  As Filed with the Securities and Exchange Commission on February 12, 2001


                                                      REGISTRATION NO. 333-82957
                                                                       811-05846
--------------------------------------------------------------------------------
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    ------------

                                      FORM N-4

                           POST-EFFECTIVE AMENDMENT NO. 5

                                         TO

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                                        AND

                                 AMENDMENT NO. 31 TO

                    REGISTRATION STATEMENT UNDER THE INVESTMENT
                                COMPANY ACT OF 1940                         /X/

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
                             (Exact Name of Registrant)

                    SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                (Name of Depositor)

                            ONE SUN LIFE EXECUTIVE PARK
                        WELLESLEY HILLS, MASSACHUSETTS 02481
                (Address of Depositor's Principal Executive Offices)

                    DEPOSITOR'S TELEPHONE NUMBER: (781) 237-6030


             EDWARD M. SHEA, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL
                    SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                  ONE COPLEY PLACE
                            BOSTON, MASSACHUSETTS 02116
                      (Name and Address of Agent for Service)

                            COPIES OF COMMUNICATIONS TO:
                                JOAN E. BOROS, ESQ.
                 JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP
                         1025 THOMAS JEFFERSON STREET, N.W.
                                  SUITE 400 EAST
                            WASHINGTON, D.C. 20007-0805

--------------------------------------------------------------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate  box)

  / /  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485

  /X/  ON APRIL 10, 2000 PURSUANT TO PARAGRAPH (b) OF RULE 485

  / /  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

  / /  ON (DATE) PURSUANT TO PARAGRAPH (a)(1) OF RULE 485

IF APPROPRIATE CHECK THE FOLLOWING BOX:

  / / THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                       PART A

                        INFORMATION REQUIRED IN A PROSPECTUS

    Attached hereto and made a part hereof is the Prospectus dated May 1, 2001 for each of:

                  Futurity Accolade Variable and Fixed Annuity

                  MFS Regatta Extra Variable and Fixed Annuity

                                                                  Rule 424(b)(3)
                                                               Reg No. 333-88069

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                                                     MAY 1, 2001


                                    PROFILE

                               FUTURITY ACCOLADE
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.


      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.


      1. THE ANNUITY CONTRACT

      The Futurity Accolade Annuity ("Contract") is a flexible payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.


      "If you purchased your Contract before July 17, 2000, you may choose among 41 variable investment options and a range of fixed interest options; however, if you purchased your Contract on or after June 26, 2000, you may choose among 37 variable investment options and a range of fixed interest options. The OCC Equity Portfolio, the OCC Management Portfolio, the OCC Mid Cap Portfolio, and the OCC Small Cap Portfolio will not be available to you if you purchased your Contract on or after July 17, 2000." For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time. In addition, your Contract will be credited with extra interest at the time you purchase your Contract.


      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.

      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.


      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your Account value is over $1 million, or if the purchase payment would cause your Account value to exceed $1 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following
Funds:


 AIM VARIABLE INSURANCE FUNDS                    MFS/SUN LIFE SERIES TRUST
   AIM V.I. Capital Appreciation Fund            Capital Appreciation Series
   AIM V.I. Growth Fund                          Emerging Growth Series
   AIM V.I. Growth and Income Fund               Government Securities Series
   AIM V.I. International Equity Fund            High Yield Series
 THE ALGER AMERICAN FUND                         Massachusetts Investors Growth Stock Series
   Growth Portfolio                              Massachusetts Investors Trust Series
   Income and Growth Portfolio                   New Discovery Series
   Small Capitalization Portfolio                Total Return Series
 GOLDMAN SACHS VARIABLE INSURANCE TRUST          Utilities Series
 ("VIT")                                         OCC ACCUMULATION TRUST
   VIT CORE-SM- Large Cap Growth Fund            Equity Portfolio
   VIT CORE-SM- Small Cap Equity Fund            Managed Portfolio
   VIT CORE-SM- U.S. Equity Fund                 Mid Cap Portfolio
   VIT Growth and Income Fund                    Small Cap Portfolio
   VIT International Equity Fund                 SUN CAPITAL ADVISERS TRUST
 J.P. MORGAN SERIES TRUST II                     Sun Capital Blue Chip Mid Cap Fund
   J.P. Morgan International Opportunities       Sun Capital Davis Financial Fund
     Portfolio                                   Sun Capital Davis Venture Value Fund
   J.P. Morgan Small Company Portfolio           Sun Capital Investment Grade Bond Fund
   J.P. Morgan U.S. Disciplined Equity           Sun Capital Investors Foundation Fund
 Portfolio                                       Sun Capital Money Market Fund
 LORD ABBETT SERIES FUND, INC.                   Sun Capital Real Estate Fund
   Growth and Income Portfolio                   Sun Capital Select Equity Fund
                                                 Sun Capital Value Equity Fund
                                                 Sun Capital Value Managed Fund
                                                 Sun Capital Value Mid Cap Fund
                                                 Sun Capital Value Small Cap Fund


      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the relevant Fund prospectus.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:


      During the first 5 years of a Contract, we impose an annual Account Fee equal to $35. After the fifth year, we may change this fee annually, but it will never exceed $50. During the Income Phase, the annual Account Fee is $35. We also deduct insurance charges (which include an administrative expense charge) equal to 1.45% per year of the average daily value of the Contract allocated among the Sub-Accounts.



                                  % OF AVERAGE
       RIDER(S) ELECTED*          DAILY VALUE
       -----------------          ------------
             "EEB"                    0.15%
             "MAV"                    0.15%
          "5% Roll-Up"                0.15%
        "EEB" and "MAV"               0.25%
     "EEB" and "5% Roll-Up"           0.25%
     "MAV" and 5% Roll-Up"            0.25%
           "EEB Plus"                 0.25%
"EEB" and "MAV" and "5% Roll-Up"      0.40%
         "EEB Plus MAV"               0.40%
     "EEB Plus 5% Roll-Up"            0.40%


------------------------


*   As defined in Section 9 below


      No optional death benefit is offered if you are 80 or older at issue.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new 7-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the purchase payment has been held in your Account. The declining scale is as follows:

NUMBER OF ACCOUNT YEARS
  PAYMENT HAS BEEN IN
      YOUR ACCOUNT         WITHDRAWAL CHARGE
------------------------   -----------------
        0-1                        8%
        1-2                        8%
        2-3                        7%
        3-4                        7%
        4-5                        6%
        5-6                        5%
        6-7                        4%
        7+                         0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, which range from 0.51% to 1.35% of the average net assets of the Fund, depending upon which Funds you have selected. The investment advisers to some of the Funds have agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.55% as shown in the table below include the insurance charges of 1.45% of your daily net assets (1.30% for mortality and expense risks and 0.15% for administrative expenses) plus a charge for the annual Account Fee. The one year total return examples, below, include an additional 0.10%, which is used to represent the current $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract. After the fifth Account Anniversary, we may raise the annual Account Fee, but, in no event, will it ever exceed $50. The 10 year total return examples, below, reflect a $50 annual Account Fee.


                                                                                                       EXAMPLES:
                                                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                        INSURANCE        SERIES        ANNUAL            AT END
SUB-ACCOUNT                                              CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                            ------------   ------------   ----------   --------   ---------
AIM V.I. Capital Appreciation Fund                         1.55%          0.73%         2.28%       $ 96       $272
AIM V.I. Growth Fund                                       1.55%          0.73%         2.28%       $ 96       $272
AIM V.I. Growth and Income Fund                            1.55%          0.77%         2.32%       $ 96       $277
AIM V.I. International Equity Fund                         1.55%          0.97%         2.52%       $ 98       $297
Alger American Growth Portfolio                            1.55%          0.79%         2.34%       $ 96       $279
Alger American Income and Growth Portfolio                 1.55%          0.70%         2.25%       $ 95       $269
Alger American Small Capitalization Portfolio              1.55%          0.90%         2.45%       $ 97       $290
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund           1.55%          0.90%         2.45%       $ 97       $290
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund           1.55%          1.00%         2.55%       $ 98       $300
Goldman Sachs VIT CORE-SM- U.S. Equity Fund                1.55%          0.90%         2.45%       $ 97       $290
Goldman Sachs VIT Growth and Income Fund                   1.55%          1.00%         2.55%       $ 98       $300
Goldman Sachs VIT International Equity Fund                1.55%          1.35%         2.90%       $102       $335
J.P. Morgan International Opportunities Portfolio          1.55%          1.20%         2.75%       $100       $320
J.P. Morgan Small Company Portfolio                        1.55%          1.15%         2.70%       $100       $315
J.P. Morgan U.S. Disciplined Equity Portfolio              1.55%          0.85%         2.40%       $ 97       $285
Lord Abbett Growth and Income Portfolio                    1.55%          0.87%         2.42%       $ 97       $287
MFS/Sun Life Capital Appreciation Series                   1.55%          0.76%         2.31%       $ 96       $276
MFS/Sun Life Emerging Growth Series                        1.55%          0.75%         2.30%       $ 96       $275
MFS/Sun Life Government Securities Series                  1.55%          0.61%         2.16%       $ 94       $260
MFS/Sun Life High Yield Series                             1.55%          0.83%         2.38%       $ 97       $283
MFS/Sun Life Massachusetts Investors Growth Stock
 Series                                                    1.55%          0.83%         2.38%       $ 97       $283
MFS/Sun Life Massachusetts Investors Trust Series          1.55%          0.59%         2.14%       $ 94       $258
MFS/Sun Life New Discovery Series                          1.55%          1.06%         2.61%       $ 99       $306
MFS/Sun Life Total Return Series                           1.55%          0.69%         2.24%       $ 95       $268
MFS/Sun Life Utilities Series                              1.55%          0.82%         2.37%       $ 96       $281
OCC Equity Portfolio                                       1.55%          0.91%         2.46%       $ 97       $291
OCC Managed Portfolio                                      1.55%          0.83%         2.38%       $ 97       $283
OCC Mid Cap Portfolio                                      1.55%          1.03%         2.58%       $ 99       $303
OCC Small Cap Portfolio                                    1.55%          0.89%         2.44%       $ 97       $289

                                                                                                       EXAMPLES:
                                                       TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                        INSURANCE        SERIES        ANNUAL            AT END
SUB-ACCOUNT                                              CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                            ------------   ------------   ----------   --------   ---------
Sun Capital Blue Chip Mid Cap Fund                         1.55%          1.00%         2.55%       $ 96       $300
Sun Capital Davis Financial Fund                           1.55%          0.90%         2.45%       $ 97       $290
Sun Capital Davis Venture Value Fund                       1.55%          0.90%         2.45%       $ 97       $290
Sun Capital Investment Grade Bond Fund                     1.55%          0.75%         2.30%       $ 96       $275
Sun Capital Investors Foundation Fund                      1.55%          0.90%         2.45%       $ 97       $290
Sun Capital Money Market Fund                              1.55%          0.65%         2.20%       $ 95       $264
Sun Capital Real Estate Fund                               1.55%          1.25%         2.80%       $101       $325
Sun Capital Select Equity Fund                             1.55%          0.90%         2.45%       $ 97       $290
Sun Capital Value Equity Fund                              1.55%          0.90%         2.45%       $ 97       $290
Sun Capital Value Managed Fund                             1.55%          0.90%         2.45%       $ 97       $290
Sun Capital Value Mid Cap Fund                             1.55%          1.00%         2.55%       $ 98       $300
Sun Capital Value Small Cap Fund                           1.55%          1.00%         2.55%       $ 98       $300


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax-deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.


      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of the amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.


      7. ACCESS TO YOUR MONEY

      You can withdraw money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- the amount of all purchase payments you made prior to the last 7 years and have not withdrawn plus the greater of (1) your Contract's earnings in the prior Account Year and (2) 10% of all purchase payments you have made in the last 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 8% to 4%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full or partial withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose.


      The following chart shows total returns for investment in the Sub-Accounts. The returns reflect all charges and deductions of the Funds and Sub-Accounts and deduction of the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.



        [TO BE ADDED BY AMENDMENT]


      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

     (1) the value of the Contract on the Death Benefit Date;

     (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

     (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account value.

      OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices E - H.

      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")


      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:


     - the amount payable under the basic death benefit above, or


     - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.


      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")


      If you elect the 5% Premium Roll-Up Rider, the death benefit is


     - the amount payable under the basic death benefit above, or


     - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

     - the first day of the month following your 80th birthday, or

     - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.


      EARNINGS ENHANCEMENT ("EEB") RIDER



      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:



     - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.



      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER



      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:



     - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 150% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 75% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER



      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:



     - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER



      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:



     - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



     - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      SELECTING MULTIPLE DEATH BENEFIT RIDERS



      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:



    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.



    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.



    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.



    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.



      If your spouse is your beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used.


      10. OTHER INFORMATION

      PURCHASE PAYMENT INTEREST. We credit your Contract with interest at a rate of 2% to 5% of each purchase payment based upon the interest rate option you chose when you apply for your Contract. In the future, we may make additional interest rate options available, at our discretion, to new Participants.

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract less any "adjusted" purchase payment interest as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company with at least 30 days notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAM -- These programs allow you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAMS -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      PRINCIPAL RETURNS PROGRAM -- This program guarantees the return of your purchase payment by investing a portion of your investment into a Guarantee Period, and also allows you to allocate a portion of your investment to one or more Sub-Accounts.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 9133
     BOSTON, MASSACHUSETTS 02117
     TELEPHONE: TOLL FREE (888) 786-2435

                                                                  Rule 424(b)(3)
                                                               Reg No. 333-88069


                                                                      PROSPECTUS
                                                                     MAY 1, 2001


                               FUTURITY ACCOLADE

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.


      "If you purchased your Contract before July 17, 2000, you may choose among 41 variable investment options and a range of fixed interest options; however, if you purchased your Contract on or after June 26, 2000, you may choose among 37 variable investment options and a range of fixed interest options. The OCC Equity Portfolio, the OCC Management Portfolio, the OCC Mid Cap Portfolio, and the OCC Small Cap Portfolio will not be available to you if you purchased your Contract on or after July 17, 2000." The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following mutual funds or series thereof (the "Funds"):



AIM VARIABLE INSURANCE FUNDS                             MFS/SUN LIFE SERIES TRUST
  AIM V.I. Capital Appreciation Fund                     Capital Appreciation Series
  AIM V.I. Growth Fund                                   Emerging Growth Series
  AIM V.I. Growth and Income Fund                        Government Securities Series
  AIM V.I. International Equity Fund                     High Yield Series
THE ALGER AMERICAN FUND                                  Massachusetts Investors Growth Stock Series
  Growth Portfolio                                       Massachusetts Investors Trust Series
  Income and Growth Portfolio                            New Discovery Series
  Small Capitalization Portfolio                         Total Return Series
GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT")           Utilities Series
  VIT CORE-SM- Large Cap Growth Fund                     OCC ACCUMULATION TRUST
  VIT CORE-SM- Small Cap Equity Fund                     Equity Portfolio
  VIT CORE-SM- U.S. Equity Fund                          Managed Portfolio
  VIT Growth and Income Fund                             Mid Cap Portfolio
  VIT International Equity Fund                          Small Cap Portfolio
J.P. MORGAN SERIES TRUST II                              SUN CAPITAL ADVISERS TRUST
  J.P. Morgan International Opportunities Portfolio      Sun Capital Blue Chip Mid Cap Fund
  J.P. Morgan Small Company Portfolio                    Sun Capital Davis Financial Fund
  J.P. Morgan U.S. Disciplined Equity Portfolio          Sun Capital Davis Venture Value Fund
LORD ABBETT SERIES FUND, INC.                            Sun Capital Investment Grade Bond Fund
  Growth and Income Portfolio                            Sun Capital Investors Foundation Fund
                                                         Sun Capital Money Market Fund
                                                         Sun Capital Real Estate Fund
                                                         Sun Capital Select Equity Fund
                                                         Sun Capital Value Equity Fund
                                                         Sun Capital Value Managed Fund
                                                         Sun Capital Value Mid Cap Fund
                                                         Sun Capital Value Small Cap Fund


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      PLEASE READ THIS PROSPECTUS AND THE FUND PROSPECTUSES CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE FUNDS.


      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page __ of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website
(http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

           SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
           C/O RETIREMENT PRODUCTS AND SERVICES
           P.O. BOX 9133
           BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        5
Expense Summary                                                      5
Summary of Contract Expenses                                         5
Underlying Fund Annual Expenses                                      6
Examples                                                             9
Condensed Financial Information                                     11
The Annuity Contract                                                11
Communicating To Us About Your Contract                             11
Sun Life Assurance Company of Canada (U.S.)                         12
The Variable Account                                                12
Variable Account Options: The Funds                                 12
The Fixed Account                                                   16
The Fixed Account Options: The Guarantee Periods                    16
The Accumulation Phase                                              17
    Issuing Your Contract                                           17
    Amount and Frequency of Purchase Payments                       17
    Allocation of Net Purchase Payments                             17
    Your Account                                                    17
    Your Account Value                                              17
    Purchase Payment Interest                                       18
    Variable Account Value                                          18
    Fixed Account Value                                             19
    Transfer Privilege                                              20
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 21
    Optional Programs                                               21
Withdrawals, Withdrawal Charge and Market Value Adjustment          23
    Cash Withdrawals                                                23
    Withdrawal Charge                                               24
    Types of Withdrawals Not Subject to Withdrawal Charge           26
    Market Value Adjustment                                         26
Contract Charges                                                    27
    Account Fee                                                     27
    Administrative Expense Charge                                   27
    Mortality and Expense Risk Charge                               27
    Charges for Optional Death Benefit Riders                       28
    Premium Taxes                                                   28
    Fund Expenses                                                   28
    Modification in the Case of Group Contracts                     28
Death Benefit                                                       29
    Amount of Death Benefit                                         29
    The Basic Death Benefit                                         29
    Optional Death Benefit Riders                                   29
    Spousal Continuance                                             31
    Calculating the Death Benefit                                   32
    Method of Paying Death Benefit                                  32
    Non-Qualified Contracts                                         32
    Selection and Change of Beneficiary                             33
    Payment of Death Benefit                                        33
    Due Proof of Death                                              33
The Income Phase -- Annuity Provisions                              33
    Selection of the Annuitant or Co-Annuitant                      33
    Selection of the Annuity Commencement Date                      34

    Annuity Options                                                 34
    Selection of Annuity Option                                     35
    Amount of Annuity Payments                                      35
    Exchange of Variable Annuity Units                              36
    Account Fee                                                     36
    Annuity Payment Rates                                           36
    Annuity Options as Method of Payment for Death Benefit          37
Other Contract Provisions                                           37
    Exercise of Contract Rights                                     37
    Change of Ownership                                             37
    Voting of Fund Shares                                           38
    Periodic Reports                                                38
    Substitution of Securities                                      39
    Change in Operation of Variable Account                         39
    Splitting Units                                                 39
    Modification                                                    39
    Discontinuance of New Participants                              40
    Reservation of Rights                                           40
    Right to Return                                                 40
Tax Considerations                                                  40
    U.S. Federal Tax Considerations                                 41
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          41
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      41
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   41
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   42
        WITHHOLDING                                                 42
        INVESTMENT DIVERSIFICATION AND CONTROL                      42
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     42
        QUALIFIED RETIREMENT PLANS                                  42
        PENSION AND PROFIT-SHARING PLANS                            43
        TAX-SHELTERED ANNUITIES                                     43
        INDIVIDUAL RETIREMENT ACCOUNTS                              43
        ROTH IRAS                                                   43
    Puerto Rico Tax Considerations                                  44
Administration of the Contracts                                     44
Distribution of the Contracts                                       44
Performance Information                                             45
Available Information                                               46
Incorporation of Certain Documents by Reference                     46
    State Regulation                                                47
Legal Proceedings                                                   47
Accountants                                                         47
Financial Statements                                                48
Table of Contents of Statement of Additional Information            49
Appendix A -- Glossary                                              51
Appendix B -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   54
Appendix C -- Calculation of Basic Death Benefit                    57
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit                                                      58
Appendix E -- Calculation of Death Benefit When All Three
 Optional Death Benefit Riders Are Selected                         59
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             60
Appendix G -- Calculation of Earnings Enhancement Plus MAV
 Optional Death Benefit                                             61
Appendix H -- Calculation of Earnings Enhancement Plus 5%
 Roll-Up Optional Death Benefit                                     62
Appendix I -- Calculation for Purchase Payment Interest
 (Bonus Credit)                                                     63
Appendix J -- Condensed Financial Information - Accumulation
 Unit Values                                                        65

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes, where required by state law.


                          SUMMARY OF CONTRACT EXPENSES



TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................  $   0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of complete Account Years Purchase Payment in
    Account
    0-1.....................................................      8%
    1-2.....................................................      8%
    2-3.....................................................      7%
    3-4.....................................................      7%
    4-5.....................................................      6%
    5-6.....................................................      5%
    6-7.....................................................      4%
    7 or more...............................................      0%
Transfer Fee (2)............................................  $  15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........  $  50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)



 Mortality and Expense Risk Charge.......  1.30%
 Administrative Expenses Charge..........  0.15%
                                           ----
 Total Variable Annuity Annual
 Expenses................................  1.45%



DEATH BENEFIT CHARGE (if one or more of the optional death benefit riders is elected)



                                % OF AVERAGE
     RIDER(S) ELECTED(4)        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" and "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%


------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.


(2) Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.


(3) The annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never exceed $50.

(4) The optional death benefit riders are defined under "Death Benefit."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)


                                                                                           TOTAL FUND
                                                   MANAGEMENT             OTHER              ANNUAL
                                                   FEES (AFTER       EXPENSES (AFTER     EXPENSES (AFTER
                                                REIMBURSEMENT)(2)   REIMBURSEMENT)(2)   REIMBURSEMENT)(2)
                                                -----------------   -----------------   -----------------
AIM V.I. Capital Appreciation Fund............          0.62%               0.11%               0.73%
AIM V.I. Growth Fund..........................          0.63%               0.10%               0.73%
AIM V.I. Growth and Income Fund...............          0.61%               0.16%               0.77%
AIM V.I. International Equity Fund............          0.75%               0.22%               0.97%
Alger American Growth Portfolio...............          0.75%               0.04%               0.79%
Alger American Income and Growth Portfolio....          0.62%               0.08%               0.70%
Alger American Small Capitalization
 Portfolio....................................          0.85%               0.05%               0.90%
Goldman Sachs VIT CORE-SM- Large Cap Growth
 Fund (3).....................................          0.70%               0.20%               0.90%
Goldman Sachs VIT CORE-SM- Small Cap Equity
 Fund (3).....................................          0.75%               0.25%               1.00%
Goldman Sachs VIT CORE-SM- U.S. Equity Fund
 (3)..........................................          0.70%               0.20%               0.90%
Goldman Sachs VIT Growth and Income Fund (3)..          0.75%               0.25%               1.00%
Goldman Sachs VIT International Equity Fund
 (3)..........................................          1.00%               0.35%               1.35%
J.P. Morgan International Opportunities
 Portfolio (4)................................          0.60%               0.60%               1.20%
J.P. Morgan Small Company Portfolio (4).......          0.60%               0.55%               1.15%
J.P. Morgan U.S. Disciplined Equity Portfolio
 (4)..........................................          0.35%               0.50%               0.85%
Lord Abbett Growth and Income Portfolio.......          0.50%               0.37%               0.87%
MFS/Sun Life Capital Appreciation Series
 (5)..........................................          0.71%               0.05%               0.76%
MFS/Sun Life Emerging Growth Series...........          0.70%               0.05%               0.75%
MFS/Sun Life Government Securities Series.....          0.55%               0.06%               0.61%
MFS/Sun Life High Yield Series (5)............          0.75%               0.08%               0.83%
MFS/Sun Life Massachusetts Investors Growth
 Stock Series.................................          0.75%               0.08%               0.83%
MFS/Sun Life Massachusetts Investors Trust
 Series.......................................          0.55%               0.04%               0.59%
MFS/Sun Life New Discovery Series (5).........          0.90%               0.16%               1.06%
MFS/Sun Life Total Return Series..............          0.65%               0.04%               0.69%
MFS/Sun Life Utilities Series (5).............          0.75%               0.07%               0.82%
OCC Equity Portfolio (6)......................          0.80%               0.11%               0.91%
OCC Managed Portfolio (6).....................          0.77%               0.06%               0.83%
OCC Mid Cap Portfolio (6).....................          0.10%               0.93%               1.03%
OCC Small Cap Portfolio (6)...................          0.80%               0.09%               0.89%
Sun Capital Blue Chip Mid Cap Fund (7)(8).....          0.80%               0.20%               1.00%
Sun Capital Davis Financial Fund (9)..........          0.75%               0.15%               0.90%
Sun Capital Davis Venture Value Fund (9)......          0.75%               0.15%               0.90%
Sun Capital Investment Grade Bond Fund (7)....          0.60%               0.15%               0.75%
Sun Capital Investors Foundation Fund
 (7)(8).......................................          0.75%               0.15%               0.90%
Sun Capital Money Market Fund (7).............          0.50%               0.15%               0.65%
Sun Capital Real Estate Fund (7)..............          0.95%               0.30%               1.25%
Sun Capital Select Equity Fund (7)(8).........          0.75%               0.15%               0.90%
Sun Capital Value Equity Fund (10)............          0.80%               0.10%               0.90%
Sun Capital Value Managed Fund (10)...........          0.80%               0.10%               0.90%
Sun Capital Value Mid Cap Fund (10)...........          0.80%               0.20%               1.00%
Sun Capital Value Small Cap Fund (10).........          0.80%               0.20%               1.00%


------------------------

(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectuses for more information about Fund expenses.

(2) For all Funds, except the Sun Capital Davis Financial Fund, the Sun Capital Davis Venture Value Fund, the Sun Capital Value Equity Fund, the Sun Capital Value Managed Fund, the Sun Capital Value Mid Cap Fund, and the Sun Capital Value Small Cap Fund, "Management Fees," "Other Expenses," and "Total Fund Annual Expenses" are based on actual expenses for the fiscal year ended December 31, 1999, net of any applicable expense reimbursement or waiver. Expense figures shown for the Sun Capital Davis Financial Fund, the Sun Capital Davis Venture Value Fund, the Sun Capital Value Equity Fund, the Sun Capital Value Managed Fund, the Sun Capital Value Mid Cap Fund, and the Sun Capital Value Small Cap Fund are estimates for the year 2000, based on the applicable expense reimbursement waiver. No actual expense figures are shown for these Funds because they commenced operations in July 2000 and, therefore, have less than 12 months of investment experience.


(3) The investment advisers for the Goldman Sachs VIT Funds have voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. In particular, the investment advisers to the Goldman Sachs VIT CORE-SM- Large Capital Growth Fund, the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund, the Goldman Sachs VIT CORE-SM- U.S. Equity Fund, the Goldman Sachs VIT Growth and Income Fund and the Goldman Sachs VIT International Equity Fund have voluntarily agreed to reduce or limit certain "Other Expenses" of such Funds (excluding management fees, taxes, interest and brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.20%, 0.25%, 0.20%, 0.25%, and 0.35% per annum of such Funds' average daily net assets, respectively. The expenses of the Goldman Sachs VIT Funds are estimated for the fiscal year ended December 31, 2000. Absent any such waiver or reimbursement, estimated "Management Fees," estimated "Other Expenses," and estimated "Total Fund Annual Expenses" for the year ended December 31, 2000 will be: 0.70%, 0.42%, and 1.12% for the Goldman Sachs VIT CORE-SM- Large Cap Growth Fund; 0.75%, 0.75%, and 1.50% for the Goldman Sachs VIT CORE-SM- Small Cap Equity Fund; 0.70%, 0.20%, and 0.90% for the Goldman Sachs VIT CORE-SM- U.S. Equity Fund; 0.75%, 0.47%, and 1.22% for the Goldman Sachs VIT Growth and Income Fund; and 1.00%, 0.77%, and 1.77% for the Goldman Sachs VIT International Equity Fund. Fee waivers and expense reimbursements for the Goldman Sachs VIT Funds may be discontinued at any time.

(4) An affiliate of the adviser has agreed to reimburse the Fund to the extent certain expenses exceed the following percentages of the Fund's average daily net assets through fiscal year 1999: 0.85% for the J.P. Morgan U.S. Disciplined Equity Portfolio; 1.20% for the J.P. Morgan International Opportunities Portfolio; and 1.15% for the J.P. Morgan Small Company Portfolio. Absent this reimbursement, "Total Fund Annual Expenses" would have been 0.87% for the J.P. Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio, and 2.57% for the J.P. Morgan Small Company Portfolio.


(5) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangement (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Annual Expenses" would have been: 0.75% for the MFS/Sun Life Capital Appreciation Series; 0.82% for the MFS/Sun Life High Yield Series; 1.05% for the MFS/Sun Life New Discovery Series; and 0.81% for the MFS/Sun Life Utilities Series.


(6) "Total Fund Annual Expenses" for the OCC Equity Portfolio, the OCC Small Cap Portfolio, the OCC Managed Portfolio and the OCC Mid Cap Portfolio are limited contractually by OpCap Advisers so that the Funds' respective annualized operating expenses (net of expense offsets) do not exceed 1% of average daily net assets. Absent this limit, "Management Fees," "Other Expenses," and "Total Fund Annual Expenses" were 0.80%, 3.48%, and 4.28% for the OCC Mid Cap Portfolio. "Other Expenses" are shown gross of expense offsets afforded the portfolio, which effectively lowered custody expenses.

(7) The investment adviser for the Sun Capital Funds has voluntarily agreed to waive or reimburse a portion of the management fees and/or operating expenses, resulting in a reduction of the total expenses. For the year ended December 31, 1999, the investment adviser waived all investment advisory fees. Absent any such waiver or reimbursement, "Management Fees," "Other Expenses," and "Total Fund Annual Expenses" for the year ended December 31, 1999 were: 0.80%, 3.31%, and 4.11% for the Sun Capital Blue Chip Mid Cap Fund; 2.70%, 1.38%, and 1.98% for the Sun Capital Investment Grade Bond Fund; 0.75%, 4.37%, and 5.12% for the Sun Capital Investors Foundation Fund; 0.50%, 2.20%, and 2.70% for the Sun Capital Money Market Fund; 0.95%, 2.44%, and 3.39% for the Sun Capital Real Estate Fund; and 0.75%, 3.50%, and 4.25% for the Sun Capital Select Equity Fund. Fee waivers and expense reimbursements for the Sun Capital Funds may be discontinued at any time after May 1, 2001. To the extent that the expense ratio of any Fund in the Sun Capital Advisers Trust falls below the Fund's expense limit, the Fund's adviser reserves the right to be reimbursed for management fees waived and Fund expenses paid by it during the prior two years.

(8) The management fee for each of the Sun Capital Blue Chip Mid Cap Fund, the Sun Capital Investors Foundation Fund, and the Sun Capital Select Equity Fund decreases to 0.75%, 0.70%, and 0.70%, respectively, as the daily net assets of each Fund exceed $300 million.


(9) The management fee for each of the Sun Capital Davis Financial Fund and the Sun Capital Davis Venture Value Fund decreases to 0.70% as the daily net assets of each Fund exceed $500 million.



(10) The management fee for each of the Sun Capital Value Equity Fund, the Sun Capital Value Managed Fund, the Sun Capital Value Mid Cap Fund, and the Sun Capital Value Small Cap Fund decreases to 0.75% as the daily net assets of each Fund exceed $400 million, and decreases to 0.70% as the daily net assets of each Fund exceed $800 million.

                                    EXAMPLES


      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000, a 5% annual return, and no optional death benefit riders have been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $ 96       $136       $179       $272
AIM V.I. Growth Fund........................................    $ 96       $136       $179       $272
AIM V.I. Growth and Income Fund.............................    $ 96       $137       $181       $277
AIM V.I. International Equity Fund..........................    $ 98       $143       $191       $297
Alger American Growth Portfolio.............................    $ 96       $138       $182       $279
Alger American Income and Growth Portfolio..................    $ 95       $135       $177       $269
Alger American Small Capitalization Portfolio...............    $ 97       $141       $187       $290
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $ 97       $141       $187       $290
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $ 98       $144       $193       $300
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $ 97       $141       $187       $290
Goldman Sachs VIT Growth and Income Fund....................    $ 98       $144       $193       $300
Goldman Sachs VIT International Equity Fund.................    $102       $155       $210       $335
J.P. Morgan International Opportunities Portfolio...........    $100       $150       $203       $320
J.P. Morgan Small Company Portfolio.........................    $100       $149       $200       $315
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $ 97       $139       $185       $285
Lord Abbett Growth and Income Portfolio.....................    $ 97       $140       $186       $287
MFS/Sun Life Capital Appreciation Series....................    $ 96       $137       $180       $276
MFS/Sun Life Emerging Growth Series.........................    $ 96       $136       $180       $275
MFS/Sun Life Government Securities Series...................    $ 94       $132       $173       $260
MFS/Sun Life High Yield Series..............................    $ 97       $139       $184       $283
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $ 97       $139       $184       $283
MFS/Sun Life Massachusetts Investors Trust Series...........    $ 94       $131       $171       $258
MFS/Sun Life New Discovery Series...........................    $ 99       $146       $196       $306
MFS/Sun Life Total Return Series............................    $ 95       $134       $177       $268
MFS/Sun Life Utilities Series...............................    $ 96       $138       $183       $281
OCC Equity Portfolio........................................    $ 97       $141       $188       $291
OCC Managed Portfolio.......................................    $ 97       $139       $184       $283
OCC Mid Cap Portfolio.......................................    $ 99       $145       $194       $303
OCC Small Cap Portfolio.....................................    $ 97       $141       $187       $289
Sun Capital Blue Chip Mid Cap Fund..........................    $ 96       $144       $193       $300
Sun Capital Davis Financial Fund............................    $ 97       $141       $187       $290
Sun Capital Davis Venture Value Fund........................    $ 97       $141       $187       $290
Sun Capital Investment Grade Bond Fund......................    $ 96       $136       $180       $275
Sun Capital Investors Foundation Fund.......................    $ 97       $141       $187       $290
Sun Capital Money Market Fund...............................    $ 95       $133       $175       $264
Sun Capital Real Estate Fund................................    $101       $152       $205       $325
Sun Capital Select Equity Fund..............................    $ 97       $141       $187       $290
Sun Capital Value Equity Fund...............................    $ 97       $141       $187       $290
Sun Capital Value Managed Fund..............................    $ 97       $141       $187       $290
Sun Capital Value Mid Cap Fund..............................    $ 98       $144       $193       $300
Sun Capital Value Small Cap Fund............................    $ 98       $144       $193       $300

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming an average Contract size of $35,000, a 5% annual return, and no optional death benefit riders have been elected:



                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
AIM V.I. Capital Appreciation Fund..........................    $24        $73        $125       $272
AIM V.I. Growth Fund........................................    $24        $73        $125       $272
AIM V.I. Growth and Income Fund.............................    $24        $74        $127       $277
AIM V.I. International Equity Fund..........................    $26        $80        $137       $297
Alger American Growth Portfolio.............................    $24        $75        $128       $279
Alger American Income and Growth Portfolio..................    $23        $72        $123       $269
Alger American Small Capitalization Portfolio...............    $25        $78        $133       $290
Goldman Sachs VIT CORE-SM- Large Cap Growth Fund............    $25        $78        $133       $290
Goldman Sachs VIT CORE-SM- Small Cap Equity Fund............    $26        $81        $139       $300
Goldman Sachs VIT CORE-SM- U.S. Equity Fund.................    $25        $78        $133       $290
Goldman Sachs VIT Growth and Income Fund....................    $26        $81        $139       $300
Goldman Sachs VIT International Equity Fund.................    $30        $92        $156       $335
J.P. Morgan International Opportunities Portfolio...........    $28        $87        $149       $320
J.P. Morgan Small Company Portfolio.........................    $28        $86        $146       $315
J.P. Morgan U.S. Disciplined Equity Portfolio...............    $25        $76        $131       $385
Lord Abbett Growth and Income Portfolio.....................    $25        $77        $132       $287
MFS/Sun Life Capital Appreciation Series....................    $24        $74        $126       $275
MFS/Sun Life Emerging Growth Series.........................    $24        $73        $126       $276
MFS/Sun Life Government Securities Series...................    $22        $69        $119       $260
MFS/Sun Life High Yield Series..............................    $25        $76        $130       $283
MFS/Sun Life Massachusetts Investors Growth Stock Series....    $25        $76        $130       $283
MFS/Sun Life Massachusetts Investors Trust Series...........    $22        $68        $117       $258
MFS/Sun Life New Discovery Series...........................    $27        $83        $142       $306
MFS/Sun Life Total Return Series............................    $23        $71        $123       $268
MFS/Sun Life Utilities Series...............................    $24        $75        $129       $281
OCC Equity Portfolio........................................    $25        $78        $134       $291
OCC Managed Portfolio.......................................    $25        $76        $130       $283
OCC Mid Cap Portfolio.......................................    $27        $82        $140       $303
OCC Small Cap Portfolio.....................................    $25        $78        $133       $289
Sun Capital Blue Chip Mid Cap Fund..........................    $26        $81        $139       $300
Sun Capital Davis Financial Fund............................    $25        $78        $133       $290
Sun Capital Davis Venture Value Fund........................    $25        $78        $133       $290
Sun Capital Investment Grade Bond Fund......................    $24        $73        $126       $275
Sun Capital Investors Foundation Fund.......................    $25        $78        $133       $290
Sun Capital Money Market Fund...............................    $23        $70        $121       $264
Sun Capital Real Estate Fund................................    $29        $89        $151       $325
Sun Capital Select Equity Fund..............................    $25        $78        $133       $290
Sun Capital Value Equity Fund...............................    $25        $78        $133       $290
Sun Capital Value Managed Fund..............................    $25        $78        $133       $290
Sun Capital Value Mid Cap Fund..............................    $26        $81        $139       $300
Sun Capital Value Small Cap Fund............................    $26        $81        $139       $300


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included as Appendix B to this Prospectus.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase; you may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (888) 786-2435.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.


      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable life product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                                   THE FUNDS

      The Contract offers Sub-Accounts that invest in a number of Fund investment options, which are briefly discussed below. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

      MORE COMPREHENSIVE INFORMATION ABOUT THE FUNDS, INCLUDING A DISCUSSION OF THEIR MANAGEMENT, INVESTMENT OBJECTIVES, EXPENSES, AND POTENTIAL RISKS, IS FOUND IN THE CURRENT PROSPECTUSES FOR THE FUNDS (THE "FUND PROSPECTUSES"). THE FUND PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE YOU INVEST. A COPY OF EACH FUND PROSPECTUS, AS WELL AS A STATEMENT OF ADDITIONAL INFORMATION FOR EACH FUND, MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY BY CALLING 1-888-388-8748 OR BY WRITING TO SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.), C/O RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 9133, BOSTON MASSACHUSETTS 02117.

      The Funds currently available are:

AIM VARIABLE INSURANCE FUNDS (advised by A I M Advisors, Inc.)

     AIM V.I. CAPITAL APPRECIATION FUND seeks growth of capital by investing principally in common stocks or companies which the Fund's portfolio managers believe are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

     AIM V.I. GROWTH FUND seeks to achieve growth of capital by investing in seasoned and better-capitalized companies considered to have strong earnings momentum.

     AIM V.I. GROWTH AND INCOME FUND seeks to achieve growth of capital with a secondary objective of current income.

     AIM V.I. INTERNATIONAL EQUITY FUND seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

THE ALGER AMERICAN FUND (advised by Fred Alger Management, Inc.)

     ALGER AMERICAN GROWTH PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of companies which have market capitalizations of $1 billion or more.

     ALGER AMERICAN INCOME AND GROWTH PORTFOLIO seeks primarily to provide a high level of dividend income by investing in dividend paying equity securities. Capital appreciation is a secondary objective.

     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It invests primarily in the equity securities of small companies with market capitalizations within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

GOLDMAN SACHS VARIABLE INSURANCE TRUST ("VIT") (advised by Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), except for Goldman Sachs International Equity Fund, which is advised by Goldman Sachs Asset Management International, an affiliate of Goldman Sachs)

     GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

     GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

     GOLDMAN SACHS VIT GROWTH AND INCOME FUND seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

     GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

J.P. MORGAN SERIES TRUST II (advised by J.P. Morgan Investment Management Inc.)

     J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign companies.

     J.P. MORGAN SMALL COMPANY PORTFOLIO seeks to provide a high total return from a portfolio of small company stocks.

     J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO seeks to provide a high total return from a portfolio of selected equity securities.

LORD ABBETT SERIES FUND, INC. (advised by Lord Abbett & Co.)

     GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of capital and income without excessive fluctuation in market value.

MFS/SUN LIFE SERIES TRUST (advised by Massachusetts Financial Services Company, an affiliate of the Company)

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.

     NEW DISCOVERY SERIES will seek capital appreciation.

     TOTAL RETURN SERIES will primarily seek to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

OCC ACCUMULATION TRUST (advised by OpCap Advisors)

     EQUITY PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

     MANAGED PORTFOLIO seeks to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.

     MID CAP PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The portfolio will invest primarily in companies with market capitalizations of between $500 million and $5 billion.

     SMALL CAP PORTFOLIO seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.

SUN CAPITAL ADVISERS TRUST (advised by Sun Capital Advisers, Inc., an affiliate of the Company; Wellington Management Company, LLP serves as investment subadviser to Sun Capital Blue Chip Mid Cap Fund, Sun Capital Investors Foundation Fund and Sun Capital Select Equity Fund)

     SUN CAPITAL BLUE CHIP MID CAP FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations within the range represented by the Standard & Poor's Mid Cap 400 Index.


     SUN CAPITAL DAVIS FINANCIAL FUND seeks growth of capital by investing primarily in the common stock of financial services companies.



     SUN CAPITAL DAVIS VENTURE VALUE FUND seeks growth of capital by investing primarily in the common stock of U.S. companies with market capitalizations of at least $5 billion.


     SUN CAPITAL INVESTORS FOUNDATION FUND seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies with market capitalizations generally within the range represented by the Standard & Poor's 500 Index. Investments are selected using a combination of fundamental analysis and quantitative tools.

     SUN CAPITAL INVESTMENT GRADE BOND FUND seeks high current income consistent with relative stability of principal by investing at least 80% of its assets in investment grade bonds. The Fund may invest up to 20% of its assets in lower rated or unrated bonds (also known as high yield or junk bonds).

     SUN CAPITAL MONEY MARKET FUND seeks to maximize current income, consistent with maintaining liquidity and preserving capital, by investing exclusively in high quality U.S. dollar-denominated money market securities.

     SUN CAPITAL REAL ESTATE FUND primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its assets in securities of real estate investment trusts and other real estate companies.

     SUN CAPITAL SELECT EQUITY FUND seeks long-term capital growth by investing in 20 to 40 common stocks and other equity securities of large capitalization U.S. companies selected primarily from the Standard & Poor's 500 Index.


     SUN CAPITAL VALUE EQUITY FUND seeks long-term capital appreciation through investment in equity securities selected on the basis of a value-oriented approach to investing.



     SUN CAPITAL VALUE MANAGED FUND seeks to achieve growth of capital over time through investment in common stocks, bonds, and cash equivalents, the percentages of which will vary based on the portfolio manager's assessments of the relative outlook for such investments.



     SUN CAPITAL VALUE MID CAP FUND seeks long-term capital appreciation through investment in a diversified portfolio of equity securities. The Portfolio will invest primarily in companies with market capitalizations of between $500 million and $8 billion at the time of purchase.



     SUN CAPITAL VALUE SMALL CAP FUND seeks capital appreciation through investment in equity securities of companies with market capitalizations of under $500 million at time of purchase.


      The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.


      Certain of the investment advisers to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers.


      Certain publically available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE


      During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.


ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

PURCHASE PAYMENT INTEREST

      We will credit your Contract with interest at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

    OPTION A: THE 2% FIVE-YEAR ANNIVERSARY INTEREST OPTION -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

    OPTION B: THE 3%, 4%, OR 5% INTEREST OPTION -- Under this option we will credit your Contract with interest at the following rates:

      - 3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

      - 4% of each Purchase Payment if your Net Purchase Payments is $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

      - 5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

      If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.


      We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.



      The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.


      We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees.


      We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.


VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS


      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.


      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

      1) written notice from you electing a different Guarantee Period from among those we then offer, or

      2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract described below (see "Transfer Privilege.")

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. We will automatically renew your amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

      -  You may not make more than 12 transfers in any Account Year;

      - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

      -  Your Account Value remaining in a Sub-Account must be at least $1,000;

      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

      - At least 30 days must elapse between transfers to or from Guarantee Periods;

      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

      - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period made more than 30 days before the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed pre-authorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, some of the Funds have reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services charge, or the annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program is treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of three asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. Sun Capital Advisers' Asset Allocation Committee will direct the allocations. By your election of an asset allocation program, you thereby authorize us to automatically reallocate your Account Value on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      PRINCIPAL RETURNS PROGRAM

      Under the Principal Returns Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment and Purchase Payment Interest (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

      - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

      - When an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

      (1) your Contract's earnings (defined below) during the prior Account Year; and

      (2) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

      Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

      Your Contract's earnings during the prior Account Year are equal to:

      (a) the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

      (b)  any Purchase Payments made during the prior Account Year, plus

      (c)  any partial withdrawals and charges taken during the prior Account
           Year.

      For an example of how we calculate the "free withdrawal amount," see Appendix C.


      ORDER OF WITHDRAWAL



      When you make a withdrawal, we consider the oldest remaining Purchase Payment to be withdrawn first, then the next oldest, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value and is not subject to a withdrawal charge.


      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

   NUMBER OF
 ACCOUNT YEARS
  PAYMENT HAS
     BEEN        WITHDRAWAL
IN YOUR ACCOUNT    CHARGE
---------------  ----------
      0-1            8%
      1-2            8%
      2-3            7%
      3-4            7%
      4-5            6%
      5-6            5%
      6-7            4%
      7+             0%

      For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

      The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix C.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE


      NURSING HOME WAIVER


      If approved by your state, we will waive the withdrawal charge for a full or partial withdrawal if:

      -  at least one year has passed since we issued your Contract, and

      - you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

      An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.


      MINIMUM DISTRIBUTIONS



      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.



      OTHER WITHDRAWALS


      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                                                       1 + I     N/12
                                                 ( --------)
                                                   1 + J + b       -1

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

      No Market Value Adjustment will apply to Contracts issued in the states of California, Maryland, Oregon, Texas and Washington.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $35 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $100,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.


CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS



      If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.



                                          % OF AVERAGE
          RIDER(S) YOU ELECT*             DAILY VALUE
          -------------------             ------------
                 "EEB"                       0.15%
                 "MAV"                       0.15%
              "5% Roll-Up"                   0.15%
            "EEB" and "MAV"                  0.25%
         "EEB" and "5% Roll-Up"              0.25%
         "MAV" and "5% Roll-Up"              0.25%
               "EEB Plus"                    0.25%
    "EEB" and "MAV" and "5% Roll-Up"         0.40%
          "EEB Plus with MAV"                0.40%
       "EEB Plus with 5% Roll-Up"            0.40%


------------------------


*As defined below


PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectuses and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on your date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      2. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix D.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, the basic death benefit may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices E - H.



      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")


      Under this rider, the death benefit will be the greater of:


      -  the amount payable under the basic death benefit, above, or


      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.

      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")


      Under this rider, the death benefit will be the greater of:


      -  the amount payable under the basic death benefit, above, or


      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or


      - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.



      EARNINGS ENHANCEMENT ("EEB") RIDER



      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.



      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER



      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 150% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 75% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER



      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER



      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      SELECTING MULTIPLE DEATH BENEFIT RIDERS



      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:



    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.



    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.



    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.



    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.



      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.


SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the basic death benefit or any rider you have selected. All Contract provisions, including any riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a value equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, the surviving spouse's age on the original effective date of the Contract will be used.

CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the basic death benefit or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the basic death benefit or under any of the optional death benefit riders, your Account Value will be increased by the excess, if any, of that amount over option (1) of the basic death benefit. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Sun Capital Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

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
      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive in one sum the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      - On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have an annual mortality and expense risk charge of 1.45% of your Account's average daily net assets.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contracts also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.


      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.


CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and
(4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address as shown on the cover of this Prospectus within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

      - the portion of the Account Value that is attributable to any Purchase Payment Interest, and

      -  all Purchase Payment Interest.

      This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use the Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rice, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.

      However, corporate (or other non-natural person) Owners of, and Participants under, a Non-Qualified Contract incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings.

      You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant or distributions under an immediate annuity (as defined above) or after age 59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Participant or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.


PUERTO RICO TAX CONSIDERATIONS



      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.



      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.



      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.



      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.



      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.


                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates." We began offering the Contract in October 1999. During 1999, approximately $126,568 in commissions were paid to and retained by Clarendon in connection with the distribution of the Contracts.

                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since we started offering the Sub-Accounts under the Futurity products or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

      Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Sun Capital Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Sun

Capital Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661; New York, New York -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE



      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.



      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

                                STATE REGULATION


      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS


      The financial statements of the Variable Account for the year ended December 31, 2000 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 2000, 1999 and 1998 included in this Prospectus have been audited by _______________________, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS


      The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.



      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the Statement of Additional Information.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Tax-Deferred Accumulation
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (888) 786-2435.


--------------------------------------------------------------------------------

 To:        Sun Life Assurance Company of Canada (U.S.)
            c/o Retirement Products and Services
            P.O. Box 9133
            Boston, Massachusetts 02117

            Please send me a Statement of Additional
            Information for
            Futurity Accolade Variable and Fixed Annuity
            Sun Life of Canada (U.S.) Variable Account F.

Name            ---------------------------------------------

Address         ---------------------------------------------

                ---------------------------------------------

City  -------------------------  State  ----------  Zip  ------

Telephone       ---------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

      ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      ANNUITY OPTION: The method you choose for receiving annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

      *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

      CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

      COMPANY: Sun Life Assurance Company of Canada (U.S.).

      CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.


      COVERED PERSON: The person identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered person.


      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

      FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

      GROUP CONTRACT: A Contract issued by the Company on a group basis.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

      *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

      PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      RENEWAL DATE: The last day of a Guarantee Period.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund or series of a Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

      VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.


      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.


*You specify these items on the Application, and may change them, as we describe in this Prospectus.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

                                   APPENDIX B
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT


PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)
WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

      Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.


                                                                     PAYMENT
                HYPOTHETICAL              CUMULATIVE      FREE      SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT      ACCOUNT       ANNUAL      ANNUAL     WITHDRAWAL   WITHDRAWAL     CHARGE       CHARGE
       YEAR        VALUE       EARNINGS    EARNINGS      AMOUNT       CHARGE     PERCENTAGE     AMOUNT
     --------   ------------   --------   ----------   ----------   ----------   ----------   ----------
(a)     1          $41,000      $1,000     $ 1,000      $ 4,000      $36,000       8.00%        $2,880
        2          $45,100      $4,100     $ 5,100      $ 4,000      $36,000       8.00%        $2,880
        3          $49,600      $4,500     $ 9,600      $ 4,100      $35,900       7.00%        $2,513
(b)     4          $52,100      $2,500     $12,100      $ 4,500      $35,500       7.00%        $2,485
        5          $57,300      $5,200     $17,300      $ 4,000      $36,000       6.00%        $2,160
        6          $63,000      $5,700     $23,000      $ 5,200      $34,800       5.00%        $1,740
        7          $66,200      $3,200     $26,200      $ 5,700      $34,300       4.00%        $1,372
(c)     8          $72,800      $6,600     $32,800      $40,000      $     0       0.00%        $    0


(a) The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.


(c) In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.


PARTIAL WITHDRAWAL

      Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.


                                                                    REMAINING
                HYPOTHETICAL                                           FREE      AMOUNT OF
                  ACCOUNT                                           WITHDRAWAL   WITHDRAWAL
                   VALUE                                              AMOUNT     SUBJECT TO   WITHDRAWAL   WITHDRAWAL
     ACCOUNT       BEFORE                 CUMULATIVE   AMOUNT OF      BEFORE     WITHDRAWAL     CHARGE       CHARGE
       YEAR      WITHDRAWAL    EARNINGS    EARNINGS    WITHDRAWAL   WITHDRAWAL     CHARGE     PERCENTAGE     AMOUNT
     --------   ------------   --------   ----------   ----------   ----------   ----------   ----------   ----------
        1          $41,000      $1,000     $ 1,000      $     0       $4,000      $     0       8.00%        $    0
        2          $45,100      $4,100     $ 5,100      $     0       $4,000      $     0       8.00%        $    0
        3          $49,600      $4,500     $ 9,600      $     0       $4,100      $     0       7.00%        $    0
(a)     4          $50,100      $  500     $10,100      $ 4,100       $4,500      $     0       7.00%        $    0
(b)     4          $46,800      $  800     $10,900      $ 9,000       $  400      $ 8,600       7.00%        $  602
(c)     4          $38,400      $  600     $11,500      $12,000       $    0      $12,000       7.00%        $  840
(d)     4          $26,800      $  400     $11,900      $20,000       $    0      $14,900       7.00%        $1,043

(a) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.


(b) Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.


(c) Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.


(d) Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.


      Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,485, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

      The MVA Factor is:

                                       N/12
                          1 + I
                      (  --------  )        -1
                        1 + J + b

      These examples assume the following:

        1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        2)  The date of surrender is 2 years from the Expiration Date (N = 24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         -1
                                 1 + .08

                                    2
                   =     (.981) -1

                   =     .963 -1

                   =  -  .037

      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 - $674.16) X -.037 = -$415.73

      -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (    --------  )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (       ------      )         -1
                                 1 + .05

                                    2
                   =     (1.010) -1

                   =     1.019 -1

                   =     .019

      The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

      $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

      For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

      $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT


EXAMPLE 1:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
        Account Value                                =             $ 80,000.00
        Cash Surrender Value                         =             $ 74,400.00
        Purchase Payments                            =             $100,000.00
The Basic Death Benefit would therefore be:                        $100,000.00

EXAMPLE 2:

      Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
        Account Value                                =             $ 60,000.00
        Cash Surrender Value                         =             $ 55,200.00
        Adjusted Purchase Payments*                  =             $ 75,000.00
The Basic Death Benefit would therefore be:                        $ 75,000.00

*Adjusted Purchase Payments can be calculated as follows:
Payments X (Account Value after withdrawal / Account Value before withdrawal)
$100,000.00 X ($60,000.00/$80,000.00)

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT



EXAMPLE 1:



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:



THE DEATH BENEFIT AMOUNT WILL BE THE GREATEST OF:
    ACCOUNT VALUE                                         =  $150,000
    CASH SURRENDER VALUE                                  =  $144,000
    TOTAL OF ADJUSTED PURCHASE PAYMENTS                   =  $100,000
THE DEATH BENEFIT AMOUNT WOULD THEREFORE                  =  $150,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 50,000
    40% of the above amount                               =  $ 20,000
    Cap of 40% of Adjusted Purchase Payments              =  $ 40,000
The lesser of the above two amounts = the EEB amount      =  $ 20,000



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $150,000 + $20,000 = $170,000.



EXAMPLE 2:



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $150,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $130,000. In addition, this Contract was issued prior to the owner's 70th birthday.



THE DEATH BENEFIT AMOUNT WILL BE THE GREATEST OF:
    ACCOUNT VALUE                                         =  $130,000
    CASH SURRENDER VALUE                                  =  $124,000
    TOTAL OF ADJUSTED PURCHASE PAYMENTS*                  =  $ 86,667
THE DEATH BENEFIT AMOUNT WOULD THEREFORE                  =  $130,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments          =  $ 43,333
    40% of the above amount                               =  $ 17,333
    Cap of 40% of Adjusted Purchase Payments              =  $ 34,667
The lesser of the above two amounts = the EEB amount      =  $ 17,333



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $130,000 + $17,333 = $147,333.



      *Adjusted Purchase Payments can be calculated as follows:



      Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
     = $100,000 X ($130,000 DIVIDED BY $150,000) = $86,667

                                   APPENDIX E
 CALCULATION OF DEATH BENEFIT WHEN ALL THREE OPTIONAL DEATH BENEFIT RIDERS ARE
                                    SELECTED



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $150,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $160,000, and the Maximum Anniversary Value is $170,000. The calculation of the death benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $150,000
    Cash Surrender Value                       =  $144,000
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $160,000
    Maximum Anniversary Value                  =  $170,000
The Death Benefit Amount would therefore       =  $170,000

~ PLUS ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 50,000
    40% of the above amount                    =  $ 20,000
    Cap of 40% of Adjusted Purchase
      Payments                                 =  $ 40,000
The lesser of the above two amounts = the
EEB amount                                     =  $ 20,000



      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $170,000 + $20,000 = $190,000.

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $150,000
    Cash Surrender Value                       =  $148,000
    Total of Adjusted Purchase Payments        =  $100,000
The Death Benefit Amount would therefore       =  $150,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase
    Payments                                   =  $ 50,000
    40% of the above amount                    =  $ 20,000
    Cap of 150% of Adjusted Purchase
      Payments                                 =  $150,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 20,000



      The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $150,000 + $20,000 = $170,000.

                                   APPENDIX G
      CALCULATION OF EARNINGS ENHANCEMENT PLUS MAV OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. The Maximum Anniversary Value on the Death Benefit Date is $170,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $150,000
    Cash Surrender Value                       =  $148,000
    Total of Adjusted Purchase Payments        =  $100,000
    Maximum Anniversary Value                  =  $170,000
The Death Benefit Amount would therefore       =  $170,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus
    Adjusted Purchase Payments                 =  $ 70,000
    40% of the above amount                    =  $ 28,000
    Cap of 150% of Adjusted Purchase
      Payments                                 =  $150,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 28,000



      The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $170,000 + $28,000 = $198,000.

                                   APPENDIX H
   CALCULATION OF EARNINGS ENHANCEMENT PLUS 5% ROLL-UP OPTIONAL DEATH BENEFIT



      Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $160,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:



The Death Benefit Amount will be the greatest
  of:
    Account Value                              =  $150,000
    Cash Surrender Value                       =  $148,000
    Total of Adjusted Purchase Payments        =  $100,000
    5% Premium Roll-up Value                   =  $160,000
The Death Benefit Amount would therefore       =  $160,000

~ PLUS ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus
    Adjusted Purchase Payments                 =  $ 60,000
    40% of the above amount                    =  $ 24,000
    Cap of 150% of Adjusted Purchase
      Payments                                 =  $150,000
The lesser of the above two amounts = the
EEB Plus amount                                =  $ 24,000



      The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $160,000 + $24,000 = $184,000.

                                   APPENDIX I
            CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)


EXAMPLE 1:

      IF YOU SELECT OPTION A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

      Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

      Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

      Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

      Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your Account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

      This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

EXAMPLE 2: OPTION B WITH NO WITHDRAWALS

      IF YOU SELECT OPTION B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive         3%
Net Purchase Payments between $100,000.00 through
  $499,999.99 will receive                                       4%
Net Purchase Payments greater than or equal to $500,000.00
  will receive                                                   5%

      Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

      If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

      Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

      Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

      This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

      In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments receive the Purchase Payment

Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

                Total Net Purchase Payments of $530,000.00 X 5%           =   $26,500.00
                Total Purchase Payment Interest received                  =   $24,700.00
                                                                              ----------
                First Account Anniversary Adjustment                      =   $ 1,800.00

EXAMPLE 3: OPTION B WITH A WITHDRAWAL.

      Using the same example as above, suppose that before the first Account Anniversary you take a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

      Because your Net Purchase Payments are $510,000.00 ($530,000.00 -$20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

                Your initial Payment of $50,000.00 received 3%
                Your second Payment of $80,000.00 received 4%
                Your third Payment of $400,000.00 received the 5%

      Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

                $50,000.00 X 2%                                   =    $1,000.00
                $80,000.00 - $20,000.00 = $60,000.00 X 1%         =    $  600.00
                Total credit due                                  =    $1,600.00

      On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

                                   APPENDIX J
           CONDENSED FINANCIAL INFORMATION - ACCUMULATION UNIT VALUES



      The following information should be read in conjunction with the Variable Account's Financial Statements appearing the Statement of Additional Information. All of the Variable Account's Financial Statements have been
audited by                           , independent auditors.



                                                                 PERIOD ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
AIM V.I. CAPITAL APPRECIATION FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.7461
  Units outstanding at end of period........................         27,793
AIM V.I. GROWTH FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.6219
  Units outstanding at end of period........................         71,866
AIM V.I. GROWTH AND INCOME FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.7245
  Units outstanding at end of period........................         41,234
AIM V.I. INTERNATIONAL EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.8416
  Units outstanding at end of period........................         40,021
ALGER AMERICAN GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.4941
  Units outstanding at end of period........................         77,992
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.9651
  Units outstanding at end of period........................         25,358
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.3871
  Units outstanding at end of period........................         12,969
GOLDMAN SACHS VIT CORE-SM- LARGE CAP GROWTH FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.6147
  Units outstanding at end of period........................         17,289
GOLDMAN SACHS VIT CORE-SM- SMALL CAP EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.0375
  Units outstanding at end of period........................          1,775

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.7733
  Units outstanding at end of period........................         23,427
GOLDMAN SACHS VIT GROWTH AND INCOME FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.2057
  Units outstanding at end of period........................          5,354
GOLDMAN SACHS VIT INTERNATIONAL EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.0983
  Units outstanding at end of period........................          6,582
J.P. MORGAN SERIES TRUST II INTERNATIONAL OPPORTUNITIES
 PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.7681
  Units outstanding at end of period........................         10,730
J.P. MORGAN SERIES TRUST II SMALL COMPANY PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.7122
  Units outstanding at end of period........................          5,598
J.P. MORGAN SERIES TRUST II U.S. DISCIPLINED EQUITY
 PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.5320
  Units outstanding at end of period........................          6,455
LORD ABBETT SERIES FUND GROWTH AND INCOME PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4167
  Units outstanding at end of period........................         55,559
MFS/SUN LIFE CAPITAL APPRECIATION SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.4436
  Units outstanding at end of period........................          4,427
MFS/SUN LIFE EMERGING GROWTH SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $15.8653
  Units outstanding at end of period........................         58,261
MFS/SUN LIFE GOVERNMENT SECURITIES SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $ 9.9962
  Units outstanding at end of period........................         11,021

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
MFS/SUN LIFE HIGH YIELD SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.2886
  Units outstanding at end of period........................         44,229
MFS/SUN LIFE MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.1026
  Units outstanding at end of period........................         55,773
MFS/SUN LIFE MASSACHUSETTS INVESTORS TRUST SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.4114
  Units outstanding at end of period........................         48,386
MFS/SUN LIFE NEW DISCOVERY SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $15.8588
  Units outstanding at end of period........................         18,482
MFS/SUN LIFE TOTAL RETURN SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.4572
  Units outstanding at end of period........................         42,271
MFS/SUN LIFE UTILITIES SERIES
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.0305
  Units outstanding at end of period........................         49,859
OCC ACCUMULATION TRUST EQUITY PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.7137
  Units outstanding at end of period........................            102
OCC ACCUMULATION TRUST MANAGED PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5852
  Units outstanding at end of period........................         25,785
OCC ACCUMULATION TRUST MID CAP PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $12.5624
  Units outstanding at end of period........................         19,070
OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.5551
  Units outstanding at end of period........................            102

                                                                 PERIOD ENDED
                                                              DECEMBER 31, 2000*
                                                              ------------------
SUN CAPITAL BLUE CHIP MID CAP FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.2132
  Units outstanding at end of period........................         17,878
SUN CAPITAL INVESTMENT GRADE BOND FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.0222
  Units outstanding at end of period........................         11,553
SUN CAPITAL INVESTORS FOUNDATION FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $11.9051
  Units outstanding at end of period........................            394
SUN CAPITAL MONEY MARKET FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.0779
  Units outstanding at end of period........................        366,623
SUN CAPITAL REAL ESTATE FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $10.3018
  Units outstanding at end of period........................          2,281
SUN CAPITAL SELECT EQUITY FUND
  Unit Value:
    Beginning of Period.....................................       $10.0000
    End of Period...........................................       $13.5393
  Units outstanding at end of period........................          9,027


------------------------

*   From commencement of operations on October 14, 1999 to December 31, 2000.

                               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                               C/O RETIREMENT PRODUCTS AND SERVICES
                               P.O. BOX 9133
                               BOSTON, MASSACHUSETTS 02117

                               TELEPHONE:
                               Toll Free (888) 786-2435

                               GENERAL DISTRIBUTOR
                               Clarendon Insurance Agency, Inc.
                               One Sun Life Executive Park
                               Wellesley Hills, Massachusetts 02481

                               AUDITORS
                               Boston, Massachusetts 02116


FUT 308

                                                                  Rule 424(b)(3)
                                                               Reg No. 333-88069

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                                                     MAY 1, 2001


                                    PROFILE

                               MFS REGATTA EXTRA
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.


      THROUGHOUT THIS PROFILE, THE TERMS, "YOU" AND "YOUR" REFER TO "OWNER," "PARTICIPANT," AND/OR "COVERED PERSON" AS THOSE TERMS ARE DEFINED IN YOUR CONTRACT.


      1. THE ANNUITY CONTRACT

      The MFS Regatta Extra Annuity ("Contract") is a flexible payment deferred annuity contract designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase you make payments into the Contract; any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.


      You may choose among 29 variable investment options and a range of fixed options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust corresponding mutual fund or series thereof (collectively, the "Funds") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Funds you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time. In addition, your Contract will be credited with extra interest at the time you purchase your Contract.


      The Contract is designed to meet your need for investment flexibility. Over the life of your Contract, you may allocate amounts among as many as 18 of the available variable and fixed options. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.


      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for a specified number of years after your first payment if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years, with a cash-out option for variable payments. We may also agree to other annuity options at our discretion.


      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT

      You may purchase a Contract for $10,000 or more, under most circumstances. You may increase the value of your investment by adding $1,000 or more at any time during the Accumulation Phase. We may waive these limits. We will not accept a purchase payment if your account value is over $2 million, or if the purchase payment would cause your Account value to exceed $2 million, unless we have approved the payment in advance.

      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following
Funds:


Bond Series                                    International Growth and Income Series
Capital Appreciation Series                    Managed Sectors Series
Capital Opportunities Series                   Massachusetts Investors Growth Stock Series
Emerging Growth Series                         Massachusetts Investors Trust Series
Emerging Markets Equity Series                 Mid Cap Growth Series
Equity Income Series                           Money Market Series
Global Asset Allocation Series                 New Discovery Series
Global Governments Series                      Research Series
Global Growth Series                           Research Growth and Income Series
Global Telecommunications Series               Research International Series
Global Total Return Series                     Strategic Growth Series
Government Securities Series                   Strategic Income Series
High Yield Series                              Technology Series
International Growth Series                    Total Return Series
                                               Utilities Series


      Market conditions will determine the value of an investment in any Fund. Each Fund is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:


      During the first 5 years of a Contract, we impose an annual Account Fee equal to $35. After the fifth year, we may change this fee annually, but it will never exceed $50. During the Income Phase, the annual Account Fee is $35. We also deduct insurance charges (which include an administrative expense charge) equal to 1.45% per year of the average daily value of the Contract allocated among the Sub-Accounts.

      CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS



      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.



                                          % OF AVERAGE
          RIDER(S) YOU ELECT*             DAILY VALUE
          -------------------             ------------
                 "EEB"                        0.15%
                 "MAV"                        0.15%
              "5% Roll-Up"                    0.15%
            "EEB" and "MAV"                   0.25%
         "EEB" and "5% Roll-Up"               0.25%
         "MAV" and "5% Roll-Up"               0.25%
               "EEB Plus"                     0.25%
    "EEB" and "MAV" and "5% Roll-Up"          0.40%
          "EEB Plus with MAV"                 0.40%
       "EEB Plus with 5% Roll-Up"             0.40%


------------------------


*As defined below


      No optional death benefit is offered if you are 80 or older at issue.

      There are no sales charges when you purchase your Contract. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of each purchase payment you withdraw. Each payment begins a new 7-year period and moves down a declining surrender charge scale at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that payment, along with any other payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the purchase payment has been held in your Account. The declining scale is as follows:

NUMBER OF ACCOUNT YEARS
  PAYMENT HAS BEEN IN
     YOUR ACCOUNT         WITHDRAWAL CHARGE
-----------------------   -----------------
        0-1                       8%
        1-2                       8%
        2-3                       7%
        3-4                       7%
        4-5                       6%
        5-6                       5%
        6-7                       4%
        7+                        0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, then the adjustment will decrease your Contract value. Conversely, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value. The Market Value Adjustment will not apply to the withdrawal of interest credited during the current Account Year, or to transfers as part of our dollar-cost averaging program.

      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Fund, which range from 0.57% to 1.60% of the average net assets of the Fund, depending upon which Funds you have selected. The investment advisers to some of the Funds have agreed to waive or reimburse a portion of expenses for some of the Funds; without this agreement, Fund expenses could be higher. Some of these agreements may be terminated at any time.

      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses (net of any applicable expense reimbursement and/or fee waiver) for each Fund. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.

      During the Accumulation Phase, "Total Annual Insurance Charges" of 1.55% as shown in the table below include the insurance charges of 1.45% of your daily net assets (1.30% for mortality and expense risks and 0.15% for administrative expenses) plus a charge for the annual Account Fee. The one year total return examples, below, include an additional 0.10%, which is used to represent the current $35 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract. After the fifth Account Anniversary, we may raise the annual Account Fee, but, in no event, will it ever exceed $50. The 10 year total return examples, below, reflect a $50 annual Account Fee.


                                                                                                      EXAMPLES:
                                                      TOTAL ANNUAL   TOTAL ANNUAL     TOTAL         TOTAL EXPENSES
                                                       INSURANCE         FUND         ANNUAL            AT END
SUB-ACCOUNT                                             CHARGES        EXPENSES      EXPENSES     1 YEAR    10 YEARS
-----------                                           ------------   ------------   ----------   --------   ---------
Bond Series.........................................     1.55%          0.72%          2.27%     $    95     $   271
Capital Appreciation Series.........................     1.55%          0.76%          2.31%     $    96     $   276
Capital Opportunities Series........................     1.55%          0.84%          2.39%     $    97     $   284
Emerging Growth Series..............................     1.55%          0.75%          2.30%     $    96     $   275
Emerging Markets Equity Series......................     1.55%          1.60%          3.15%     $   104     $   359
Equity Income Series................................     1.55%          0.92%          2.47%     $    98     $   292
Global Asset Allocation Series......................     1.55%          0.89%          2.44%     $    97     $   289
Global Governments Series...........................     1.55%          0.90%          2.45%     $    97     $   290
Global Growth Series................................     1.55%          1.01%          2.56%     $    98     $   301
Global Telecommunications Series....................     1.55%          1.25%          2.80%     $   101     $   325
Global Total Return Series..........................     1.55%          0.89%          2.44%     $    97     $   289
Government Securities Series........................     1.55%          0.61%          2.16%     $    94     $   260
High Yield Series...................................     1.55%          0.83%          2.38%     $    96     $   281
International Growth Series.........................     1.55%          1.23%          2.78%     $   101     $   323
International Growth and Income Series..............     1.55%          1.16%          2.71%     $   100     $   316
Managed Sectors Series..............................     1.55%          0.79%          2.34%     $    96     $   279
Massachusetts Investors Growth Stock Series.........     1.55%          0.83%          2.38%     $    97     $   283
Massachusetts Investors Trust Series................     1.55%          0.59%          2.14%     $    94     $   258
Mid Cap Growth Series...............................     1.55%          1.00%          2.55%     $    98     $   300
Money Market Series.................................     1.55%          0.57%          2.12%     $    94     $   256
New Discovery Series................................     1.55%          1.06%          2.61%     $    99     $   306
Research Series.....................................     1.55%          0.75%          2.30%     $    96     $   275
Research Growth and Income Series...................     1.55%          0.86%          2.41%     $    97     $   286
Research International Series.......................     1.55%          1.23%          2.78%     $   101     $   323
Strategic Growth Series.............................     1.55%          1.00%          2.55%     $    98     $   300
Strategic Income Series.............................     1.55%          1.08%          2.63%     $    99     $   308
Technology Series...................................     1.55%          1.00%          2.55%     $    98     $   300
Total Return Series.................................     1.55%          0.69%          2.24%     $    95     $   268
Utilities Series....................................     1.55%          0.82%          2.37%     $    96     $   282


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Under current federal tax laws, your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pre-tax or tax deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable, except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.


      Different laws apply if your Contract is issued in Puerto Rico. Under the tax laws of Puerto Rico, when an annuity payment is made under your Contract, your annuitant or any other payee is required to include as gross income the lesser of amounts received during the taxable year or the portion of each annuity payment equal to 3% of the aggregate purchase payments you made under the Contract. The amount if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income. You should consult with your tax adviser for specific tax information.


      7. ACCESS TO YOUR MONEY

      You can withdraw or transfer money from your Contract at any time during the Accumulation Phase. You may withdraw a portion of the value of your Contract in each year without the imposition of the withdrawal charge -- the amount of all purchase payments you made prior to the last 7 years and have not withdrawn plus the greater of (1) your Contract's earnings in the prior Account Year and
(2) 10% of all purchase payments you have made in the last 7 years. All other purchase payments you withdraw will be subject to a withdrawal charge ranging from 8% to 4%. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In certain circumstances, we will waive the withdrawal charges for a full or partial withdrawal when you are confined to an eligible nursing home. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE


      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Funds you choose. [TO BE ADDED BY AMENDMENT]


      9. DEATH BENEFIT

      If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.

      BASIC DEATH BENEFIT

      If you were 85 or younger when we issued your Contract, the death benefit is the greatest of:

      (1) the value of the Contract on the Death Benefit Date;

      (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date; and

      (3) your total purchase payments (adjusted for partial withdrawals) calculated as of the Death Benefit Date.

      If you were 86 or older when we issued your Contract, the death benefit is equal to the amount set forth in (2) above.

      OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, if you are 79 or younger when we issue your Contract, you may enhance this basic death benefit by electing one or more of the following optional death benefit riders. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices E - H.



      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")


      If you elect the Maximum Anniversary Account Value Rider, the death benefit is the greater of:


    - the amount payable under basic death benefit above, or


    - your highest Contract value on any Account Anniversary before your 81st birthday, adjusted for any subsequent purchase payments, partial withdrawals, and charges made between that Account Anniversary and the Death Benefit Date.


      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")


      If you elect the 5% Premium Roll-Up Rider, the death benefit is


    - the amount payable under basic death benefit above or


    - the sum of your total purchase payment plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at a rate of 5% per year on purchase payments and transfers to the Variable Account while they remain in the Variable Account. The 5% accruals will continue until the earlier of:

    - the first day of the month following your 80th birthday, or

    - the day the death benefit amount under this rider equals twice the total of the purchase payments and transferred amounts adjusted for withdrawals.


      EARNINGS ENHANCEMENT ("EEB") RIDER



      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.



      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER



      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 150% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is

      150% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 75% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER



      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER



      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      SELECTING MULTIPLE DEATH BENEFIT RIDERS



      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:



    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.



    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.



    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.



      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.



      If your spouse is your beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the value of your Contract will be equal to your Contract's death benefit amount. All Contract provisions, including any death benefit riders you selected, will continue as if your spouse purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating the death benefits and expenses from that date forward, your spouse's age on the original effective date of the Contract will be used.


      10. OTHER INFORMATION

      PURCHASE PAYMENT INTEREST. We credit your Contract with interest at a rate of 2% to 5% of each purchase payment based upon the interest rate option you chose when you apply for your Contract. In the future, we may make additional interest rate options available, at our discretion, to new participants.

      FREE LOOK. Depending upon applicable state or federal law, if you cancel your Contract within 10 days after receiving it we will send you the value of your Contract less any "adjusted" purchase payment Interest as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge. However, based upon applicable state or federal law, we will refund the full amount of any purchase payment(s) we receive and the "free look" period may be greater than 10 days.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have a tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax-deferred accumulation of assets and annuity features, generally for retirement or other long-term investment purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investments automatically provide tax deferral regardless of whether or not the underlying contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you do not wish to risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation or an acknowledgment of transactions within your Contract, except for those transactions which are part of an automated program, such as Dollar-Cost Averaging, Asset Allocation, Systematic Withdrawal and/or Portfolio Rebalancing. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your Account values at the end of that period.

      ADDITIONAL FEATURES. The Contract offers the following additional convenient features, which you may choose at no extra charge. These features may be started or discontinued at any time by either you or the Company with at least 30 days notice.

      DOLLAR-COST AVERAGING -- This program lets you invest gradually in up to 12 Sub-Accounts.

      ASSET ALLOCATION -- This program rebalances your Account balance based on the terms of the program. Different asset allocation models may be available over the lifetime of the Contract; however, only one program can be in effect at any one time.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS -- These programs allow you to receive monthly, quarterly, semi-annual or annual payments during the Accumulation Phase.

      PORTFOLIO REBALANCING PROGRAM -- Under this program, we automatically reallocate your investments in the Sub-Accounts to maintain the proportions you select. You can elect rebalancing on a quarterly, semi-annual or annual basis.

      SECURED FUTURES PROGRAM -- This program guarantees the return of your purchase payment by investing a portion of your investment into a Guarantee Period, and also allows you to allocate a portion of your investment to one or more Sub-Accounts.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103
     TELEPHONE:
       TOLL FREE (800) 752-7218

                                                                  Rule 424(b)(3)
                                                               Reg No. 333-88069


                                                                      PROSPECTUS
                                                                     MAY 1, 2001


                               MFS REGATTA EXTRA

      Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.


      You may choose among 29 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account, each of which invests in shares of one of the following series of the MFS/Sun Life Series Trust (the "Funds"). The MFS/Sun Life Series Trust (the "Series Fund") is a mutual fund advised by our affiliate, Massachusetts Financial Services
Company:



Bond Series                                    International Growth and Income Series
Capital Appreciation Series                    Managed Sectors Series
Capital Opportunities Series                   Massachusetts Investors Growth Stock Series
Emerging Growth Series                         Massachusetts Investors Trust Series
Emerging Markets Equity Series                 Mid Cap Growth Series
Equity Income Series                           Money Market Series
Global Asset Allocation Series                 New Discovery Series
Global Governments Series                      Research Series
Global Growth Series                           Research Growth and Income Series
Global Telecommunications Series               Research International Series
Global Total Return Series                     Strategic Growth Series
Government Securities Series                   Strategic Income Series
High Yield Series                              Technology Series
International Growth Series                    Total Return Series
                                               Utilities Series


      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE CONTRACT AND THE FUNDS.


      We have filed a Statement of Additional Information dated May 1, 2001 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page __ of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (888) 786-2435. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSES ASSOCIATED WITH CONTRACTS OFFERING A BONUS CREDIT MAY BE HIGHER THAN THOSE ASSOCIATED WITH CONTRACTS THAT DO NOT OFFER A BONUS CREDIT. THE BONUS CREDIT MAY BE MORE THAN OFFSET BY THE CHARGES ASSOCIATED WITH THE CREDIT.

ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:

     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     C/O RETIREMENT PRODUCTS AND SERVICES
     P.O. BOX 1024
     BOSTON, MASSACHUSETTS 02103

                               TABLE OF CONTENTS


                                                                PAGE
Special Terms                                                        4
Expense Summary                                                      4
Summary of Contract Expenses                                         5
Underlying Fund Annual Expenses                                      6
Examples                                                             8
The Annuity Contract                                                 9
Communicating To Us About Your Contract                             10
Sun Life Assurance Company of Canada (U.S.)                         10
The Variable Account                                                10
Variable Account Options: The Funds                                 11
The Fixed Account                                                   13
The Fixed Account Options: The Guarantee Periods                    14
The Accumulation Phase                                              14
    Issuing Your Contract                                           14
    Amount and Frequency of Purchase Payments                       14
    Allocation of Net Purchase Payments                             15
    Your Account                                                    15
    Your Account Value                                              15
    Purchase Payment Interest                                       15
    Variable Account Value                                          16
    Fixed Account Value                                             17
    Transfer Privilege                                              18
    Waivers; Reduced Charges; Credits; Bonus Guaranteed
     Interest Rates                                                 19
    Optional Programs                                               19
Withdrawals, Withdrawal Charge and Market Value Adjustment          21
    Cash Withdrawals                                                21
    Withdrawal Charge                                               22
    Types of Withdrawals Not Subject to Withdrawal Charge           23
    Market Value Adjustment                                         24
Contract Charges                                                    25
    Account Fee                                                     25
    Administrative Expense Charge                                   25
    Mortality and Expense Risk Charge                               25
    Charges for Optional Death Benefit Riders                       26
    Premium Taxes                                                   26
    Fund Expenses                                                   26
    Modification in the Case of Group Contracts                     26
Death Benefit                                                       26
    Amount of Death Benefit                                         26
    The Basic Death Benefit                                         27
    Optional Death Benefit Riders                                   27
    Spousal Continuance                                             29
    Calculating the Death Benefit                                   29
    Method of Paying Death Benefit                                  30
    Non-Qualified Contracts                                         30
    Selection and Change of Beneficiary                             30
    Payment of Death Benefit                                        30
    Due Proof of Death                                              31
The Income Phase -- Annuity Provisions                              31
    Selection of the Annuitant or Co-Annuitant                      31
    Selection of the Annuity Commencement Date                      31
    Annuity Options                                                 32
    Selection of Annuity Option                                     32
    Amount of Annuity Payments                                      33
    Exchange of Variable Annuity Units                              34

    Account Fee                                                     34
    Annuity Payment Rates                                           34
    Annuity Options as Method of Payment for Death Benefit          34
Other Contract Provisions                                           35
    Exercise of Contract Rights                                     35
    Change of Ownership                                             35
    Voting of Fund Shares                                           35
    Periodic Reports                                                36
    Substitution of Securities                                      36
    Change in Operation of Variable Account                         37
    Splitting Units                                                 37
    Modification                                                    37
    Discontinuance of New Participants                              37
    Reservation of Rights                                           37
    Right to Return                                                 38
Tax Considerations                                                  38
    U.S. Federal Tax Considerations                                 38
        DEDUCTIBILITY OF PURCHASE PAYMENTS                          38
        PRE-DISTRIBUTION TAXATION OF CONTRACTS                      38
        DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED
        CONTRACTS                                                   39
        DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED
        CONTRACTS                                                   39
        WITHHOLDING                                                 40
        INVESTMENT DIVERSIFICATION AND CONTROL                      40
        TAX TREATMENT OF THE COMPANY AND THE VARIABLE
        ACCOUNT                                                     40
        QUALIFIED RETIREMENT PLANS                                  40
        PENSION AND PROFIT-SHARING PLANS                            40
        TAX-SHELTERED ANNUITIES                                     41
        INDIVIDUAL RETIREMENT ACCOUNTS                              41
        ROTH IRAS                                                   41
    Puerto Rico Tax Considerations                                  41
Administration of the Contracts                                     42
Distribution of the Contracts                                       42
Performance Information                                             43
Available Information                                               44
Incorporation of Certain Documents by Reference                     44
State Regulation                                                    44
Legal Proceedings                                                   45
Accountants                                                         45
Financial Statements                                                45
Table of Contents of Statement of Additional Information            46
Appendix A -- Glossary                                              48
Appendix B -- Withdrawals, Withdrawal Charges and the Market
 Value Adjustment                                                   51
Appendix C -- Calculation of Basic Death Benefit                    54
Appendix D -- Calculation of Earnings Enhancement Optional
 Death Benefit Rider                                                55
Appendix E -- Calculation of Death Benefit When All Three
 Optional Death Benefit Riders are Selected                         56
Appendix F -- Calculation of Earnings Enhancement Plus
 Optional Death Benefit                                             57
Appendix G -- Calculation of Earnings Enhancement Plus MAV
 Optional Death Benefit                                             58
Appendix H -- Calculation of Earnings Enhancement Plus 5%
 Roll-Up Optional Death Benefit                                     59
Appendix I -- Calculation for Purchase Payment Interest
 (Bonus Credit)                                                     60

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY


      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, we may deduct premium taxes, where required by state law.

                          SUMMARY OF CONTRACT EXPENSES



TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments.....................  $   0
Deferred Sales Load (as a percentage of Purchase Payments
  withdrawn) (1)
  Number of complete Account Years Purchase Payment in
    Account
    0-1.....................................................      8%
    1-2.....................................................      8%
    2-3.....................................................      7%
    3-4.....................................................      7%
    4-5.....................................................      6%
    5-6.....................................................      5%
    6-7.....................................................      4%
    7 or more...............................................      0%
Transfer Fee (2)............................................  $  15
ANNUAL ACCOUNT FEE per Contract or Certificate (3)..........  $  50
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average
  Variable Account assets)

Mortality and Expense Risk Charge...........................   1.30%
Administrative Expenses Charge..............................   0.15%
                                                              -----
Total Variable Annuity Annual Expenses......................   1.45%



DEATH BENEFIT CHARGE (if one or more of the optional death benefit riders is elected)



                                % OF AVERAGE
     RIDER(S) ELECTED(4)        DAILY VALUE
     -------------------        ------------
            "EEB"                  0.15%
            "MAV"                  0.15%
         "5% Roll-Up"              0.15%
       "EEB" and "MAV"             0.25%
    "EEB" and "5% Roll-Up"         0.25%
    "MAV" AND "5% Roll-Up"         0.25%
          "EEB Plus"               0.25%
   "EEB" and "MAV" and "5%
           Roll-Up"                0.40%
        "EEB Plus MAV"             0.40%
    "EEB Plus 5% Roll-Up"          0.40%


------------------------


(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.



(2) Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. In addition, a Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.



(3) The annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed annually, but it will never exceed $50.



(4) The optional death benefit riders are defined under "Death Benefit."

                      UNDERLYING FUND ANNUAL EXPENSES (1)
                      (AS A PERCENTAGE OF FUND NET ASSETS)


                                                              OTHER FUND      TOTAL ANNUAL FUND
                                                              EXPENSES(2)         EXPENSES
                                            MANAGEMENT          (AFTER             (AFTER
                                               FEES         REIMBURSEMENT)     REIMBURSEMENT)
                                          ---------------   ---------------   -----------------
Bond Series.............................        0.60%             0.12%              0.72%
Capital Appreciation Series.............        0.71%             0.05%              0.76%
Capital Opportunities Series............        0.75%             0.09%              0.84%
Emerging Growth Series..................        0.70%             0.05%              0.75%
Emerging Markets Equity Series..........        1.25%             0.35%              1.60%
Equity Income Series....................        0.75%             0.17%              0.92%
Global Asset Allocation Series..........        0.75%             0.14%              0.89%
Global Governments Series...............        0.75%             0.15%              0.90%
Global Growth Series....................        0.90%             0.11%              1.01%
Global Telecommunications Series (3)....        1.00%             0.25%              1.25%
Global Total Return Series..............        0.75%             0.14%              0.89%
Government Securities Series............        0.55%             0.06%              0.61%
High Yield Series.......................        0.75%             0.08%              0.83%
International Growth Series.............        0.97%             0.25%              1.23%
International Growth and Income
 Series.................................        0.97%             0.18%              1.16%
Managed Sectors Series..................        0.73%             0.06%              0.79%
Massachusetts Investors Growth Stock
 Series.................................        0.75%             0.08%              0.83%
Massachusetts Investors Trust Series....        0.55%             0.04%              0.59%
Mid Cap Growth Series (3)...............        0.75%             0.25%              1.00%
Money Market Series.....................        0.50%             0.07%              0.57%
New Discovery Series....................        0.90%             0.16%              1.06%
Research Series.........................        0.70%             0.05%              0.75%
Research Growth and Income Series.......        0.75%             0.11%              0.86%
Research International Series...........        1.00%             0.23%              1.23%
Strategic Growth Series(3)..............        0.75%             0.25%              1.00%
Strategic Income Series.................        0.75%             0.33%              1.08%
Technology Series (3)...................        0.75%             0.25%              1.00%
Total Return Series.....................        0.65%             0.04%              0.69%
Utilities Series........................        0.75%             0.07%              0.82%


------------------------


(1) The information relating to Fund expenses was provided by the Funds and we have not independently verified it. You should consult the Fund prospectus for more information about Fund expenses. For all Funds except the Global Telecommunications Series, the Mid Cap Growth Series, and the Technology Series, "Management Fees," "Other Fund Expenses," and "Total Annual Fund Expenses" are based on actual expenses for the fiscal year ended
    December 31, 1999, net of any applicable expense reimbursement or waiver. Expense figures shown for the Global Telecommunications Series, the Mid Cap Growth Series, and the Technology Series are estimates for the year 2000, based on the applicable expense reimbursement waiver. No actual expense figures are shown for the Global Telecommunications Series, the Mid Cap Growth Series, or the Technology Series because these Funds commenced operations in June 2000, September 2000, and September 2000, respectively, and, therefore, have less than 12 months of investment performance.



(2) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under

    "Other Fund Expenses" in the table. Had these fee reimbursements been taken into account, "Total Annual Fund Expenses" for certain of the Funds would be as follows:



    Bond Series.................................................  0.71%
    Capital Appreciation Series.................................  0.75%
    Capital Opportunities Series................................  0.83%
    Equity Income Series........................................  0.91%
    Global Asset Allocation Series..............................  0.88%
    New Discovery Series........................................  1.05%
    Strategic Income Series.....................................  1.03%
    Utilities Series............................................  0.81%



(3) MFS has contractually agreed to bear the expenses of the Fund such that "Other Fund Expenses," after taking into account the expense offset arrangement described in Footnote (2) above, will not exceed 0.25% annually. This contractual arrangement will continue until at least May 1, 2001, unless changed with the consent of the Series Fund's Board of Trustees; provided, however, that this contractual arrangement will terminate prior to May 1, 2001 in the event that "Other Fund Expenses" equal or fall below 0.25% annually. Without taking into account this fee waiver and/or expense reimbursement, the Fund's "Other Fund Expenses" would be estimated to be 3.26% for the Strategic Growth Series, 0.28% for the Technology Series, 0.76% for the Global Telecommuni-cations Series, and 0.67% for the Mid Cap Growth Series.

                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and an average Contract size of $35,000:


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Bond Series................................................   $   95     $  135     $  178     $  271
Capital Appreciation Series................................   $   96     $  137     $  180     $  276
Capital Opportunities Series...............................   $   97     $  139     $  184     $  284
Emerging Growth Series.....................................   $   96     $  136     $  180     $  275
Emerging Markets Equity Series.............................   $  104     $  162     $  223     $  359
Equity Income Series.......................................   $   98     $  141     $  188     $  292
Global Asset Allocation Series.............................   $   97     $  141     $  187     $  289
Global Governments Series..................................   $   97     $  141     $  187     $  290
Global Growth Series.......................................   $   98     $  144     $  193     $  301
Global Telecommunications Series...........................   $  101     $  152     $  205     $  325
Global Total Return Series.................................   $   97     $  141     $  187     $  289
Government Securities Series...............................   $   94     $  132     $  173     $  260
High Yield Series..........................................   $   96     $  138     $  183     $  281
International Growth Series................................   $  101     $  151     $  204     $  323
International Growth and Income Series.....................   $  100     $  149     $  201     $  316
Managed Sectors Series.....................................   $   96     $  138     $  182     $  279
Massachusetts Investors Growth Stock Series................   $   97     $  139     $  184     $  283
Massachusetts Investors Trust Series.......................   $   94     $  131     $  171     $  258
Mid Cap Growth Series......................................   $   98     $  144     $  193     $  300
Money Market Series........................................   $   94     $  131     $  170     $  256
New Discovery Series.......................................   $   99     $  146     $  196     $  306
Research Series............................................   $   96     $  136     $  180     $  275
Research Growth and Income Series..........................   $   97     $  140     $  185     $  286
Research International Series..............................   $  101     $  151     $  204     $  323
Strategic Growth Series....................................   $   98     $  144     $  193     $  300
Strategic Income Series....................................   $   99     $  146     $  197     $  308
Technology Series..........................................   $   98     $  144     $  193     $  300
Total Return Series........................................   $   95     $  134     $  177     $  268
Utilities Series...........................................   $   96     $  138     $  183     $  282


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and an average Contract size of $35,000:


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Bond Series................................................   $   23     $   72     $  124     $  271
Capital Appreciation Series................................   $   24     $   74     $  126     $  276
Capital Opportunities Series...............................   $   25     $   76     $  130     $  284
Emerging Growth Series.....................................   $   24     $   73     $  126     $  275
Emerging Markets Equity Series.............................   $   32     $   99     $  169     $  359
Equity Income Series.......................................   $   26     $   78     $  134     $  292
Global Asset Allocation Series.............................   $   25     $   78     $  133     $  289
Global Governments Series..................................   $   25     $   78     $  133     $  290
Global Growth Series.......................................   $   26     $   81     $  139     $  301
Global Telecommunications Series...........................   $   29     $   89     $  151     $  325
Global Total Return Series.................................   $   25     $   78     $  133     $  289
Government Securities Series...............................   $   22     $   69     $  119     $  260
High Yield Series..........................................   $   24     $   75     $  129     $  281
International Growth Series................................   $   29     $   88     $  150     $  323
International Growth and Income Series.....................   $   28     $   86     $  147     $  316
Managed Sectors Series.....................................   $   24     $   75     $  128     $  279
Massachusetts Investors Growth Stock Series................   $   25     $   76     $  130     $  283
Massachusetts Investors Trust Series.......................   $   22     $   68     $  117     $  258
Mid Cap Growth Series......................................   $   26     $   81     $  139     $  300
Money Market Series........................................   $   22     $   68     $  116     $  256
New Discovery Series.......................................   $   27     $   83     $  142     $  306
Research Series............................................   $   24     $   73     $  126     $  275
Research Growth and Income Series..........................   $   25     $   77     $  131     $  286
Research International Series..............................   $   29     $   88     $  150     $  323
Strategic Growth Series....................................   $   26     $   81     $  139     $  300
Strategic Income Series....................................   $   27     $   83     $  143     $  308
Technology Series..........................................   $   26     $   81     $  139     $  300
Total Return Series........................................   $   23     $   71     $  123     $  268
Utilities Series...........................................   $   24     $   75     $  129     $  282


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                              THE ANNUITY CONTRACT

      Sun Life Assurance Company of Canada (U.S.) (the "Company", "we" or "us") and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual owner of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

      In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

      Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under Your Contract until you withdraw them. It provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity might not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.

      The Contract is designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT

      All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

      Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

                  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


      We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, and Puerto Rico, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.


      We are an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"). Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity and variable product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

      Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by you at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST


      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.



      The Series Fund is composed of 30 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 30 series (each, a "Fund"), each corresponding to one of the portfolios. The Contract provides for investment by the Sub-Accounts in shares of the 29 Funds described below. Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account.


     BOND SERIES will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.

     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.

     CAPITAL OPPORTUNITIES SERIES will seek capital appreciation.

     EMERGING GROWTH SERIES will seek long-term growth of capital.

     EMERGING MARKETS EQUITY SERIES will seek capital appreciation.

     EQUITY INCOME SERIES will mainly seek reasonable income by investing mainly in income producing securities; its secondary objective is to seek capital appreciation.

     GLOBAL ASSET ALLOCATION SERIES will seek total return over the long term through investments in equity and fixed income securities and will also seek to have low volatility of share price (I.E., net asset value per share) and reduced risk (compared to an aggressive equity/fixed income portfolio).

     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.


     GLOBAL TELECOMMUNICATIONS SERIES will seek to achieve long-term growth of capital.


     GLOBAL TOTAL RETURN SERIES will seek total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.

     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain low rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     INTERNATIONAL GROWTH SERIES will seek capital appreciation.

     INTERNATIONAL GROWTH AND INCOME SERIES will seek capital appreciation and current income.

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio among 13 industry sectors.

     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES will seek to provide long-term growth of capital and future income rather than current income.

     MASSACHUSETTS INVESTORS TRUST SERIES (FORMERLY, THE CONSERVATIVE GROWTH SERIES) will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.


     MID CAP GROWTH SERIES will seek long-term growth of capital.


     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     NEW DISCOVERY SERIES will seek capital appreciation.

     RESEARCH SERIES will seek to provide long-term growth of capital and future income.

     RESEARCH GROWTH AND INCOME SERIES will seek to provide long-term growth of capital, current income and growth of income.

     RESEARCH INTERNATIONAL SERIES will seek capital appreciation.

     STRATEGIC GROWTH SERIES will seek capital appreciation.

     STRATEGIC INCOME SERIES will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.


     TECHNOLOGY SERIES will seek capital appreciation.


     TOTAL RETURN SERIES will seek mainly to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH FUND MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-752-7215.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

      We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

      We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

                             THE ACCUMULATION PHASE


      During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.


ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

      We will credit your initial Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.

AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and each additional Purchase Payment must be at least $1,000, unless we waive these limits. In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but any allocation to a Guarantee Period must be at least $1,000. Over the life of your Contract, you may allocate amounts among as many as 18 of the available options.

      In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. You may change the allocation factors for future Payments by sending us written notice of the change, as required. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

YOUR ACCOUNT

      When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE

      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described under "Variable Account Value" and "Fixed Account Value."

PURCHASE PAYMENT INTEREST

      We will credit your Contract with interest at the rate you selected when you applied for the Contract. Currently, we offer 2 interest rate options:

    OPTION A: THE 2% FIVE-YEAR ANNIVERSARY INTEREST OPTION -- Under this option we will credit your Contract with interest at a rate of 2% of each Purchase Payment received prior to the first Account Anniversary. In addition, if you chose this option, we will credit your Contract with interest at a rate of 2% of the Account Value at the end of every Fifth-Year Anniversary.

    OPTION B: THE 3%, 4%, OR 5% INTEREST OPTION -- Under this option we will credit your Contract with interest at the following rates:

    - 3% of each Purchase Payment if the sum of all Purchase Payments, reduced by the sum of all withdrawals (your "Net Purchase Payments"), is less than $100,000 on the day we receive the Purchase Payment;

    - 4% of each Purchase Payment if your Net Purchase Payments is $100,000 or more but less than $500,000 on the day we receive the Purchase Payment; and

    - 5% of each Purchase Payment if your Net Purchase Payments are $500,000 or more on the day we receive the Purchase Payment.

      If you chose this Option B, there may be an additional credit paid at the end of the first Account Year. If your Net Purchase Payments at the end of your first Account Year are greater than or equal to $100,000, but less than $500,000, and some of your Net Purchase Payment(s) received a credit of 3% (rather than 4%), then an additional 1% will be paid on the amount of Net Purchase Payments that received the 3% credit. Similarly, if your Net Purchase Payments at the end of your first Account Year are greater than or equal to $500,000 and some of your Purchase Payment(s) received a credit of either 3% or 4% (rather than 5%), then an additional 2% or 1% will be paid on the amount of Net Purchase Payments that received a 3% credit or a 4% credit, respectively.

      We credit Purchase Payment Interest during the same Valuation Period in which we receive the Purchase Payment. We allocate the Purchase Payment Interest to the Sub-Accounts and/or the Guarantee Periods in the same proportion as the Net Purchase Payment is allocated. For any additional 1% or 2% interest credit under Option B or any Fifth-Year Anniversary credit under Option A, we allocate the credit on a pro rata basis to all Sub-Accounts and/or Guarantee Periods in which you are invested, excluding any Guarantee Periods established to support a dollar-cost averaging program. Any additional interest adjustments will be credited on your Account Anniversary.



      The Contracts are designed to give the most value to Participants with long-term investment goals. We will deduct the "Adjusted" Purchase Payment Interest if the Contract is returned during the "free look period." For a description of the free look period and Adjusted Purchase Payment Interest, see "Right to Return." For examples of how we calculate Purchase Payment Interest, see Appendix I.


      We may credit Purchase Payment Interest at rates other than those described above on Contracts sold to officers, directors and employees of the Company or its affiliates, registered representatives, and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees.


      We may also credit the Purchase Payment Interest rates described above using different Net Purchase Payment dollar amount thresholds. Any change in the Net Purchase Payment dollar amount thresholds will be offered to all Participants on a prospective basis.


VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing
(1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge for each day in the Valuation Period. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      A Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

      Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS


      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. Each new allocation to a Guarantee Period must be at least $1,000.


      RENEWALS

      We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Renewal Date, unless before the Renewal Date we receive:

      1) written notice from you electing a different Guarantee Period from among those we then offer, or

      2) instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract described below. (See "Transfer Privilege.")

      A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your Maximum Annuity Commencement Date. We will automatically renew your amount into the next available Guarantee Period.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period more than 30 days prior to the Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

    - You may not make more than 12 transfers in any Account Year;

    - The amount transferred from a Sub-Account must be at least $1,000, unless you are transferring your entire balance in that Sub-Account;

    - Your Account Value remaining in a Sub-Account must be at least $1,000;

    - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

    - At least 30 days must elapse between transfers to or from Guarantee
      Periods;

    - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

    - We impose additional restrictions on market timers, which are further described below.

      These restrictions do not apply to transfers made under an approved dollar-cost averaging program.

      There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period made more than 30 days before the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Participants. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Participant, or (2) the transfer instructions of individual Participants who have executed pre-authorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Participant. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Participants.

      In addition, the Series Funds has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in the MFS' judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Fund and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

WAIVERS; REDUCED CHARGES; CREDITS; BONUS GUARANTEED INTEREST RATES

      We may reduce or waive the withdrawal charge, the mortality and expense risk charges, the administrative services charge, or the annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

OPTIONAL PROGRAMS

      DOLLAR-COST AVERAGING

      Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum of $1,000 to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. Each month or quarter, as you select, we will transfer the same amount automatically (including a portion of the Purchase Payment Interest) to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned (excluding Purchase Payment Interest).

      No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Series Trust's Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any new allocation of a Purchase Payment to the program is treated as commencing a new dollar-cost averaging program and is subject to the $1,000 minimum.

      The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not assure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods.

      ASSET ALLOCATION

      One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

      Currently, you may select one of three asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. The available models are: the conservative asset allocation model, the moderate asset allocation model, and the aggressive asset allocation model. Each model allocates a different percentage of Account Value to Sub-Accounts investing in the various asset classes, with the conservative model allocating the lowest percentage to Sub-Accounts investing in the equity asset class and the aggressive model allocating the highest percentage to the equity asset class. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. Additional programs may be available in the future.

      If you elect an asset allocation program, we will automatically allocate your Purchase Payments among the Sub-Accounts represented in the model you choose. [Sun Capital Advisers' Asset Allocation Committee will direct the allocations.] By your election of an asset allocation program, you thereby authorize us to automatically reallocate your Account Value on a quarterly basis, or as determined by the terms of the Asset Allocation Program, to reflect the current composition of the model you have selected, without further instruction, until we receive notification that you wish to terminate the program, or choose a different model.

      SYSTEMATIC WITHDRAWAL AND INTEREST OUT PROGRAMS

      If you have an Account Value of $10,000 or more, you may select our Systematic Withdrawal Program or our Interest Out Program.

      Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will effect them automatically; a Market Value Adjustment may be applicable upon withdrawal. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. The withdrawals under these programs are subject to surrender charges. They may also be included as income and subject to a 10% federal tax penalty. You should consult your tax adviser before choosing these options.

      You may change or stop either program at any time, by written notice to us.

      PORTFOLIO REBALANCING PROGRAM

      Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

      Portfolio Rebalancing does not permit transfers to or from any Guarantee Period.

      SECURED FUTURES PROGRAM

      Under the Secured Futures Program, we divide your Purchase Payments and Purchase Payment Interest between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment and Purchase Payment Interest necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment. The remainder of the original Purchase Payment and Purchase Payment Interest will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment and Purchase Payment Interest (assuming no withdrawals), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL

      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge," below), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment," below). Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then adjust the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

    - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

    - When it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

    - When an SEC order permits us to defer payment for the protection of Participants.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."

WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to the amount of all Purchase Payments made before the last 7 Account Years that you have not previously withdrawn, PLUS the greater of:

      (1) your Contract's earnings (defined below) during the prior Account Year; and

      (2) 10% of the amount of all Purchase Payments you have made during the last 7 Account Years, including the current Account Year.

      Any portion of the "free withdrawal amount" that you do not use in an Account Year is not cumulative; that is, it will not be carried forward or available for use in future years.

      Your Contract's earnings during the prior Account Year are equal to:

      (a) the difference between your Account Value at the end of the prior Account Year and your Account Value at the beginning of the prior Account Year, minus

      (b) any Purchase Payments made during the prior Account Year, plus

      (c) any partial withdrawals and charges taken during the prior Account
          Year.


      For an example of how we calculate the "free withdrawal amount", see Appendix B.


      ORDER OF WITHDRAWAL


      When you make a withdrawal, we consider the oldest remaining Purchase Payment to be withdrawn first, then the next oldest, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value and is not subject to a withdrawal charge.


      CALCULATION OF WITHDRAWAL CHARGE

      We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7 year period and moves down a declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 8%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have an 8% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 7%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.

   NUMBER OF
 ACCOUNT YEARS
PAYMENT HAS BEEN            WITHDRAWAL
IN YOUR ACCOUNT               CHARGE
----------------            ----------
      0-1                       8%
      1-2                       8%
      2-3                       7%
      3-4                       7%
      4-5                       6%
      5-6                       5%
      6-7                       4%
       7+                       0%

      For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 7% regardless of the issue date of the Contract.

      The withdrawal charge will never be greater than 8% of the excess of Purchase Payments you make under your Contract over the "free withdrawal amount," as defined above.

      For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

      For additional examples of how we calculate withdrawal charges, see Appendix B.

TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE


      NURSING HOME WAIVER


      If approved by your state, we will waive the withdrawal charge for a full or partial withdrawal if:

    - at least one year has passed since we issued your Contract, and

    - you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

      An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us with evidence of confinement in the form we determine.


      MINIMUM DISTRIBUTIONS



      For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.



      OTHER WITHDRAWALS


      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit (except under the Cash Surrender method), or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                  N/12
    1 + I
  ( --------- )             - 1
    1 + J + b

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

      N is the number of complete months remaining in your Guarantee Period; and

      b is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix B.

      No Market Value Adjustment will apply to Contracts issued in the states of California, Maryland, Oregon, Texas and Washington.

                                CONTRACT CHARGES

ACCOUNT FEE

      During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee of $35 to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Account Year; or

      (2)  your Account Value is more than $100,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

MORTALITY AND EXPENSE RISK CHARGE


      During both the Accumulation Phase and the Income Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.30%. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The mortality risk also arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We expect to make a profit on the excess expense charge associated with the Purchase Payment Interest. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

CHARGES FOR OPTIONAL DEATH BENEFIT RIDERS



      If you elect an optional death benefit rider, we will deduct a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect.



                                          % OF AVERAGE
          RIDER(S) YOU ELECT*             DAILY VALUE
          -------------------             ------------
                 "EEB"                        0.15%
                 "MAV"                        0.15%
              "5% Roll-Up"                    0.15%
            "EEB" and "MAV"                   0.25%
         "EEB" and "5% Roll-Up"               0.25%
         "MAV" and 5% Roll-Up"                0.25%
               "EEB Plus"                     0.25%
    "EEB" and "MAV" and "5% Roll-Up"          0.40%
          "EEB Plus with MAV"                 0.40%
       "EEB Plus with 5% Roll-Up"             0.40%


------------------------


*As defined below


PREMIUM TAXES

      Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

FUND EXPENSES

      There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

MODIFICATION IN THE CASE OF GROUP CONTRACTS

      For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

                                 DEATH BENEFIT

      If you die during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on your date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of your death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse,

Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

      The amount of the death benefit is determined as of the Death Benefit
Date.

THE BASIC DEATH BENEFIT

      In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

      3. Your total Purchase Payments (adjusted for partial withdrawals as described in "Calculating the Death Benefit") as of the Death Benefit Date.

      For examples of how to calculate this basic death benefit, see
Appendix C.

      If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, the basic death benefit may be less than your Account Value.

OPTIONAL DEATH BENEFIT RIDERS


      Subject to availability in your state, you may enhance the basic death benefit by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in the Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices E - H.



      MAXIMUM ANNIVERSARY ACCOUNT VALUE RIDER ("MAV")


      Under this rider, the death benefit will be the greater of:


      -  the amount payable under the basic death benefit, above, or


      - your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments, partial withdrawals and charges made between that Account Anniversary and the Death Benefit Date.


      5% PREMIUM ROLL-UP RIDER ("5% ROLL-UP")


      Under this rider, the death benefit will be the greater of:


      -  the amount payable under the basic death benefit, or


      - the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

      Under this rider, interest accrues at 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

      -  the first day of the month following your 80th birthday, or


      - the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

      EARNINGS ENHANCEMENT ("EEB") RIDER



      If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 40% of the Net Purchase Payments made prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 25% of the Net Purchase Payments prior to your death.



      EARNINGS ENHANCEMENT PLUS ("EEB PLUS") RIDER



      If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 150% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap of 75% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH MAV ("EEB PLUS MAV") RIDER



      If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      EARNINGS ENHANCEMENT PLUS WITH 5% ROLL-UP ("EEB PLUS 5% ROLL-UP") RIDER



      If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:



    - If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 150% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 150% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



    - If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap of 75% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 75% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.



      SELECTING MULTIPLE DEATH BENEFIT RIDERS



      The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:



    - MAV RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.



    - MAV RIDER COMBINED WITH EEB RIDER: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.



    - EEB RIDER COMBINED WITH 5% ROLL-UP RIDER: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.



    - MAV RIDER, THE 5% ROLL-UP RIDER AND THE EEB RIDER: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.



      The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.


SPOUSAL CONTINUANCE

      If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the basic death benefit or any rider you have selected. All Contract provisions, including any riders you have selected, will continue as if your spouse had purchased the Contract on the Death Benefit Date with a value equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, the surviving spouse's age on the original effective date of the Contract will be used.

CALCULATING THE DEATH BENEFIT

      In calculating the death benefit amount payable under option (3) of the basic death benefit or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal.

      If the death benefit is the amount payable under options (2) or (3) of the basic death benefit or under any of the optional death benefit riders, your Account Value will be increased by the excess, if any, of that amount over option (1)of the basic death benefit. Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Series Fund's Money Market Sub-Account (without the application of a Market Value Adjustment). If your spouse, as the named Beneficiary, elects to continue the Contract after your death, your spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Owner's spouse, the Beneficiary may elect to continue the Contract. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

NON-QUALIFIED CONTRACTS

      If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death or
(2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of
Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

      The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

      During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, either the Annuitant or the Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH

      We accept any of the following as proof of any person's death:

      -  An original certified copy of an official death certificate;

      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -  Any other proof we find satisfactory.

                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly annuity payments to the Annuitant.

      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.

      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

      In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

      - The earliest possible Annuity Commencement Date is the first day of the first month following your first Account Anniversary.

      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS

      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, in our discretion.

      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY

      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN

      We make monthly payments for a specified period of time from 10 to 30 years, as you elect. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      - On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have an annual mortality and expense risk charge of 1.45% of your Account's average daily net assets.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS

      During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

      Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the Fund prospectus(es) for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

      During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE

      During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

ANNUITY PAYMENT RATES

      The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Options elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Annuitant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.


      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.


CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

VOTING OF FUND SHARES

      We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee -- that is the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

      Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and of the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the

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plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners, Participants or others, as applicable, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, or such other person having voting rights, at least once during each Account Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES

      Shares of any or all Funds may not always be available for investment under the Contracts. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

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CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification:
(i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

      In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

DISCONTINUANCE OF NEW PARTICIPANTS

      We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

RESERVATION OF RIGHTS

      We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and
(4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of

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changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

RIGHT TO RETURN

      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value less the Adjusted Purchase Payment Interest. The Adjusted Purchase Payment Interest that may be deducted is equal to the lesser of:

      - the portion of the Account Value that is attributable to any Purchase Payment Interest, and

      -  all Purchase Payment Interest.

This means you receive any gain on Purchase Payment Interest and we bear any loss. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received. State law may also require us to give you a longer "free look" period or allow you to return the Contract to your sales representative.

      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

                               TAX CONSIDERATIONS

      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use the Contract and the site where your Contract was issued. Also, legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL TAX CONSIDERATIONS

      The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

      DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

      PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax, prior to distribution.

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      However, corporate (or other non-natural person) Owners of, and
Participants under, a Non-Qualified Contract incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      You should note that qualified retirement investments generally provide tax deferral regardless of whether the underlying contract is an annuity.

      DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Participant's spouse), the Participant must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Participant or distributions under an immediate annuity (as defined above), or after age
59 1/2.

      DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Participant or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

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
      WITHHOLDING

      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from
(i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

      INVESTMENT DIVERSIFICATION AND CONTROL

      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.

      TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

      QUALIFIED RETIREMENT PLANS

      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

      PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

      TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

      INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

      ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.


PUERTO RICO TAX CONSIDERATIONS



      The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of


                                       41
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annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.



      When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amounts received during the taxable year or the portion of each payment equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income. After an amount equal to the aggregate amount excluded from gross income has been received, all of the annuity payments are considered to be taxable income.



      When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.



      The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.



      For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax adviser.


                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. We reserve the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

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
                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." We may also advertise "yield" and "effective yield" for some Sub-Accounts.

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Funds in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since we started offering the Sub-Accounts under the Futurity products or, if shorter, the life of the Sub-Account. Non-standardized Average Annual Total Return covers the life of each Fund, which may predate the Futurity products. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial Purchase Payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges, the annual Account Fee, or any Purchase Payment Interest, although such figures do reflect all recurring charges. If such figures were calculated to reflect Purchase Payment Interest credited, the calculation would also reflect any withdrawal charges made. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Funds for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Accounts on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Fund.

      Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (7-day period for the Sun Capital Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.

      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.

      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.

                             AVAILABLE INFORMATION

      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contract. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contract, please refer to the registration statements and their exhibits.

      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661; New York, New York -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).


                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE



      The Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.



      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.



                                STATE REGULATION


      The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

      The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the fire jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

      In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

                               LEGAL PROCEEDINGS

      There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

                                  ACCOUNTANTS


      The financial statements of the Variable Account for the year ended December 31, 2000 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 2000, 1999 and 1998 included in this Prospectus have been audited by ____________________, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


                              FINANCIAL STATEMENTS


      The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.



      The financial statements of the Variable Account for the year ended December 31, 2000 are also included in the Statement of Additional Information.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Calculation of Performance Data
Tax-Deferred Accumulation
Advertising and Sales Literature
Calculations
  Example of Variable Accumulation Unit Value Calculation
  Example of Variable Annuity Unit Calculation
  Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Financial Statements

      This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2001 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.


--------------------------------------------------------------------------------

To:     Sun Life Assurance Company of Canada (U.S.)
        c/o Retirement Products and Services
        P.O. Box 1024
        Boston, Massachusetts 02103

        Please send me a Statement of Additional Information for MFS Regatta Extra Variable and Fixed Annuity
        Sun Life of Canada (U.S.) Variable Account F.

Name         ------------------------------------------------------------

Address      ------------------------------------------------------------

             ------------------------------------------------------------

City  --------------------------------   State  --------------       Zip  -------

Telephone  ------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

       The following terms as used in this Prospectus have the indicated meanings:

       ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

       ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

       ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-Business Day, the previous Business Day will be used.)

       ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

       *ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

       ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

       ANNUITY OPTION: The method you choose for receiving annuity payments.

       ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

       APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

       *BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant's death, is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

       BUSINESS DAY: Any day the New York Stock Exchange is open for trading.

       CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

       COMPANY: Sun Life Assurance Company of Canada (U.S.).

       CONTRACT: Any Individual Contract, Group Contract or Certificate issued under a Group Contract.


       COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. Unless otherwise noted, the Participant/Owner is the Covered Person.


*You specify these items on the Application, and may change them, as we describe in this Prospectus.

       CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

       DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

       DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

       FIFTH-YEAR ANNIVERSARY: The fifth Account Anniversary and each succeeding Account Anniversary occurring at any five year interval thereafter; for example, the 10th, 15th, and 20th Account Anniversaries.

       FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

       FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

       FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

       FUND: A series of the Series Fund in which assets of a Sub-Account may be invested.

       GROUP CONTRACT: A Contract issued by the Company on a group basis.

       GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

       GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

       GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

       INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

       INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

       NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

       NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax. This is also the term used to describe the total contribution made to the Contract minus the total withdrawals.

       NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

       *OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k),
Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

       *PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are 2 Participants, the death benefit is paid upon the death of either Participant.

       PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

       PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

       PURCHASE PAYMENT INTEREST: The amount of extra interest the Company credits to a Contract at a rate of 2% to 5% of each purchase payment based upon the size of the investment or Account Value or the interest rate option chosen at the time of application.

       QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

       RENEWAL DATE: The last day of a Guarantee Period.

       SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

       VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

       VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

       VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

       VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

       VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
        WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)

WITHDRAWAL CHARGE CALCULATION:
FULL WITHDRAWAL:

       Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

                                                                                   PAYMENT
                            HYPOTHETICAL               CUMULATIVE      FREE      SUBJECT TO     WITHDRAWAL     WITHDRAWAL
               ACCOUNT        ACCOUNT       ANNUAL       ANNUAL     WITHDRAWAL   WITHDRAWAL       CHARGE         CHARGE
                YEAR           VALUE       EARNINGS     EARNINGS      AMOUNT       CHARGE       PERCENTAGE       AMOUNT
           ---------------  ------------  -----------  -----------  -----------  -----------  ---------------  -----------
      (a)             1      $   41,000    $   1,000    $   1,000    $   4,000    $  36,000          8.00%      $   2,880
                      2      $   45,100    $   4,100    $   5,100    $   4,000    $  36,000          8.00%      $   2,880
                      3      $   49,600    $   4,500    $   9,600    $   4,100    $  35,900          7.00%      $   2,513
      (b)             4      $   52,100    $   2,500    $  12,100    $   4,500    $  35,500          7.00%      $   2,485
                      5      $   57,300    $   5,200    $  17,300    $   4,000    $  36,000          6.00%      $   2,160
                      6      $   63,000    $   5,700    $  23,000    $   5,200    $  34,800          5.00%      $   1,740
                      7      $   66,200    $   3,200    $  26,200    $   5,700    $  34,300          4.00%      $   1,372
      (c)             8      $   72,800    $   6,600    $  32,800    $  40,000    $       0          0.00%      $       0

(a) The free withdrawal amount in any year is equal to the amount of any Purchase Payments made prior to the last 7 Account Years ("Old Payments") that were not previously withdrawn plus the greater of (1) the Contract's earnings during the prior Account Year, and (2) 10% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $4,000, which equals 10% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $36,000, which equals the New Payments of $40,000 minus the free withdrawal amount of $4,000.

(b) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $35,500.


(c) In Account Year 8, the free withdrawal amount is $40,000, which equals 100% of the Purchase Payment of $40,000. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.


PARTIAL WITHDRAWAL

       Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,100, $9,000, $12,000, and $20,000.

                                                                                  REMAINING
                            HYPOTHETICAL                                            FREE       AMOUNT OF
                              ACCOUNT                                            WITHDRAWAL   WITHDRAWAL
                               VALUE                                               AMOUNT     SUBJECT TO     WITHDRAWAL
               ACCOUNT         BEFORE                  CUMULATIVE    AMOUNT OF     BEFORE     WITHDRAWAL       CHARGE
                YEAR         WITHDRAWAL    EARNINGS     EARNINGS    WITHDRAWAL   WITHDRAWAL     CHARGE       PERCENTAGE
           ---------------  ------------  -----------  -----------  -----------  -----------  -----------  ---------------
                      1      $   41,000    $   1,000    $   1,000    $       0    $   4,000    $       0          8.00%
                      2      $   45,100    $   4,100    $   5,100    $       0    $   4,000    $       0          8.00%
                      3      $   49,600    $   4,500    $   9,600    $       0    $   4,100    $       0          7.00%
      (a)             4      $   50,100    $     500    $  10,100    $   4,100    $   4,500    $       0          7.00%
      (b)             4      $   46,800    $     800    $  10,900    $   9,000    $     400    $   8,600          7.00%
      (c)             4      $   38,400    $     600    $  11,500    $  12,000    $       0    $  12,000          7.00%
      (d)             4      $   26,800    $     400    $  11,900    $  20,000    $       0    $  14,900          7.00%


           WITHDRAWAL
             CHARGE
             AMOUNT
           -----------
            $       0
            $       0
            $       0
      (a)   $       0
      (b)   $     602
      (c)   $     840
      (d)   $   1,043

(a) In Account Year 4, the free withdrawal amount is $4,500, which equals the prior Account Year's earnings. The partial withdrawal amount of $4,100 is less than the free withdrawal amount, so there is no withdrawal charge.


(b) Since a partial withdrawal of $4,100 was taken, the remaining free withdrawal amount in Account Year 4 is $4,500 - $4,100 = $400. Therefore, $400 of the $9,000 withdrawal is not subject to a withdrawal charge, and $8,600 is subject to a withdrawal charge.


(c) Since the total of the two prior Account Year 4 partial withdrawals ($13,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. The entire withdrawal amount of $12,000 is subject to a withdrawal charge.


(d) Since the total of the three prior Account Year 4 partial withdrawals ($25,100) is greater than the free withdrawal amount of $4,500, there is no remaining free withdrawal amount. Since the total amount of New Purchase Payments was $40,000 and $25,100 of New Payments has already been surrendered, only $14,900 of this $20,000 withdrawal comes from liquidating Purchase Payments. The remaining $5,100 of this withdrawal comes from liquidating earnings and is not subject to a withdrawal charge.


       Note that since all of the Purchase Payments were liquidated by the final withdrawal of $20,000, the total withdrawal charge for the four Account Year 4 withdrawals is $2,485, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page. Any additional Account Year 4 withdrawals in the example shown on this page would come from the liquidating of earnings and would not be subject to a withdrawal charge.

PART 2 -- FIXED ACCOUNT -- EXAMPLES OF THE MARKET VALUE ADJUSTMENT ("MVA")

       The MVA Factor is:

                                       N/12
                          1 + I
                      ( ---------- )        - 1
                        1 + J + b

       These examples assume the following:

        1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

        2)  The date of surrender is 2 years from the Expiration Date (N = 24).

        3) The value of the Guarantee Amount on the date of surrender is $11,910.16.

        4)  The interest earned in the current Account Year is $674.16.

        5) No transfers or partial withdrawals affecting this Guarantee Amount have been made.

        6) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:

       Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (   ---------- )         - 1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (      --------     )         - 1
                                 1 + .08

                             2
                   =     (.981) - 1

                   =     .963 - 1

                   =  -  .037

       The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                   ($11,910.16 - $674.16) X -.037 = -$415.73

       -$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

       For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X -.037 = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

       Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

                                            N/12
                               1 + I
    The MVA factor =     (   ---------- )         -1
                             1 + J + b

                                                 24/12
                                 1 + .06
                   =     (      --------     )         -1
                                 1 + .05

                                             2
                   =                 (1.010)     -1

                   =     1.019 -1

                   =     .019

       The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

                    ($11,910.16 - $674.16) X .019 = $213.48

       $213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

       For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) X .019 = $25.19.

       $25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                                   APPENDIX C
                       CALCULATION OF BASIC DEATH BENEFIT

EXAMPLE 1:

       Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
          Account Value                                       =              $    80,000.00
          Cash Surrender Value                                =              $    74,400.00
          Purchase Payments                                   =              $   100,000.00
The Basic Death Benefit would therefore be:                                  $   100,000.00

EXAMPLE 2:

       Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Variable Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
          Account Value                                       =                  $60,000.00
          Cash Surrender Value                                =                  $55,200.00
          Adjusted Purchase Payments*                         =                  $75,000.00
The Basic Death Benefit would therefore be:                                      $75,000.00

*Adjusted Purchase Payments can be calculated as follows:
Payments X (Account Value after withdrawal / Account Value before withdrawal)
$100,000.00 X ($60,000.00/$80,000.00)

                                   APPENDIX D
           CALCULATION OF EARNINGS ENHANCEMENT OPTIONAL DEATH BENEFIT



EXAMPLE 1:



       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:


The Death Benefit Amount will be the greatest of:
     Account Value                                                =  $  150,000
     Cash Surrender Value                                         =  $  144,000
     Total of Adjusted Purchase Payments                          =  $  100,000
The Death Benefit Amount would therefore                          =  $  150,000

~ plus ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                  =  $   50,000
     40% of the above amount                                      =  $   20,000
     Cap of 40% of Adjusted Purchase Payments                     =  $   40,000
The lesser of the above two amounts = the EEB amount              =  $   20,000


       The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $150,000 + $20,000 = $170,000.



EXAMPLE 2:



       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $150,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $130,000. In addition, this Contract was issued prior to the owner's 70th birthday.


The Death Benefit Amount will be the greatest of:
     Account Value                                                =  $  130,000
     Cash Surrender Value                                         =  $  124,000
     Total of Adjusted Purchase Payments*                         =  $   86,667
The Death Benefit Amount would therefore                          =  $  130,000

~ plus ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                  =  $   43,333
     40% of the above amount                                      =  $   17,333
     Cap of 40% of Adjusted Purchase Payments                     =  $   34,667
The lesser of the above two amounts = the EEB amount              =  $   17,333


       The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $130,000 + $17,333 = $147,333.



       *Adjusted Purchase Payments can be calculated as follows:



       Payments X (Account Value after withdrawal DIVIDED BY Account Value before withdrawal)
      = $100,000 X ($130,000 DIVIDED BY $150,000) = $86,667

                                   APPENDIX E
 CALCULATION OF DEATH BENEFIT WHEN ALL THREE OPTIONAL DEATH BENEFIT RIDERS ARE
                                    SELECTED



       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $150,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $160,000, and the Maximum Anniversary Value is $170,000. The calculation of the death benefit to be paid is as follows:


The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  150,000
     Cash Surrender Value                                       =  $  144,000
     Total of Adjusted Purchase Payments                        =  $  100,000
     5% Premium Roll-up Value                                   =  $  160,000
     Maximum Anniversary Value                                  =  $  170,000
The Death Benefit Amount would therefore                        =  $  170,000

~ plus ~

The EEB amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                =  $   50,000
     40% of the above amount                                    =  $   20,000
     Cap of 40% of Adjusted Purchase Payments                   =  $   40,000
The lesser of the above two amounts = the EEB amount            =  $   20,000


       The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $170,000 + $20,000 = $190,000.

                                   APPENDIX F
        CALCULATION OF EARNINGS ENHANCEMENT PLUS OPTIONAL DEATH BENEFIT



       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:


The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  150,000
     Cash Surrender Value                                       =  $  148,000
     Total of Adjusted Purchase Payments                        =  $  100,000
The Death Benefit Amount would therefore                        =  $  150,000

~ plus ~

The EEB Plus amount, calculated as follows:
  Account Value minus Adjusted Purchase Payments                =  $   50,000
     40% of the above amount                                    =  $   20,000
     Cap of 150% of Adjusted Purchase Payments                  =  $  150,000
The lesser of the above two amounts = the EEB Plus
amount                                                          =  $   20,000


       The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $150,000 + $20,000 = $170,000.

                                   APPENDIX G
      CALCULATION OF EARNINGS ENHANCEMENT PLUS MAV OPTIONAL DEATH BENEFIT



       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. The Maximum Anniversary Value on the Death Benefit Date is $170,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:


The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  150,000
     Cash Surrender Value                                       =  $  148,000
     Total of Adjusted Purchase Payments                        =  $  100,000
     Maximum Anniversary Value                                  =  $  170,000
The Death Benefit Amount would therefore                        =  $  170,000

~ plus ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus Adjusted
     Purchase Payments                                          =  $   70,000
     40% of the above amount                                    =  $   28,000
     Cap of 150% of Adjusted Purchase Payments                  =  $  150,000
The lesser of the above two amounts = the EEB Plus
amount                                                          =  $   28,000


       The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $170,000 + $28,000 = $198,000.

                                   APPENDIX H
   CALCULATION OF EARNINGS ENHANCEMENT PLUS 5% ROLL-UP OPTIONAL DEATH BENEFIT



       Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $150,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $160,000. In addition, this Contract was issued prior to the owner's 70th birthday. The calculation of the Death Benefit to be paid is as follows:


The Death Benefit Amount will be the greatest of:
     Account Value                                              =  $  150,000
     Cash Surrender Value                                       =  $  148,000
     Total of Adjusted Purchase Payments                        =  $  100,000
     5% Premium Roll-up Value                                   =  $  160,000
The Death Benefit Amount would therefore                        =  $  160,000

~ plus ~

The EEB Plus amount, calculated as follows:
  Death Benefit Amount before EEB minus Adjusted
     Purchase Payments                                          =  $   60,000
     40% of the above amount                                    =  $   24,000
     Cap of 150% of Adjusted Purchase Payments                  =  $  150,000
The lesser of the above two amounts = the EEB Plus
amount                                                          =  $   24,000


       The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $160,000 + $24,000 = $184,000.

                                   APPENDIX I


            CALCULATION FOR PURCHASE PAYMENT INTEREST (BONUS CREDIT)

EXAMPLE 1:

       IF YOU SELECT OPTION A, the 2% Bonus Option, we will credit Purchase Payment Interest on all Purchase Payments made during the first Account Year. On each fifth Account Anniversary, we will credit additional Purchase Payment Interest of 2% based on your Account Value, illustrated below:

       Initial Purchase Payment of $50,000.00 receives 2% Purchase Payment Interest of $1,000.00.

       Subsequent Purchase Payment in the first Account Year of $20,000.00 receives 2% Purchase Payment Interest of $400.00.

       Suppose the Account had not gained any earnings or interest during the first 5 Account Years and the Account Value is $71,400.00 (sum of all Purchase Payments and Purchase Payment Interest), we will credit your Account with an additional 2% ($1,428.00).

       Using the same Purchase Payments as above, suppose your value on the fifth Account Anniversary is $74,970.00. We will credit your account with an additional 2% of Purchase Payment Interest (equal to $1,499.40).

       This 2% Purchase Payment Interest will occur on every fifth Account Anniversary (i.e., 5th, 10th, 15th).

EXAMPLE 2: OPTION B WITH NO WITHDRAWALS

       IF YOU SELECT OPTION B, the 3% Bonus Option the amount we will credit to your Contract depends on the size of your Net Purchase Payments. The scale is as follow:

Net Purchase Payments less than $100,000.00 will receive                                          3%
Net Purchase Payments between $100,000.00 through $499,999.99 will receive                        4%
Net Purchase Payments greater than or equal to $500,000.00 will receive                           5%

       Therefore, if your initial investment is $50,000.00, your Purchase Payment Interest will equal 3% of $50,000, or $1500.00.

       If you make additional Payments that cause your total Net Purchase Payments to exceed $100,000.00, these Purchase Payments will receive either a 4% or 5% bonus, using the above scale. As an example:

       Initial Purchase Payment of $50,000.00 will receive 3% Purchase Payment Interest. A second Purchase Payment of $80,000.00 will result in Net Purchase Payments of $130,000.00. Thus, the $80,000.00 will receive Purchase Payment Interest of 4% equal to $3,200.00.

       Suppose a third Purchase Payment of $400,000.00 is made. This will bring the Net Purchase Payments to $530,000.00. This $400,000.00 will receive Purchase Payment Interest of 5% equal to $20,000.00.

       This Account now has total Net Purchase Payments of $530,000.00 and total Purchase Payment Interest of $24,700.00.

       In addition to the Purchase Payment Interest paid at the time of each Payment, we will review your first Account Anniversary to ensure that all Net Purchase Payments received the Purchase Payment Interest as described in the above scale. Using the above scenario as an example, upon the first Account Anniversary, we will credit your Account an additional $1800.00, which is equal to:

Total Net Purchase Payments of $530,000.00 X 5%                =      $  26,500.00
Total Purchase Payment Interest received                       =      $  24,700.00
                                                                      ------------
First Account Anniversary Adjustment                           =      $   1,800.00

EXAMPLE 3: OPTION B WITH A WITHDRAWAL

       Using the same example as above, suppose that before the first Account Anniversary you make a withdrawal of $20,000.00. The annual Purchase Payment Interest adjustment would be calculated as follows:

       Because your Net Purchase Payments are $510,000.00 ($530,000.00 - $20,000.00 withdrawal), your Purchase Payment Interest on all Net Purchase Payments should be 5%.

Your initial Payment of $50,000.00 received 3%
Your second Payment of $80,000.00 received 4%
Your third Payment of $400,000.00 received the 5%

       Your first two Payments minus the withdrawal will receive additional Purchase Payment Interest. This will bring your total Net Purchase Payments up to 5%.

$50,000.00 X 2%                                    =          $ 1,000.00
$80,000.00 - $20,000.00 = $60,000.00 X 1%          =          $   600.00
Total credit due                                   =          $ 1,600.00

       On your First Account Anniversary we will credit your Account with an additional Purchase Payment Interest of $1600.00.

                                        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                        C/O RETIREMENT PRODUCTS AND SERVICES
                                        P.O. BOX 1024
                                        BOSTON, MASSACHUSETTS 02103

                                        TELEPHONE:
                                        Toll Free (800) 752-7215

                                        GENERAL DISTRIBUTOR
                                        Clarendon Insurance Agency, Inc.
                                        One Sun Life Executive Park
                                        Wellesley Hills, Massachusetts 02481

                                        AUDITORS



EXTRA-1       5/01                     Boston, Massachusetts 02116

                                       PART B
                       INFORMATION REQUIRED IN A STATEMENT OF
                               ADDITIONAL INFORMATION

     Attached hereto and made a part hereof is the Statement of Additional Information dated May 1, 2001 for:

                Futurity Accolade Variable and Fixed Annuity

                MFS Regatta Extra Variable Fixed Annuity

                                                                    May 1, 2001


                                 FUTURITY ACCOLADE

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS

Calculation of Performance Data ............................................. 2
Tax Deferred Accumulation.................................................... 9
Advertising and Sales Literature ............................................10
Calculations ................................................................13
     Example of Variable Accumulation Unit Value Calculation.................13
     Example of Variable Annuity Unit Calculation ...........................13
     Example of Variable Annuity Payment Calculation ........................13
Distribution of the Contracts ...............................................13
Designation and Change of Beneficiary .......................................14
Custodian ...................................................................14
Financial Statements ........................................................14

          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Futurity Accolade Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to the Company at Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services, P.O. Box 9133, Boston, Massachusetts 02117, or by telephoning (888) 786-2435.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA
                            AVERAGE ANNUAL TOTAL RETURN:

                     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

          The tables below shows, for various Sub-Accounts of the Variable Account, the Average Annual Total Return, at the various rates under the Contract and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out after the table. For purposes of determining the investment results in this table, the actual investment performance of each Fund is reflected from the date the Fund commenced operations ("Inception"), although the Contracts have been offered only since September, 1999. No information is shown for the Funds that had not commenced operations as of December 31, 2000.


         The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based on a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the commencement of the offering of the Futurity annuities.


                             FUTURITY ACCOLADE
                  STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                      PERIOD ENDING DECEMBER 31, 2000

                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.45%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.60%)         ---      11.94%         2/18/1998
      AIM V.I. Growth Fund                                                (27.29%)         ---           8.68%         2/17/1998
      AIM V.I. Growth and Income Fund                                     (21.91%)         ---           7.10%         3/26/1998
      AIM V.I. International Equity Fund                                  (32.65%)         ---           6.20%         2/17/1998
      Alger American Growth Portfolio                                     (22.11%)         ---          11.57%         3/26/1998
      Alger American Income and Growth Portfolio                           (9.86%)         ---          17.99%         3/26/1998
      Alger American Small Capitalization Portfolio                       (33.37%)         ---           0.55%         3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.09%)         ---           2.51%         3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                   (7.12%)         ---          (0.52%)        2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.43%)         ---           5.53%         2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (12.96%)         ---          (5.90%)        2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.67%)         ---           3.96%         3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.67%)         ---           1.62%         3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.07%)         ---          (0.96%)        3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (18.97%)         ---          (0.18%)        3/26/1998
      Lord Abbett Growth and Income Portfolio                               6.71%          ---           8.51%         3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.29%)       15.42%         16.73%         11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.05%)       20.23%         22.46%          5/1/1995
      MFS/Sun Life High Yield Series                                      (14.78%)        2.35%          9.59%         11/30/1989
      MFS/Sun Life Utilities Series                                        (1.83%)       19.32%         16.60%         11/16/1993
      MFS/Sun Life Government Securities Series                             3.14%         3.09%          5.72%         11/30/1989
      MFS/Sun Life Total Return Series                                      7.72%        10.80%         11.46%         11/30/1989
      MFS/Sun Life Mass. Investors Trust Series                            (8.61%)       14.62%         13.53%         10/31/1991
      MFS/Sun Life New Discovery Series                                    (8.36%)         ---          19.50%          5/6/1998
      MFS/Sun Life Mass. Investors Growth Stock Series                    (14.26%)         ---          14.35%          5/6/1998
      OCC Accumulation Trust Equity Portfolio                               0.93%          ---           2.92%         2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.67%          ---          11.89%         2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.70%          ---           2.25%         3/26/1998
      OCC Accumulation Trust Managed Portfolio                              0.76%          ---           4.89%         12/14/1998
      Sun Capital Money Market Fund                                        (3.05%)         ---           0.08%         12/14/1998
      Sun Capital Investment Grade Bond Fund                                0.92%          ---          (0.85%)        12/14/1998
      Sun Capital Real Estate Fund                                         21.92%          ---           7.46%         12/14/1998
      Sun Capital Select Equity Fund                                      (17.47%)         ---           3.04%         9/13/1999
      Sun Capital Blue Chip Mid Cap Fund                                   15.76%          ---          36.55%         9/13/1999
      Sun Capital Investors Foundation Fund                               (14.12%)         ---          (4.45%)        9/13/1999
      Sun Capital Davis Venture Value Fund                                   ---           ---          (9.30%)        7/17/2000
      Sun Capital Davis Financial Fund                                       ---           ---           5.24%         7/17/2000
      Sun Capital Value Equity Portfolio ( 3 )                               ---           ---           5.21%         7/17/2000
      Sun Capital Value Mid Cap Portfolio                                    ---           ---          (4.68%)        7/17/2000
      Sun Capital Value Small Cap Portfolio ( 3 )                            ---           ---          13.70%         7/17/2000
      Sun Capital Value Managed Portfolio ( 3 )                              ---           ---           5.68%         7/17/2000



                             FUTURITY ACCOLADE
                  STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                      PERIOD ENDING DECEMBER 31, 2000

                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.60%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.72%)         ---          11.77%         2/18/1998
      AIM V.I. Growth Fund                                                (27.40%)         ---           8.50%         2/17/1998
      AIM V.I. Growth and Income Fund                                     (22.03%)         ---           6.93%         3/26/1998
      AIM V.I. International Equity Fund                                  (32.75%)         ---           6.02%         2/17/1998
      Alger American Growth Portfolio                                     (22.22%)         ---          11.39%         3/26/1998
      Alger American Income and Growth Portfolio                           (9.99%)         ---          17.80%         3/26/1998
      Alger American Small Capitalization Portfolio                       (33.47%)         ---           0.39%         3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.20%)         ---           2.34%         3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                   (7.26%)         ---          (0.68%)        2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.55%)         ---           5.36%         2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (13.09%)         ---          (6.04%)        2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.79%)         ---           3.79%         3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.79%)         ---           1.45%         3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.19%)         ---          (1.13%)        3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (19.10%)         ---          (0.35%)        3/26/1998
      Lord Abbett Growth and Income Portfolio                               6.54%          ---           8.33%         3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.41%)       15.24%         16.56%         11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.16%)       20.04%         22.28%          5/1/1995
      MFS/Sun Life High Yield Series                                      (14.91%)        2.19%          9.42%         11/30/1989
      MFS/Sun Life Utilities Series                                        (1.99%)       19.13%         16.43%         11/16/1993
      MFS/Sun Life Government Securities Series                             2.97%         2.92%          5.56%         11/30/1989
      MFS/Sun Life Total Return Series                                      7.54%        10.62%         11.29%         11/30/1989
      MFS/Sun Life Mass. Investors Trust Series                            (8.75%)       14.44%         13.35%         10/31/1991
      MFS/Sun Life New Discovery Series                                    (8.50%)         ---          19.31%          5/6/1998
      MFS/Sun Life Mass. Investors Growth Stock Series                    (14.39%)         ---          14.16%          5/6/1998
      OCC Accumulation Trust Equity Portfolio                               0.77%          ---           2.75%         2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.48%          ---          11.70%         2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.48%          ---           2.08%         3/26/1998
      OCC Accumulation Trust Managed Portfolio                              0.60%          ---           4.72%         12/14/1998
      Sun Capital Money Market Fund                                        (3.20%)         ---          (0.08%)        12/14/1998
      Sun Capital Investment Grade Bond Fund                                0.75%          ---          (1.01%)        12/14/1998
      Sun Capital Real Estate Fund                                         21.73%          ---           7.29%         12/14/1998
      Sun Capital Select Equity Fund                                      (17.60%)         ---           2.87%         9/13/1999
      Sun Capital Blue Chip Mid Cap Fund                                   15.57%          ---          36.33%         9/13/1999
      Sun Capital Investors Foundation Fund                               (14.25%)         ---          (4.61%)        9/13/1999
      Sun Capital Davis Venture Value Fund                                   ---           ---          (9.36%)        7/17/2000
      Sun Capital Davis Financial Fund                                       ---           ---           5.16%         7/17/2000
      Sun Capital Value Equity Portfolio ( 3 )                               ---           ---           5.14%         7/17/2000
      Sun Capital Value Mid Cap Portfolio                                    ---           ---          (4.75%)        7/17/2000
      Sun Capital Value Small Cap Portfolio ( 3 )                            ---           ---          13.62%         7/17/2000
      Sun Capital Value Managed Portfolio ( 3 )                              ---           ---           5.60%         7/17/2000


                             FUTURITY ACCOLADE
                  STANDARD---I AVERAGE ANNUAL TOTAL RETURN
                      PERIOD ENDING DECEMBER 31, 2000

                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.70%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.81%)         ---          11.65%         2/18/1998
      AIM V.I. Growth Fund                                                (27.47%)         ---           8.38%         2/17/1998
      AIM V.I. Growth and Income Fund                                     (22.10%)         ---           6.81%         3/26/1998
      AIM V.I. International Equity Fund                                  (32.82%)         ---           5.91%         2/17/1998
      Alger American Growth Portfolio                                     (22.30%)         ---          11.27%         3/26/1998
      Alger American Income and Growth Portfolio                          (10.08%)         ---          17.67%         3/26/1998
      Alger American Small Capitalization Portfolio                       (33.54%)         ---           0.28%         3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.27%)         ---           2.22%         3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                   (7.36%)         ---          (0.79%)        2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.64%)         ---           5.25%         2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (13.18%)         ---          (6.13%)        2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.87%)         ---           3.68%         3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.87%)         ---           1.34%         3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.26%)         ---          (1.24%)        3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (19.18%)         ---          (0.46%)        3/26/1998
      Lord Abbett Growth and Income Portfolio                               6.42%          ---           8.21%         3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.49%)       15.12%         16.44%         11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.24%)       19.92%         22.15%          5/1/1995
      MFS/Sun Life High Yield Series                                      (14.99%)        2.08%          9.31%         11/30/1989
      MFS/Sun Life Utilities Series                                        (2.10%)       19.01%         16.31%         11/16/1993
      MFS/Sun Life Government Securities Series                             2.86%         2.81%          5.45%         11/30/1989
      MFS/Sun Life Total Return Series                                      7.43%        10.50%         11.18%         11/30/1989
      MFS/Sun Life Mass. Investors Trust Series                            (8.84%)       14.32%         13.24%         10/31/1991
      MFS/Sun Life New Discovery Series                                    (8.59%)         ---          19.19%          5/6/1998
      MFS/Sun Life Mass. Investors Growth Stock Series                    (14.48%)         ---          14.04%          5/6/1998
      OCC Accumulation Trust Equity Portfolio                               0.66%          ---           2.64%         2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.36%          ---          11.58%         2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.34%          ---           1.97%         3/26/1998
      OCC Accumulation Trust Managed Portfolio                              0.49%          ---           4.61%         12/14/1998
      Sun Capital Money Market Fund                                        (3.31%)         ---          (0.19%)        12/14/1998
      Sun Capital Investment Grade Bond Fund                                0.65%          ---          (1.12%)        12/14/1998
      Sun Capital Real Estate Fund                                         21.60%          ---           7.18%         12/14/1998
      Sun Capital Select Equity Fund                                      (17.68%)         ---           2.75%         9/13/1999
      Sun Capital Blue Chip Mid Cap Fund                                   15.45%          ---          36.18%         9/13/1999
      Sun Capital Investors Foundation Fund                               (14.34%)         ---          (4.71%)        9/13/1999
      Sun Capital Davis Venture Value Fund                                   ---           ---          (9.40%)        7/17/2000
      Sun Capital Davis Financial Fund                                       ---           ---           5.11%         7/17/2000
      Sun Capital Value Equity Portfolio ( 3 )                               ---           ---           5.09%         7/17/2000
      Sun Capital Value Mid Cap Portfolio                                    ---           ---          (4.80%)        7/17/2000
      Sun Capital Value Small Cap Portfolio ( 3 )                            ---           ---          13.56%         7/17/2000
      Sun Capital Value Managed Portfolio ( 3 )                              ---           ---           5.55%         7/17/2000


                             FUTURITY ACCOLADE
                  STANDARD---I AVERAGE ANNUAL TOTAL RETURN
                      PERIOD ENDING DECEMBER 31, 2000

                                                                           1 YEAR        5 YEAR         10 YEAR         FUTURITY
      1.85%                                                                PERIOD        PERIOD      OR LIFE ( 1 )   INCEPTION DATE
      -----                                                                ------        ------      -------------   --------------
      AIM V.I. Capital Appreciation Fund                                  (18.93%)         ---          11.47%         2/18/1998
      AIM V.I. Growth Fund                                                (27.58%)         ---           8.21%         2/17/1998
      AIM V.I. Growth and Income Fund                                     (22.22%)         ---           6.64%         3/26/1998
      AIM V.I. International Equity Fund                                  (32.92%)         ---           5.74%         2/17/1998
      Alger American Growth Portfolio                                     (22.42%)         ---          11.09%         3/26/1998
      Alger American Income and Growth Portfolio                          (10.22%)         ---          17.48%         3/26/1998
      Alger American Small Capitalization Portfolio                       (33.64%)         ---           0.11%         3/26/1998
      Goldman Sachs V.I.T. CORE-sm Large Cap Growth Fund                  (29.38%)         ---           2.06%         3/11/1998
      Goldman Sachs V.I.T. CORE-sm Small Cap Equity Fund                  (7.50%)          ---          (0.96%)        2/18/1998
      Goldman Sachs V.I.T. CORE-sm U.S. Equity Fund                       (17.76%)         ---           5.07%         2/17/1998
      Goldman Sachs V.I.T. Growth and Income Fund                         (13.31%)         ---          (6.27%)        2/18/1998
      Goldman Sachs V.I.T. International Equity Fund                      (20.99%)         ---           3.51%         3/16/1998
      J.P. Morgan U.S. Disciplined Equity Portfolio ( 2 )                 (18.99%)         ---           1.17%         3/26/1998
      J.P. Morgan International Opportunities Portfolio ( 2 )             (23.38%)         ---          (1.40%)        3/26/1998
      J.P. Morgan Small Company Portfolio ( 2 )                           (19.30%)         ---          (0.62%)        3/26/1998
      Lord Abbett Growth and Income Portfolio                              6.25%           ---           8.03%         3/26/1998
      MFS/Sun Life Capital Appreciation Series                            (19.61%)       14.93%         16.26%         11/30/1989
      MFS/Sun Life Emerging Growth Series                                 (26.35%)       19.74%         21.97%          5/1/1995
      MFS/Sun Life High Yield Series                                      (15.12%)        1.92%          9.14%         11/30/1989
      MFS/Sun Life Utilities Series                                       (2.26%)        18.82%         16.13%         11/16/1993
      MFS/Sun Life Government Securities Series                            2.69%          2.65%          5.29%         11/30/1989
      MFS/Sun Life Total Return Series                                     7.25%         10.33%         11.01%         11/30/1989
      MFS/Sun Life Mass. Investors Trust Series                           (8.98%)        14.14%         13.06%         10/31/1991
      MFS/Sun Life New Discovery Series                                   (8.73%)          ---          19.00%          5/6/1998
      MFS/Sun Life Mass. Investors Growth Stock Series                    (14.60%)         ---          13.85%          5/6/1998
      OCC Accumulation Trust Equity Portfolio                              0.49%           ---           2.48%         2/17/1998
      OCC Accumulation Trust Mid Cap Portfolio                             16.17%          ---          11.40%         2/17/1998
      OCC Accumulation Trust Small Cap Portfolio                           34.13%          ---           1.81%         3/26/1998
      OCC Accumulation Trust Managed Portfolio                             0.32%           ---           4.44%         12/14/1998
      Sun Capital Money Market Fund                                       (3.47%)          ---          (0.36%)        12/14/1998
      Sun Capital Investment Grade Bond Fund                               0.48%           ---          (1.28%)        12/14/1998
      Sun Capital Real Estate Fund                                         21.40%          ---           7.00%         12/14/1998
      Sun Capital Select Equity Fund                                      (17.80%)         ---           2.58%         9/13/1999
      Sun Capital Blue Chip Mid Cap Fund                                   15.26%          ---          35.96%         9/13/1999
      Sun Capital Investors Foundation Fund                               (14.47%)         ---          (4.86%)        9/13/1999
      Sun Capital Davis Venture Value Fund                                   ---           ---          (9.47%)        7/17/2000
      Sun Capital Davis Financial Fund                                       ---           ---           5.03%         7/17/2000
      Sun Capital Value Equity Portfolio ( 3 )                               ---           ---           5.01%         7/17/2000
      Sun Capital Value Mid Cap Portfolio                                    ---           ---          (4.87%)        7/17/2000
      Sun Capital Value Small Cap Portfolio ( 3 )                            ---           ---          13.48%         7/17/2000
      Sun Capital Value Managed Portfolio ( 3 )                              ---           ---           5.47%         7/17/2000


(1) From commencement of investment operations.

(2) From January 3, 1995 (commencement of operations) to December 31, 1996, Chubb Investment Advisory Corporation ("Chubb Investment Advisory"), a wholly owned subsidiary of Chubb Life Insurance Company of America, served as each of these Fund's investment manager, and Morgan Guaranty Trust Company of New York, an affiliate of J.P. Morgan Investment Management Inc. ("J.P. Morgan") served as such Fund's sub-investment adviser. Effective January 1, 1997, J.P. Morgan began serving as each Fund's investment adviser.

(3) On September 16, 1994, an investment company then called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the OCC Accumulation Trust, at which time the OCC Accumulation Trust commenced operations. The total net assets for each of the Equity, Managed and Small Cap Portfolios immediately after the transaction were $86,789,755, $682,601,380, and $139,812,573, respectively, with respect to the Old Trust, and for each of the Equity, Managed and Small Cap Portfolios, $3,764,598,
    $51,345,102, and $8,129,274, respectively, with respect to the OCC Accumulation Trust. The Equity, Managed and Small Cap Portfolios commenced operations on August 1, 1998. For the period prior to September 16, 1994, the performance figures above for each of the Equity, Managed, and Small Cap Portfolios reflect the performance of the corresponding Portfolios of the Old Trust.

          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                         n
                                 P(l + T)  = ERV
     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a
                   hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.

          The $35 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

          The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and sports. Such results may be computed on a "cumulative" and/or "annualized" basis.

          "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

          "Annualized" quotations (described in the following table as "Compound Growth Rate") are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                    NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000

1.45% M&E
---------

                   AIM V.I. Capital Appreciation Fund                                     AIM V.I. Growth Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative   Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,780.00   -12.20%     -12.20%       1    12/31/99 - 12/31/00   $7,836.00   -21.64%    -21.64%
    2      12/31/98 - 12/31/00    $12,514.00    25.14%      11.87%       2    12/31/98 - 12/31/00  $10,444.00     4.44%      2.20%
    3      12/31/97 - 12/31/00    $14,715.00    47.15%      13.74%       3    12/31/97 - 12/31/00  $13,805.00    38.05%     11.35%
    4      12/31/96 - 12/31/00    $16,456.00    64.56%      13.26%       4    12/31/96 - 12/31/00  $17,254.00    72.54%     14.61%
    5      12/31/95 - 12/31/00    $19,072.00    90.72%      13.78%       5    12/31/95 - 12/31/00  $20,089.00   100.89%     14.97%

  Life     05/05/93 - 12/31/00    $30,484.00   204.84%      15.67%     Life   05/05/93 - 12/31/00  $28,100.00   181.00%     14.44%

                  AIM V.I. Growth and Income Fund                                       AIM V.I. International Equity Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative   Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,421.00   -15.79%     -15.79%       1    12/31/99 - 12/31/00   $7,253.00   -27.47%    -27.47%
    2      12/31/98 - 12/31/00    $11,138.00    11.38%      5.54%        2    12/31/98 - 12/31/00  $11,086.00    10.86%      5.29%
    3      12/31/97 - 12/31/00    $14,020.00    40.20%      11.92%       3    12/31/97 - 12/31/00  $12,617.00    26.17%      8.06%
    4      12/31/96 - 12/31/00    $17,363.00    73.63%      14.79%       4    12/31/96 - 12/31/00  $13,295.00    32.95%      7.38%
    5      12/31/95 - 12/31/00    $20,526.00   105.26%      15.47%       5    12/31/95 - 12/31/00  $15,729.00    57.29%      9.48%

  Life     05/02/94 - 12/31/00    $26,819.00   168.19%      15.95%     Life   05/05/93 - 12/31/00  $20,753.00   107.53%     10.00%

               Alger American Growth Portfolio                               Alger American Income and Growth Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative   Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,399.00   -16.01%     -16.01%       1    12/31/99 - 12/31/00   $9,730.00    -2.70%     -2.70%
    2      12/31/98 - 12/31/00    $11,071.00    10.71%       5.22%       2    12/31/98 - 12/31/00  $13,660.00    36.60%     16.88%
    3      12/31/97 - 12/31/00    $16,155.00    61.55%      17.34%       3    12/31/97 - 12/31/00  $17,823.00    78.23%     21.24%
    4      12/31/96 - 12/31/00    $20,020.00   100.20%      18.95%       4    12/31/96 - 12/31/00  $23,938.00   139.38%     24.39%
    5      12/31/95 - 12/31/00    $22,361.00   123.61%      17.46%       5    12/31/95 - 12/31/00  $28,231.00   182.31%     23.07%
   10      12/31/90 - 12/31/00    $55,563.00   455.63%      18.71%      10    12/31/90 - 12/31/00  $48,160.00   381.60%     17.02%

  Life     01/09/89 - 12/31/00    $69,766.00   597.66%      17.61%     Life   11/15/88 - 12/31/00  $50,763.00   407.63%     14.34%


         Alger American Small Capitalization Portfolio                           Goldman Sachs VIT CORE-sm Large Cap Growth Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative   Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $7,175.00   -28.25%     -28.25%       1    12/31/99 - 12/31/00   $7,640.00   -23.60%   -23.60%
    2      12/31/98 - 12/31/00    $10,141.00     1.41%       0.70%       2    12/31/98 - 12/31/00  $10,196.00     1.96%     0.98%
    3      12/31/97 - 12/31/00    $11,546.00    15.46%      4.91%
    4      12/31/96 - 12/31/00    $12,675.00    26.75%      6.11%
    5      12/31/95 - 12/31/00    $13,012.00    30.12%      5.41%
   10      12/31/90 - 12/31/00    $30,847.00   208.47%      11.92%

  Life     09/21/88 - 12/31/00    $51,567.00   415.67%      14.29%     Life   02/13/98 - 12/31/00  $11,764.00    17.64%     5.80%

                    NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000

         Goldman Sachs VIT CORE-sm Small Cap Equity Fund                     Goldman Sachs VIT CORE-sm U.S. Equity Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $10,028.00    0.28%       0.28%        1    12/31/99 - 12/31/00   $8,908.00   -10.92%     -10.92%
    2      12/31/98 - 12/31/00    $11,616.00    16.16%      7.78%        2    12/31/98 - 12/31/00  $10,912.00     9.12%       4.46%

  Life     02/13/98 - 12/31/00    $10,390.00    3.90%       1.34%      Life   02/13/98 - 12/31/00  $12,346.00    23.46%       7.59%


         Goldman Sachs VIT Growth and Income Fund                            Goldman Sachs VIT International Equity Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $9,393.00    -6.07%      -6.07%       1    12/31/99 - 12/31/00   $8,556.00    -14.44%    -14.44%
    2      12/31/98 - 12/31/00     $9,758.00    -2.42%      -1.22%       2    12/31/98 - 12/31/00  $11,117.00     11.17%      5.44%

  Life     01/12/98 - 12/31/00    $10,148.00     1.48%       0.50%     Life   01/12/98 - 12/31/00  $13,162.00     31.62%      9.70%

          J.P. Morgan International Opportunities Portfolio                     J.P. Morgan Small Company Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,295.00   -17.05%     -17.05%       1    12/31/99 - 12/31/00   $8,740.00    -12.60%   -12.60%
    2      12/31/98 - 12/31/00    $11,171.00    11.71%      5.69%        2    12/31/98 - 12/31/00  $12,437.00     24.37%    11.52%
    3      12/31/97 - 12/31/00    $11,530.00    15.30%      4.86%        3    12/31/97 - 12/31/00  $11,581.00     15.81%     5.01%
    4      12/31/96 - 12/31/00    $11,980.00    19.80%      4.62%        4    12/31/96 - 12/31/00  $13,981.00     39.81%     8.74%
    5      12/31/95 - 12/31/00    $13,359.00    33.59%      5.96%        5    12/31/95 - 12/31/00  $16,778.00     67.78%    10.90%

  Life     01/03/95 - 12/31/00    $14,796.00    47.96%      6.76%      Life   01/03/95 - 12/31/00  $21,976.00    119.76%    14.04%

         J.P. Morgan U.S. Disciplined Equity Portfolio                         Lord Abbett Growth and Income Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,773.00   -12.27%     -12.27%       1    12/31/99 - 12/31/00  $11,410.00    14.10%     14.10%
    2      12/31/98 - 12/31/00    $10,249.00     2.49%       1.24%       2    12/31/98 - 12/31/00  $13,127.00    31.27%     14.57%
    3      12/31/97 - 12/31/00    $12,454.00    24.54%       7.59%       3    12/31/97 - 12/31/00  $14,604.00    46.04%     13.46%
    4      12/31/96 - 12/31/00    $15,649.00    56.49%      11.85%       4    12/31/96 - 12/31/00  $17,941.00    79.41%     15.73%
    5      12/31/95 - 12/31/00    $18,701.00    87.01%      13.34%       5    12/31/95 - 12/31/00  $21,108.00   111.08%     16.12%
                                                                        10    12/31/90 - 12/31/00  $44,125.00   341.25%     16.00%

  Life     01/03/95 - 12/31/00    $24,660.00   146.60%      16.26%     Life   12/11/89 - 12/31/00  $44,716.00   347.16%     14.51%



         MFS / Sun Life Capital Appreciation Series                            MFS / Sun Life Emerging Growth Series
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,730.00   -12.70%     -12.70%       1    12/31/99 - 12/31/00   $7,974.00   -20.26%    -20.26%
    2      12/31/98 - 12/31/00    $11,411.00    14.11%       6.82%       2    12/31/98 - 12/31/00  $13,816.00    38.16%     17.54%
    3      12/31/97 - 12/31/00    $14,473.00    44.73%      13.11%       3    12/31/97 - 12/31/00  $18,229.00    82.29%     22.16%
    4      12/31/96 - 12/31/00    $17,563.00    75.63%      15.12%       4    12/31/96 - 12/31/00  $21,905.00   119.05%     21.66%
    5      12/31/95 - 12/31/00    $21,024.00   110.24%      16.02%       5    12/31/95 - 12/31/00  $25,285.00   152.85%     20.39%
   10      12/31/90 - 12/31/00    $47,886.00   378.86%      16.96%

  Life     06/12/85 - 12/31/00    $83,665.00   736.65%      14.63%     Life   05/01/95 - 12/31/00  $31,753.00   217.53%     22.61%

         MFS / Sun Life Government Securities Series                           MFS / Sun Life High Yield Series
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $11,051.00    10.51%      10.51%       1    12/31/99 - 12/31/00  $9,188.00     -8.12%     -8.12%
    2      12/31/98 - 12/31/00    $10,681.00    6.81%       3.35%        2    12/31/98 - 12/31/00  $9,681.00     -3.19%     -1.61%
    3      12/31/97 - 12/31/00    $11,442.00    14.42%      4.59%        3    12/31/97 - 12/31/00  $9,596.00     -4.04%     -1.37%
    4      12/31/96 - 12/31/00    $12,260.00    22.60%      5.23%        4    12/31/96 - 12/31/00  $10,709.00    7.09%       1.73%
    5      12/31/95 - 12/31/00    $12,279.00    22.79%      4.19%        5    12/31/95 - 12/31/00  $11,831.00    18.31%      3.42%
   10      12/31/90 - 12/31/00    $17,664.00    76.64%      5.85%       10    12/31/90 - 12/31/00  $25,123.00   151.23%      9.65%

  Life     06/12/85 - 12/31/00    $27,023.00   170.23%      6.60%      Life   06/12/85 - 12/31/00  $27,201.00   172.01%      6.65%


         MFS / Sun Life Massachusetts Investors Growth Stock Series              MFS / Sun Life Massachusetts Investors Trust Series
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $9,252.00    -7.48%      -7.48%       1    12/31/99 - 12/31/00   $9,866.00    -1.34%     -1.34%
    2      12/31/98 - 12/31/00    $12,379.00    23.79%      11.26%       2    12/31/98 - 12/31/00  $10,420.00     4.20%      2.08%
                                                                         3    12/31/97 - 12/31/00  $12,718.00    27.18%      8.34%
                                                                         4    12/31/96 - 12/31/00  $16,537.00    65.37%     13.40%
                                                                         5    12/31/95 - 12/31/00  $20,436.00   104.36%     15.37%
                                                                        10    12/31/90 - 12/31/00  $40,480.00   304.80%     15.01%

  Life     05/06/98 - 12/31/00    $14,800.00    48.00%      15.91%     Life   11/14/86 - 12/31/00  $52,649.00   426.49%     12.48%

         MFS / Sun Life New Discovery Series                                   MFS / Sun Life Total Return Series
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $9,894.00    -1.06%      -1.06%       1    12/31/99 - 12/31/00  $11,511.00    15.11%     15.11%
    2      12/31/98 - 12/31/00    $15,619.00    56.19%      24.98%       2    12/31/98 - 12/31/00  $11,664.00    16.64%      8.00%
                                                                         3    12/31/97 - 12/31/00  $12,840.00    28.40%      8.69%
                                                                         4    12/31/96 - 12/31/00  $15,436.00    54.36%     11.46%
                                                                         5    12/31/95 - 12/31/00  $17,355.00    73.55%     11.66%
                                                                        10    12/31/90 - 12/31/00  $29,928.00   199.28%     11.59%

  Life     05/06/98 - 12/31/00    $16,430.00    64.30%      20.57%     Life   05/11/88 - 12/31/00  $36,745.00   267.45%     10.84%



         MFS / Sun Life Utilities Series                                       Sun Capital Value Equity Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $10,544.00     5.44%       5.44%
    2      12/31/98 - 12/31/00    $13,643.00    36.43%      16.80%
    3      12/31/97 - 12/31/00    $15,804.00    58.04%      16.48%
    4      12/31/96 - 12/31/00    $20,670.00   106.70%      19.90%
    5      12/31/95 - 12/31/00    $24,517.00   145.17%      19.64%

  Life     11/16/93 - 12/31/00    $29,965.00   199.65%      16.66%     Life   07/17/00 - 12/31/00  $11,261.00    12.61%     12.61%

         Sun Capital Value Managed Portfolio                                   Sun Capital Value Mid Cap Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
  Life     07/17/00 - 12/31/00    $11,307.00    13.07%      13.07%     Life   07/17/00 - 12/31/00  $10,271.00    2.71%       2.71%


         Sun Capital Value Small Cap Portfolio                                 Sun Capital Investment Grade Bond Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
                                                                         1    12/31/99 - 12/31/00  $10,831.00    8.31%       8.31%
                                                                         2    12/31/98 - 12/31/00  $10,612.00    6.12%       3.01%

  Life     07/17/00 - 12/31/00    $12,109.00    21.09%      21.09%     Life   12/07/98 - 12/31/00  $10,605.00    6.05%       2.88%


         Sun Capital Money Market Fund                                      Sun Capital Real Estate Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $10,435.00    4.35%       4.35%        1    12/31/99 - 12/31/00  $12,932.00    29.32%     29.32%
    2      12/31/98 - 12/31/00    $10,761.00    7.61%       3.74%        2    12/31/98 - 12/31/00  $12,247.00    22.47%     10.67%

  Life     12/07/98 - 12/31/00    $10,782.00    7.82%       3.71%      Life   12/07/98 - 12/31/00  $12,151.00    21.51%      9.89%



         Sun Capital Blue Chip Mid Cap Fund                                 Sun Capital Foundation Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $12,315.00    23.15%      23.15%       1    12/31/99 - 12/31/00   $9,267.00    -7.33%     -7.33%

  Life     09/01/99 - 12/31/00    $15,578.00    55.78%      39.50%     Life   09/01/99 - 12/31/00  $10,342.00     3.42%      2.56%


         Sun Capital Select Equity Fund                                     Sun Capital Davis Venture Value Fund
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00     $8,903.00   -10.97%     -10.97%

  Life     09/01/99 - 12/31/00    $11,202.00    12.02%       8.90%     Life   07/17/00 - 12/31/00  $9,791.00     -2.09%     -2.09%


         Sun Capital Davis Financial Fund                                   OCC Accumulation Trust Equity Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
                                                                         1    12/31/99 - 12/31/00  $10,833.00     8.33%      8.33%
                                                                         2    12/31/98 - 12/31/00  $10,947.00     9.47%      4.63%
                                                                         3    12/31/97 - 12/31/00  $12,067.00    20.67%      6.46%
                                                                         4    12/31/96 - 12/31/00  $15,059.00    50.59%     10.78%
                                                                         5    12/31/95 - 12/31/00  $18,306.00    83.06%     12.85%
                                                                        10    12/31/90 - 12/31/00  $40,930.00   309.30%     15.13%

  Life     07/17/00 - 12/31/00    $11,263.00    12.63%      12.63%     Life   08/01/88 - 12/31/00  $48,293.00   382.93%     13.52%

         OCC Accumulation Trust Small Cap Portfolio                            OCC Accumulation Trust Managed Portfolio
 Number                                       Cumulative   Compound   Number                                  Cumulative  Compound
of Years         Periods            Amount   Growth Rate Growth Rate of Years      Periods          Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $14,209.00    42.09%      42.09%       1    12/31/99 - 12/31/00  $10,816.00     8.16%      8.16%
    2      12/31/98 - 12/31/00    $13,747.00    37.47%      17.25%       2    12/31/98 - 12/31/00  $11,191.00    11.91%      5.79%
    3      12/31/97 - 12/31/00    $12,324.00    23.24%       7.21%       3    12/31/97 - 12/31/00  $11,815.00    18.15%      5.72%
    4      12/31/96 - 12/31/00    $14,847.00    48.47%      10.38%       4    12/31/96 - 12/31/00  $14,239.00    42.39%      9.24%
    5      12/31/95 - 12/31/00    $17,369.00    73.69%      11.67%       5    12/31/95 - 12/31/00  $17,227.00    72.27%     11.49%
   10      12/31/90 - 12/31/00    $39,612.00   296.12%      14.76%      10    12/31/90 - 12/31/00  $45,694.00   356.94%     16.41%

  Life     08/01/88 - 12/31/00    $41,614.00   316.14%      12.17%     Life   08/01/88 - 12/31/00  $58,826.00   488.26%     15.34%


         OCC Accumulation Trust Mid Cap Portfolio
 Number                                       Cumulative   Compound
of Years         Periods            Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00    $12,406.00    24.06%      24.06%
    2      12/31/98 - 12/31/00    $14,872.00    48.72%      21.95%

  Life     02/09/98 - 12/31/00    $14,442.00    44.42%      13.56%

* For periods of less than one year, the growth rates listed are not annualized.

                    NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000

1.60% M&E
----------

                     AIM V.I. Capital Appreciation Fund                                AIM V.I. Growth Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,767.00    -12.33%      -12.33%       1    12/31/99 - 12/31/00   $7,824.00   -21.76%     -21.76%
    2   12/31/98 - 12/31/00    $12,476.00     24.76%       11.70%       2    12/31/98 - 12/31/00  $10,412.00     4.12%       2.04%
    3   12/31/97 - 12/31/00    $14,649.00     46.49%       13.57%       3    12/31/97 - 12/31/00  $13,743.00    37.43%      11.18%
    4   12/31/96 - 12/31/00    $16,356.00     63.56%       13.09%       4    12/31/96 - 12/31/00  $17,150.00    71.50%      14.44%
    5   12/31/95 - 12/31/00    $18,928.00     89.28%       13.61%       5    12/31/95 - 12/31/00  $19,937.00    99.37%      14.80%

  Life  05/05/93 - 12/31/00    $30,131.00    201.31%       15.49%     Life   05/05/93 - 12/31/00  $27,776.00   177.76%      14.27%


            AIM V.I. Growth and Income Fund                                    AIM V.I. International Equity Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,408.00    -15.92%      -15.92%       1    12/31/99 - 12/31/00   $7,242.00   -27.58%     -27.58%
    2   12/31/98 - 12/31/00    $11,105.00     11.05%        5.38%       2    12/31/98 - 12/31/00  $11,053.00    10.53%       5.13%
    3   12/31/97 - 12/31/00    $13,956.00     39.56%       11.75%       3    12/31/97 - 12/31/00  $12,560.00    25.60%       7.89%
    4   12/31/96 - 12/31/00    $17,258.00     72.58%       14.62%       4    12/31/96 - 12/31/00  $13,215.00    32.15%       7.22%
    5   12/31/95 - 12/31/00    $20,370.00    103.70%       15.29%       5    12/31/95 - 12/31/00  $15,610.00    56.10%       9.32%

  Life  05/02/94 - 12/31/00    $26,549.00    165.49%       15.78%     Life   05/05/93 - 12/31/00  $20,513.00   105.13%       9.84%

                Alger American Growth Portfolio                           Alger American Income and Growth Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,386.00    -16.14%      -16.14%       1    12/31/99 - 12/31/00   $9,716.00    -2.84%     -2.84%
    2   12/31/98 - 12/31/00    $11,037.00     10.37%        5.06%       2    12/31/98 - 12/31/00  $13,619.00    36.19%     16.70%
    3   12/31/97 - 12/31/00    $16,082.00     60.82%       17.16%       3    12/31/97 - 12/31/00  $17,742.00    77.42%     21.06%
    4   12/31/96 - 12/31/00    $19,899.00     98.99%       18.77%       4    12/31/96 - 12/31/00  $23,794.00   137.94%     24.20%
    5   12/31/95 - 12/31/00    $22,192.00    121.92%       17.28%       5    12/31/95 - 12/31/00  $28,017.00   180.17%     22.88%
   10   12/31/90 - 12/31/00    $54,726.00    447.26%       18.53%      10    12/31/90 - 12/31/00  $47,435.00   374.35%     16.84%

  Life  01/09/89 - 12/31/00    $68,508.00    585.08%       17.43%     Life   11/15/88 - 12/31/00  $49,836.00   398.36%     14.16%


          Alger American Small Capitalization Portfolio                 Goldman Sachs VIT CORE-sm Large Cap Growth Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $7,164.00    -28.36%     -28.36%       1     12/31/99 - 12/31/00   $7,628.00   -23.72%     -23.72%
    2   12/31/98 - 12/31/00    $10,110.00      1.10%       0.55%       2     12/31/98 - 12/31/00  $10,165.00     1.65%       0.82%
    3   12/31/97 - 12/31/00    $11,494.00     14.94%       4.75%
    4   12/31/96 - 12/31/00    $12,598.00     25.98%       5.94%
    5   12/31/95 - 12/31/00    $12,913.00     29.13%       5.25%
   10   12/31/90 - 12/31/00    $30,381.00    203.81%      11.75%

  Life  09/21/88 - 12/31/00    $50,613.00    406.13%      14.12%     Life   02/13/98 - 12/31/00  $11,713.00    17.13%      5.64%


              Goldman Sachs VIT CORE-sm Small Cap Equity Fund           Goldman Sachs VIT CORE-sm U.S. Equity Fund
  Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00    $10,013.00     0.13%        0.13%        1    12/31/99 - 12/31/00   $8,894.00    -11.06%    -11.06%
    2   12/31/98 - 12/31/00    $11,581.00    15.81%        7.62%        2    12/31/98 - 12/31/00  $10,879.00      8.79%      4.30%

  Life  02/13/98 - 12/31/00    $10,345.00     3.45%        1.18%      Life   02/13/98 - 12/31/00  $12,292.00      22.92%     7.43%


                Goldman Sachs VIT Growth and Income Fund                    Goldman Sachs VIT International Equity Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $9,379.00     -6.21%       -6.21%       1    12/31/99 - 12/31/00   $8,543.00   -14.57%     -14.57%
    2   12/31/98 - 12/31/00     $9,729.00     -2.71%       -1.36%       2    12/31/98 - 12/31/00  $11,084.00    10.84%       5.28%

  Life  01/12/98 - 12/31/00    $10,102.00      1.02%        0.34%     Life   01/12/98 - 12/31/00  $13,103.00    31.03%       9.54%


               J.P. Morgan International Opportunities Portfolio              J.P. Morgan Small Company Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,282.00    -17.18%     -17.18%        1    12/31/99 - 12/31/00   $8,726.00   -12.74%    -12.74%
    2   12/31/98 - 12/31/00    $11,137.00     11.37%       5.53%        2    12/31/98 - 12/31/00  $12,399.00    23.99%     11.35%
    3   12/31/97 - 12/31/00    $11,478.00     14.78%       4.70%        3    12/31/97 - 12/31/00  $11,528.00    15.28%      4.85%
    4   12/31/96 - 12/31/00    $11,908.00     19.08%       4.46%        4    12/31/96 - 12/31/00  $13,896.00    38.96%      8.57%
    5   12/31/95 - 12/31/00    $13,257.00     32.57%       5.80%        5    12/31/95 - 12/31/00  $16,651.00    66.51%     10.74%

  Life  01/03/95 - 12/31/00    $14,662.00     46.62%       6.60%      Life   01/03/95 - 12/31/00  $21,777.00   117.77%     13.87%

                J.P. Morgan U.S. Disciplined Equity Portfolio                 Lord Abbett Growth and Income Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,760.00    -12.40%      -12.40%       1    12/31/99 - 12/31/00  $11,393.00    13.93%     13.93%
    2   12/31/98 - 12/31/00    $10,218.00      2.18%        1.08%       2    12/31/98 - 12/31/00  $13,087.00    30.87%     14.40%
    3   12/31/97 - 12/31/00    $12,397.00     23.97%        7.43%       3    12/31/97 - 12/31/00  $14,538.00    45.38%     13.28%
    4   12/31/96 - 12/31/00    $15,554.00     55.54%       11.68%       4    12/31/96 - 12/31/00  $17,833.00    78.33%     15.56%
    5   12/31/95 - 12/31/00    $18,559.00     85.59%       13.16%       5    12/31/95 - 12/31/00  $20,948.00   109.48%     15.94%
                                                                       10    12/31/90 - 12/31/00  $43,459.00   334.59%     15.83%

  Life  01/03/95 - 12/31/00    $24,436.00    144.36%       16.08%     Life   12/11/89 - 12/31/00  $43,970.00   339.70%     14.33%



           MFS / Sun Life Capital Appreciation Series                              MFS / Sun Life Emerging Growth Series
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,717.00    -12.83%      -12.83%       1    12/31/99 - 12/31/00   $7,962.00   -20.38%    -20.38%
    2   12/31/98 - 12/31/00    $11,377.00     13.77%        6.66%       2    12/31/98 - 12/31/00  $13,774.00    37.74%     17.36%
    3   12/31/97 - 12/31/00    $14,408.00     44.08%       12.95%       3    12/31/97 - 12/31/00  $18,147.00    81.47%     21.97%
    4   12/31/96 - 12/31/00    $17,457.00     74.57%       14.95%       4    12/31/96 - 12/31/00  $21,773.00   117.73%     21.47%
    5   12/31/95 - 12/31/00    $20,865.00    108.65%       15.85%       5    12/31/95 - 12/31/00  $25,095.00   150.95%     20.20%
   10   12/31/90 - 12/31/00    $47,166.00    371.66%       16.78%

  Life  06/12/85 - 12/31/00    $81,716.00    717.16%       14.46%     Life   05/01/95 - 12/31/00  $31,482.00   214.82%     22.42%

            MFS / Sun Life Government Securities Series                             MFS / Sun Life High Yield Series
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00    $11,035.00     10.35%       10.35%       1    12/31/99 - 12/31/00   $9,174.00    -8.26%     -8.26%
    2   12/31/98 - 12/31/00    $10,649.00      6.49%       3.19%        2    12/31/98 - 12/31/00   $9,651.00    -3.49%     -1.76%
    3   12/31/97 - 12/31/00    $11,390.00     13.90%       4.43%        3    12/31/97 - 12/31/00   $9,552.00    -4.48%     -1.52%
    4   12/31/96 - 12/31/00    $12,186.00     21.86%       5.07%        4    12/31/96 - 12/31/00  $10,644.00     6.44%      1.57%
    5   12/31/95 - 12/31/00    $12,186.00     21.86%       4.03%        5    12/31/95 - 12/31/00  $11,742.00    17.42%      3.26%
   10   12/31/90 - 12/31/00    $17,398.00     73.98%       5.69%       10    12/31/90 - 12/31/00  $24,744.00   147.44%      9.48%

  Life  06/12/85 - 12/31/00    $26,393.00    163.93%       6.44%      Life   06/12/85 - 12/31/00  $26,567.00   165.67%      6.48%

          MFS / Sun Life Massachusetts Investors Growth Stock Series          MFS / Sun Life Massachusetts Investors Trust Series
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $9,238.00     -7.62%       -7.62%       1    12/31/99 - 12/31/00   $9,851.00    -1.49%     -1.49%
    2   12/31/98 - 12/31/00    $12,342.00     23.42%       11.09%       2    12/31/98 - 12/31/00  $10,388.00     3.88%      1.92%
                                                                        3    12/31/97 - 12/31/00  $12,660.00    26.60%      8.18%
                                                                        4    12/31/96 - 12/31/00  $16,437.00    64.37%     13.23%
                                                                        5    12/31/95 - 12/31/00  $20,281.00   102.81%     15.19%
                                                                       10    12/31/90 - 12/31/00  $39,870.00   298.70%     14.83%

  Life  05/06/98 - 12/31/00    $14,741.00     47.41%       15.74%     Life   11/14/86 - 12/31/00  $51,532.00   415.32%     12.30%

         MFS / Sun Life New Discovery Series                                        MFS / Sun Life Total Return Series
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $9,879.00    -1.21%       -1.21%       1     2/31/99 - 12/31/00  $11,494.00    14.94%     14.94%
    2   12/31/98 - 12/31/00    $15,573.00    55.73%       24.79%       2     2/31/98 - 12/31/00  $11,628.00    16.28%      7.83%
                                                                       3     2/31/97 - 12/31/00  $12,782.00    27.82%      8.53%
                                                                       4     2/31/96 - 12/31/00  $15,342.00    53.42%     11.29%
                                                                       5     2/31/95 - 12/31/00  $17,224.00    72.24%     11.49%
                                                                      10     2/31/90 - 12/31/00  $29,476.00   194.76%     11.42%

  Life  05/06/98 - 12/31/00    $16,364.00    63.64%       20.38%     Life    5/11/88 - 12/31/00  $36,046.00   260.46%     10.68%


          MFS / Sun Life Utilities Series                                      Sun Capital Value Equity Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00    $10,528.00     5.28%        5.28%
    2   12/31/98 - 12/31/00    $13,602.00    36.02%       16.63%
    3   12/31/97 - 12/31/00    $15,732.00    57.32%       16.30%
    4   12/31/96 - 12/31/00    $20,545.00   105.45%       19.72%
    5   12/31/95 - 12/31/00    $24,332.00   143.32%       19.46%

  Life  11/16/93 - 12/31/00    $29,643.00   196.43%       16.48%     Life    7/17/00 - 12/31/00  $11,253.00    12.53%     12.53%

          Sun Capital Value Managed Portfolio                                  Sun Capital Value Mid Cap Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate

  Life  07/17/00 - 12/31/00    $11,299.00    12.99%       12.99%     Life    7/17/00 - 12/31/00  $10,264.00    2.64%       2.64%


          Sun Capital Value Small Cap Portfolio                                   Sun Capital Investment Grade Bond Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
                                                                        1    12/31/99 - 12/31/00  $10,815.00    8.15%       8.15%
                                                                        2    12/31/98 - 12/31/00  $10,579.00    5.79%       2.85%

  Life  07/17/00 - 12/31/00    $12,101.00     21.01%       21.01%     Life   12/07/98 - 12/31/00  $10,572.00    5.72%       2.73%


         Sun Capital Money Market Fund                                         Sun Capital Real Estate Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00    $10,419.00     4.19%        4.19%        1    12/31/99 - 12/31/00  $12,912.00    29.12%     29.12%
    2   12/31/98 - 12/31/00    $10,728.00     7.28%        3.58%        2    12/31/98 - 12/31/00  $12,210.00    22.10%     10.50%

  Life  12/07/98 - 12/31/00    $10,749.00     7.49%        3.56%      Life   12/07/98 - 12/31/00  $12,113.00    21.13%      9.72%



          Sun Capital Blue Chip Mid Cap Fund                                    Sun Capital Foundation Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00    $12,297.00     22.97%       22.97%       1    12/31/99 - 12/31/00  $9,253.00     -7.47%     -7.47%

  Life  09/01/99 - 12/31/00    $15,547.00     55.47%       39.29%     Life   09/01/99 - 12/31/00  $10,321.00    3.21%       2.40%

         Sun Capital Select Equity Fund                                        Sun Capital Davis Venture Value Fund
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00     $8,889.00    -11.11%      -11.11%

  Life  09/01/99 - 12/31/00    $11,180.00     11.80%        8.74%      Life   07/17/00 - 12/31/00  $9,784.00     -2.16%     -2.16%


          Sun Capital Davis Financial Fund                                        OCC Accumulation Trust Equity Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
                                                                        1    12/31/99 - 12/31/00  $10,816.00     8.16%      8.16%
                                                                        2    12/31/98 - 12/31/00  $10,914.00     9.14%      4.47%
                                                                        3    12/31/97 - 12/31/00  $12,012.00    20.12%      6.30%
                                                                        4    12/31/96 - 12/31/00  $14,968.00    49.68%     10.61%
                                                                        5    12/31/95 - 12/31/00  $18,167.00    81.67%     12.68%
                                                                       10    12/31/90 - 12/31/00  $40,311.00   303.11%     14.96%

  Life  07/17/00 - 12/31/00    $11,255.00     12.55%       12.55%     Life   08/01/88 - 12/31/00  $47,389.00   373.89%     13.35%

         OCC Accumulation Trust Small Cap Portfolio                              OCC Accumulation Trust Managed Portfolio
 Number                                     Cumulative    Compound   Number                                   Cumulative  Compound
of Years      Periods            Amount    Growth Rate  Growth Rate of Years        Periods         Amount   Growth Rate Growth Rate
    1   12/31/99 - 12/31/00    $14,188.00     41.88%       41.88%       1    12/31/99 - 12/31/00  $10,799.00     7.99%      7.99%
    2   12/31/98 - 12/31/00    $13,705.00     37.05%       17.07%       2    12/31/98 - 12/31/00  $11,157.00    11.57%      5.63%
    3   12/31/97 - 12/31/00    $12,268.00     22.68%        7.05%       3    12/31/97 - 12/31/00  $11,761.00    17.61%      5.56%
    4   12/31/96 - 12/31/00    $14,757.00     47.57%       10.22%       4    12/31/96 - 12/31/00  $14,153.00    41.53%      9.07%
    5   12/31/95 - 12/31/00    $17,238.00     72.38%       11.51%       5    12/31/95 - 12/31/00  $17,096.00    70.96%     11.32%
   10   12/31/90 - 12/31/00    $39,014.00    290.14%       14.58%      10    12/31/90 - 12/31/00  $45,004.00   350.04%     16.23%

  Life  08/01/88 - 12/31/00    $40,835.00    308.35%       12.00%     Life   08/01/88 - 12/31/00  $57,725.00   477.25%     15.16%



        OCC Accumulation Trust Mid Cap Portfolio
 Number                                     Cumulative    Compound
of Years      Periods            Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00    $12,388.00     23.88%       23.88%
    2   12/31/98 - 12/31/00    $14,827.00     48.27%       21.77%

  Life  02/09/98 - 12/31/00    $14,379.00     43.79%       13.39%

* For periods of less than one year, the growth rates listed are not annualized.

                                        NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                           ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                            on December 31, 2000

1.70% M&E
---------

         AIM V.I. Capital Appreciation Fund                                  AIM V.I. Growth Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,758.00   -12.42%     -12.42%       1       12/31/99 - 12/31/00  $7,816.00  -21.84%    -21.84%
    2      12/31/98 - 12/31/00 $12,451.00    24.51%      11.58%       2       12/31/98 - 12/31/00 $10,391.00    3.91%      1.94%
    3      12/31/97 - 12/31/00 $14,605.00    46.05%      13.46%       3       12/31/97 - 12/31/00 $13,701.00   37.01%     11.07%
    4      12/31/96 - 12/31/00 $16,290.00    62.90%      12.97%       4       12/31/96 - 12/31/00 $17,081.00   70.81%     14.32%
    5      12/31/95 - 12/31/00 $18,832.00    88.32%      13.50%       5       12/31/95 - 12/31/00 $19,836.00   98.36%     14.68%

  Life     05/05/93 - 12/31/00 $29,899.00   198.99%      15.38%     Life      05/05/93 - 12/31/00 $27,561.00  175.61%     14.16%


         AIM V.I. Growth and Income Fund                                     AIM V.I. International Equity Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,399.00   -16.01%     -16.01%       1       12/31/99 - 12/31/00  $7,235.00  -27.65%    -27.65%
    2      12/31/98 - 12/31/00 $11,083.00    10.83%       5.28%       2       12/31/98 - 12/31/00 $11,031.00   10.31%      5.03%
    3      12/31/97 - 12/31/00 $13,914.00    39.14%      11.64%       3       12/31/97 - 12/31/00 $12,522.00   25.22%      7.78%
    4      12/31/96 - 12/31/00 $17,189.00    71.89%      14.50%       4       12/31/96 - 12/31/00 $13,162.00   31.62%      7.11%
    5      12/31/95 - 12/31/00 $20,268.00   102.68%      15.18%       5       12/31/95 - 12/31/00 $15,532.00   55.32%      9.21%

  Life     05/02/94 - 12/31/00 $26,370.00   163.70%      15.66%     Life      05/05/93 - 12/31/00 $20,354.00  103.54%      9.73%

         Alger American Growth Portfolio                                  Alger American Income and Growth Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,378.00   -16.22%     -16.22%       1       12/31/99 - 12/31/00  $9,706.00   -2.94%     -2.94%
    2      12/31/98 - 12/31/00 $11,015.00    10.15%       4.95%       2       12/31/98 - 12/31/00 $13,592.00   35.92%     16.58%
    3      12/31/97 - 12/31/00 $16,033.00    60.33%      17.04%       3       12/31/97 - 12/31/00 $17,689.00   76.89%     20.94%
    4      12/31/96 - 12/31/00 $19,819.00    98.19%      18.65%       4       12/31/96 - 12/31/00 $23,698.00  136.98%     24.07%
    5      12/31/95 - 12/31/00 $22,080.00   120.80%      17.17%       5       12/31/95 - 12/31/00 $27,876.00  178.76%     22.76%
   10      12/31/90 - 12/31/00 $54,174.00   441.74%      18.41%      10       12/31/90 - 12/31/00 $46,957.00  369.57%     16.73%

  Life     01/09/89 - 12/31/00 $67,681.00   576.81%      17.31%     Life      11/15/88 - 12/31/00 $49,228.00  392.28%     14.05%


         Alger American Small Capitalization Portfolio                       Goldman Sachs VIT CORE-sm Large Cap Growth Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $7,156.00   -28.44%     -28.44%      1       12/31/99 - 12/31/00  $7,621.00   -23.79%    -23.79%
    2      12/31/98 - 12/31/00 $10,090.00     0.90%       0.45%      2       12/31/98 - 12/31/00 $10,145.00     1.45%      0.72%
    3      12/31/97 - 12/31/00 $11,459.00    14.59%       4.64%
    4      12/31/96 - 12/31/00 $12,547.00    25.47%       5.84%
    5      12/31/95 - 12/31/00 $12,848.00    28.48%       5.14%
   10      12/31/90 - 12/31/00 $30,075.00   200.75%      11.64%

  Life     09/21/88 - 12/31/00 $49,987.00   399.87%      14.01%     Life      02/13/98 - 12/31/00 $11,679.00   16.79%      5.54%


         Goldman Sachs VIT CORE-sm Small Cap Equity Fund                     Goldman Sachs VIT CORE-sm U.S. Equity Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $10,002.00     0.02%       0.02%        1       12/31/99 - 12/31/00  $8,885.00   -11.15%  -11.15%
    2      12/31/98 - 12/31/00 $11,558.00    15.58%       7.51%        2       12/31/98 - 12/31/00 $10,857.00     8.57%    4.20%

  Life     02/13/98 - 12/31/00 $10,315.00     3.15%       1.08%      Life      02/13/98 - 12/31/00 $12,257.00    22.57%    7.32%


         Goldman Sachs VIT Growth and Income Fund                            Goldman Sachs VIT International Equity Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $9,370.00    -6.30%      -6.30%       1       12/31/99 - 12/31/00  $8,534.00  -14.66%    -14.66%
    2      12/31/98 - 12/31/00  $9,709.00    -2.91%      -1.47%       2       12/31/98 - 12/31/00 $11,062.00   10.62%      5.18%

  Life     01/12/98 - 12/31/00 $10,072.00    0.72%       0.24%      Life      01/12/98 - 12/31/00 $13,063.00   30.63%      9.42%


         J.P. Morgan International Opportunities Portfolio                      J.P. Morgan Small Company Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,274.00   -17.26%     -17.26%       1       12/31/99 - 12/31/00  $8,717.00  -12.83%    -12.83%
    2      12/31/98 - 12/31/00 $11,115.00    11.15%       5.43%       2       12/31/98 - 12/31/00 $12,374.00   23.74%     11.24%
    3      12/31/97 - 12/31/00 $11,443.00    14.43%       4.60%       3       12/31/97 - 12/31/00 $11,493.00   14.93%      4.75%
    4      12/31/96 - 12/31/00 $11,860.00    18.60%       4.36%       4       12/31/96 - 12/31/00 $13,840.00   38.40%      8.46%
    5      12/31/95 - 12/31/00 $13,190.00    31.90%       5.69%       5       12/31/95 - 12/31/00 $16,567.00   65.67%     10.62%

  Life     01/03/95 - 12/31/00 $14,573.00    45.73%       6.49%     Life      01/03/95 - 12/31/00 $21,645.00  116.45%     13.75%

         J.P. Morgan U.S. Disciplined Equity Portfolio                    Lord Abbett Growth and Income Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,751.00   -12.49%     -12.49%       1       12/31/99 - 12/31/00 $11,382.00   13.82%     13.82%
    2      12/31/98 - 12/31/00 $10,198.00     1.98%       0.99%       2       12/31/98 - 12/31/00 $13,061.00   30.61%     14.28%
    3      12/31/97 - 12/31/00 $12,360.00    23.60%       7.32%       3       12/31/97 - 12/31/00 $14,494.00   44.94%     13.17%
    4      12/31/96 - 12/31/00 $15,491.00    54.91%      11.56%       4       12/31/96 - 12/31/00 $17,761.00   77.61%     15.44%
    5      12/31/95 - 12/31/00 $18,465.00    84.65%      13.05%       5       12/31/95 - 12/31/00 $20,842.00  108.42%     15.82%
                                                                     10       12/31/90 - 12/31/00 $43,021.00  330.21%     15.71%

  Life     01/03/95 - 12/31/00 $24,288.00   142.88%      15.96%     Life      12/11/89 - 12/31/00 $43,480.00  334.80%     14.22%



         MFS / Sun Life Capital Appreciation Series                          MFS / Sun Life Emerging Growth Series
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,708.00   -12.92%     -12.92%       1       12/31/99 - 12/31/00  $7,954.00  -20.46%    -20.46%
    2      12/31/98 - 12/31/00 $11,354.00    13.54%       6.56%       2       12/31/98 - 12/31/00 $13,747.00   37.47%     17.25%
    3      12/31/97 - 12/31/00 $14,364.00    43.64%      12.83%       3       12/31/97 - 12/31/00 $18,092.00   80.92%     21.85%
    4      12/31/96 - 12/31/00 $17,387.00    73.87%      14.83%       4       12/31/96 - 12/31/00 $21,685.00  116.85%     21.35%
    5      12/31/95 - 12/31/00 $20,760.00   107.60%      15.73%       5       12/31/95 - 12/31/00 $24,968.00  149.68%     20.08%
   10      12/31/90 - 12/31/00 $46,692.00   366.92%      16.66%

  Life     06/12/85 - 12/31/00 $80,442.00   704.42%      14.35%     Life      05/01/95 - 12/31/00 $31,302.00  213.02%     22.30%

         MFS / Sun Life Government Securities Series                            MFS / Sun Life High Yield Series
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $11,024.00    10.24%      10.24%       1       12/31/99 - 12/31/00 $ 9,164.00   -8.36%     -8.36%
    2      12/31/98 - 12/31/00 $10,628.00     6.28%       3.09%       2       12/31/98 - 12/31/00 $ 9,632.00   -3.68%     -1.86%
    3      12/31/97 - 12/31/00 $11,356.00    13.56%       4.33%       3       12/31/97 - 12/31/00 $ 9,523.00   -4.77%     -1.62%
    4      12/31/96 - 12/31/00 $12,136.00    21.36%       4.96%       4       12/31/96 - 12/31/00 $10,601.00    6.01%      1.47%
    5      12/31/95 - 12/31/00 $12,125.00    21.25%       3.93%       5       12/31/95 - 12/31/00 $11,682.00   16.82%      3.16%
   10      12/31/90 - 12/31/00 $17,222.00    72.22%       5.59%      10       12/31/90 - 12/31/00 $24,496.00  144.96%      9.37%

  Life     06/12/85 - 12/31/00 $25,980.00   159.80%       6.33%     Life      06/12/85 - 12/31/00 $26,152.00  161.52%      6.38%


         MFS / Sun Life Massachusetts Investors Growth Stock Series             MFS / Sun Life Massachusetts Investors Trust Series
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $9,229.00    -7.71%      -7.71%       1       12/31/99 - 12/31/00 $ 9,841.00   -1.59%     -1.59%
    2      12/31/98 - 12/31/00 $12,317.00    23.17%      10.98%       2       12/31/98 - 12/31/00 $10,367.00    3.67%      1.82%
                                                                      3       12/31/97 - 12/31/00 $12,622.00   26.22%      8.07%
                                                                      4       12/31/96 - 12/31/00 $16,370.00   63.70%     13.11%
                                                                      5       12/31/95 - 12/31/00 $20,179.00  101.79%     15.07%
                                                                     10       12/31/90 - 12/31/00 $39,469.00  294.69%     14.72%

  Life     05/06/98 - 12/31/00 $14,701.00    47.01%      15.62%     Life      11/14/86 - 12/31/00 $50,801.00  408.01%     12.19%

           MFS / Sun Life New Discovery Series                              MFS / Sun Life Total Return Series
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $9,868.00    -1.32%      -1.32%       1       12/31/99 - 12/31/00 $11,482.00   14.82%     14.82%
    2      12/31/98 - 12/31/00 $15,541.00    55.41%      24.66%       2       12/31/98 - 12/31/00 $11,605.00   16.05%      7.73%
                                                                      3       12/31/97 - 12/31/00 $12,743.00   27.43%      8.42%
                                                                      4       12/31/96 - 12/31/00 $15,280.00   52.80%     11.18%
                                                                      5       12/31/95 - 12/31/00 $17,136.00   71.36%     11.37%
                                                                     10       12/31/90 - 12/31/00 $29,180.00  191.80%     11.30%

  Life     05/06/98 - 12/31/00 $16,321.00    63.21%      20.26%     Life      05/11/88 - 12/31/00 $35,588.00  255.88%     10.56%


         MFS / Sun Life Utilities Series                                  Sun Capital Value Equity Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $10,517.00     5.17%       5.17%
    2      12/31/98 - 12/31/00 $13,574.00    35.74%      16.51%
    3      12/31/97 - 12/31/00 $15,685.00    56.85%      16.19%
    4      12/31/96 - 12/31/00 $20,463.00   104.63%      19.60%
    5      12/31/95 - 12/31/00 $24,209.00   142.09%      19.34%

  Life     11/16/93 - 12/31/00 $29,430.00   194.30%      16.36%     Life      07/17/00 - 12/31/00 $11,248.00   12.48%     12.48%

         Sun Capital Value Managed Portfolio                              Sun Capital Value Mid Cap Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
  Life     07/17/00 - 12/31/00 $11,294.00    12.94%      12.94%     Life      07/17/00 - 12/31/00 $10,260.00   2.60%       2.60%


         Sun Capital Value Small Cap Portfolio                               Sun Capital Investment Grade Bond Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
                                                                      1       12/31/99 - 12/31/00 $10,804.00   8.04%       8.04%
                                                                      2       12/31/98 - 12/31/00 $10,558.00   5.58%       2.75%

  Life     07/17/00 - 12/31/00 $12,095.00    20.95%      20.95%     Life      12/07/98 - 12/31/00 $10,550.00   5.50%       2.63%


         Sun Capital Money Market Fund                                    Sun Capital Real Estate Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $10,408.00     4.08%       4.08%       1       12/31/99 - 12/31/00 $12,899.00   28.99%     28.99%
    2      12/31/98 - 12/31/00 $10,707.00     7.07%       3.47%       2       12/31/98 - 12/31/00 $12,185.00   21.85%     10.39%

  Life     12/07/98 - 12/31/00 $10,726.00     7.26%       3.45%     Life      12/07/98 - 12/31/00 $12,088.00   20.88%      9.61%


         Sun Capital Blue Chip Mid Cap Fund                               Sun Capital Foundation Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $12,284.00    22.84%      22.84%       1       12/31/99 - 12/31/00 $9,244.00    -7.56%     -7.56%

  Life     09/01/99 - 12/31/00 $15,526.00    55.26%      39.15%     Life      09/01/99 - 12/31/00 $10,307.00   3.07%       2.30%


         Sun Capital Select Equity Fund                                   Sun Capital Davis Venture Value Fund
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00  $8,880.00   -11.20%     -11.20%

  Life     09/01/99 - 12/31/00 $11,165.00    11.65%      8.63%      Life      07/17/00 - 12/31/00 $9,780.00    -2.20%     -2.20%

         Sun Capital Davis Financial Fund                                 OCC Accumulation Trust Equity Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
                                                                      1       12/31/99 - 12/31/00 $10,805.00   8.05%       8.05%
                                                                      2       12/31/98 - 12/31/00 $10,891.00   8.91%       4.36%
                                                                      3       12/31/97 - 12/31/00 $11,976.00   19.76%      6.19%
                                                                      4       12/31/96 - 12/31/00 $14,908.00   49.08%     10.50%
                                                                      5       12/31/95 - 12/31/00 $18,076.00   80.76%     12.57%
                                                                     10       12/31/90 - 12/31/00 $39,905.00  299.05%     14.84%

  Life     07/17/00 - 12/31/00 $11,250.00    12.50%      12.50%     Life      08/01/88 - 12/31/00 $46,796.00  367.96%     13.23%

         OCC Accumulation Trust Small Cap Portfolio                       OCC Accumulation Trust Managed Portfolio
 Number                                    Cumulative   Compound   Number                                    Cumulative  Compound
of Years         Periods         Amount   Growth Rate Growth Rate of Years          Periods         Amount  Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $14,174.00    41.74%      41.74%       1       12/31/99 - 12/31/00 $10,788.00   7.88%       7.88%
    2      12/31/98 - 12/31/00 $13,677.00    36.77%      16.95%       2       12/31/98 - 12/31/00 $11,135.00   11.35%      5.52%
    3      12/31/97 - 12/31/00 $12,231.00    22.31%       6.94%       3       12/31/97 - 12/31/00 $11,725.00   17.25%      5.45%
    4      12/31/96 - 12/31/00 $14,698.00    46.98%      10.11%       4       12/31/96 - 12/31/00 $14,096.00   40.96%      8.96%
    5      12/31/95 - 12/31/00 $17,151.00    71.51%      11.39%       5       12/31/95 - 12/31/00 $17,009.00   70.09%     11.21%
   10      12/31/90 - 12/31/00 $38,621.00   286.21%      14.47%      10       12/31/90 - 12/31/00 $44,550.00  345.50%     16.11%

  Life     08/01/88 - 12/31/00 $40,324.00   303.24%      11.88%     Life      08/01/88 - 12/31/00 $57,003.00  470.03%     15.05%



         OCC Accumulation Trust Mid Cap Portfolio
 Number                                    Cumulative   Compound
of Years         Periods         Amount   Growth Rate Growth Rate
    1      12/31/99 - 12/31/00 $12,375.00    23.75%      23.75%
    2      12/31/98 - 12/31/00 $14,798.00    47.98%      21.65%

  Life     02/09/98 - 12/31/00 $14,337.00    43.37%      13.27%


* For periods of less than one year, the growth rates listed are not annualized.

                                        NON-STANDARDIZED INVESTMENT PERFORMANCE*

$10,000 invested in this Fund under a                                                          ...would have grown to this amount
Futurity Accolade Contract, this many years ago...                                                           on December 31, 2000

1.85% M&E
---------

          AIM V.I. Capital Appreciation Fund                                AIM V.I. Growth Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,745.00    -12.55%      -12.55%      1     12/31/99 - 12/31/00   $ 7,804.00    -21.96%     -21.96%
    2   12/31/98 - 12/31/00  $12,414.00     24.14%       11.42%      2     12/31/98 - 12/31/00   $10,360.00      3.60%       1.78%
    3   12/31/97 - 12/31/00  $14,538.00     45.38%       13.28%      3     12/31/97 - 12/31/00   $13,639.00     36.39%      10.90%
    4   12/31/96 - 12/31/00  $16,192.00     61.92%       12.80%      4     12/31/96 - 12/31/00   $16,977.00     69.77%      14.15%
    5   12/31/95 - 12/31/00  $18,689.00     86.89%       13.32%      5     12/31/95 - 12/31/00   $19,686.00     96.86%      14.51%

Life    05/05/93 - 12/31/00  $29,552.00    195.52%       15.20%      Life  05/05/93 - 12/31/00   $27,241.00    172.41%      13.98%


          AIM V.I. Growth and Income Fund                                   AIM V.I. International Equity Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,387.00    -16.13%      -16.13%      1     12/31/99 - 12/31/00    $7,223.00    -27.77%      -27.77%
    2   12/31/98 - 12/31/00  $11,049.00     10.49%        5.11%      2     12/31/98 - 12/31/00   $10,997.00      9.97%        4.87%
    3   12/31/97 - 12/31/00  $13,851.00     38.51%       11.47%      3     12/31/97 - 12/31/00   $12,465.00     24.65%        7.62%
    4   12/31/96 - 12/31/00  $17,084.00     70.84%       14.33%      4     12/31/96 - 12/31/00   $13,082.00     30.82%        6.95%
    5   12/31/95 - 12/31/00  $20,114.00    101.14%       15.00%      5     12/31/95 - 12/31/00   $15,414.00     54.14%        9.04%

Life    05/02/94 - 12/31/00  $26,104.00    161.04%       15.48%      Life  05/05/93 - 12/31/00   $20,118.00    101.18%        9.56%

          Alger American Growth Portfolio                                   Alger American Income and Growth Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,365.00    -16.35%      -16.35%      1     12/31/99 - 12/31/00    $9,691.00     -3.09%       -3.09%
    2   12/31/98 - 12/31/00  $10,982.00      9.82%        4.80%      2     12/31/98 - 12/31/00   $13,551.00     35.51%       16.41%
    3   12/31/97 - 12/31/00  $15,961.00     59.61%       16.87%      3     12/31/97 - 12/31/00   $17,609.00     76.09%       20.76%
    4   12/31/96 - 12/31/00  $19,699.00     96.99%       18.47%      4     12/31/96 - 12/31/00   $23,555.00    135.55%       23.89%
    5   12/31/95 - 12/31/00  $21,912.00    119.12%       16.99%      5     12/31/95 - 12/31/00   $27,665.00    176.65%       22.57%
   10   12/31/90 - 12/31/00  $53,353.00    433.53%       18.23%     10     12/31/90 - 12/31/00   $46,246.00    362.46%       16.55%

 Life   01/09/89 - 12/31/00  $66,455.00    564.55%       17.13%   Life     11/15/88 - 12/31/00   $48,325.00    383.25%       13.87%


          Alger American Small Capitalization Portfolio                     Goldman Sachs VIT CORE-sm Large Cap Growth Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $7,145.00    -28.55%      -28.55%      1     12/31/99 - 12/31/00    $7,609.00    -23.91%      -23.91%
    2   12/31/98 - 12/31/00  $10,059.00      0.59%        0.29%      2     12/31/98 - 12/31/00   $10,114.00      1.14%        0.57%
    3   12/31/97 - 12/31/00  $11,407.00     14.07%        4.49%
    4   12/31/96 - 12/31/00  $12,471.00     24.71%        5.68%
    5   12/31/95 - 12/31/00  $12,750.00     27.50%        4.98%
   10   12/31/90 - 12/31/00  $29,618.00    196.18%       11.47%

 Life   09/21/88 - 12/31/00  $49,058.00    390.58%       13.83%   Life     02/13/98 - 12/31/00   $11,628.00     16.28%        5.38%



          Goldman Sachs VIT CORE-sm Small Cap Equity Fund                   Goldman Sachs VIT CORE-sm U.S. Equity Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $9,987.00     -0.13%       -0.13%      1     12/31/99 - 12/31/00    $8,871.00    -11.29%      -11.29%
    2   12/31/98 - 12/31/00  $11,522.00     15.22%        7.34%      2     12/31/98 - 12/31/00   $10,824.00      8.24%        4.04%

 Life   02/13/98 - 12/31/00  $10,270.00      2.70%        0.93%   Life     02/13/98 - 12/31/00   $12,203.00     22.03%        7.16%

          Goldman Sachs VIT Growth and Income Fund                          Goldman Sachs VIT International Equity Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $9,355.00     -6.45%       -6.45%      1     12/31/99 - 12/31/00    $8,521.00    -14.79%      -14.79%
    2   12/31/98 - 12/31/00   $9,680.00     -3.20%       -1.61%      2     12/31/98 - 12/31/00   $11,028.00     10.28%        5.01%

 Life   01/12/98 - 12/31/00  $10,027.00      0.27%        0.09%   Life     01/12/98 - 12/31/00   $13,005.00     30.05%        9.26%

          J.P. Morgan International Opportunities Portfolio                 J.P. Morgan Small Company Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,261.00    -17.39%      -17.39%      1     12/31/99 - 12/31/00    $8,704.00    -12.96%      -12.96%
    2   12/31/98 - 12/31/00  $11,081.00     10.81%        5.27%      2     12/31/98 - 12/31/00   $12,337.00     23.37%       11.07%
    3   12/31/97 - 12/31/00  $11,391.00     13.91%        4.44%      3     12/31/97 - 12/31/00   $11,441.00     14.41%        4.59%
    4   12/31/96 - 12/31/00  $11,788.00     17.88%        4.20%      4     12/31/96 - 12/31/00   $13,756.00     37.56%        8.30%
    5   12/31/95 - 12/31/00  $13,090.00     30.90%        5.53%      5     12/31/95 - 12/31/00   $16,441.00     64.41%       10.46%

 Life   01/03/95 - 12/31/00  $14,440.00     44.40%        6.32%   Life     01/03/95 - 12/31/00   $21,448.00    114.48%       13.58%


          J.P. Morgan U.S. Disciplined Equity Portfolio                     Lord Abbett Growth and Income Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,738.00    -12.62%      -12.62%      1     12/31/99 - 12/31/00   $11,364.00     13.64%       13.64%
    2   12/31/98 - 12/31/00  $10,167.00      1.67%        0.83%      2     12/31/98 - 12/31/00   $13,021.00     30.21%       14.11%
    3   12/31/97 - 12/31/00  $12,303.00     23.03%        7.15%      3     12/31/97 - 12/31/00   $14,427.00     44.27%       12.99%
    4   12/31/96 - 12/31/00  $15,397.00     53.97%       11.39%      4     12/31/96 - 12/31/00   $17,653.00     76.53%       15.27%
    5   12/31/95 - 12/31/00  $18,324.00     83.24%       12.88%      5     12/31/95 - 12/31/00   $20,683.00    106.83%       15.64%
                                                                    10     12/31/90 - 12/31/00   $42,369.00    323.69%       15.53%

 Life   01/03/95 - 12/31/00  $24,067.00    140.67%       15.79%   Life     12/11/89 - 12/31/00   $42,752.00    327.52%       14.04%


          MFS / Sun Life Capital Appreciation Series                        MFS / Sun Life Emerging Growth Series

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,695.00    -13.05%      -13.05%      1     12/31/99 - 12/31/00    $7,942.00    -20.58%      -20.58%
    2   12/31/98 - 12/31/00  $11,320.00     13.20%        6.40%      2     12/31/98 - 12/31/00   $13,706.00     37.06%       17.07%
    3   12/31/97 - 12/31/00  $14,299.00     42.99%       12.66%      3     12/31/97 - 12/31/00   $18,011.00     80.11%       21.67%
    4   12/31/96 - 12/31/00  $17,281.00     72.81%       14.65%      4     12/31/96 - 12/31/00   $21,554.00    115.54%       21.17%
    5   12/31/95 - 12/31/00  $20,602.00    106.02%       15.55%      5     12/31/95 - 12/31/00   $24,779.00    147.79%       19.90%
   10   12/31/90 - 12/31/00  $45,986.00    359.86%       16.48%

 Life   06/12/85 - 12/31/00  $78,559.00    685.59%       14.17%   Life     05/01/95 - 12/31/00   $31,034.00    210.34%       22.11%


          MFS / Sun Life Government Securities Series                       MFS / Sun Life High Yield Series

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00  $11,007.00     10.07%       10.07%      1     12/31/99 - 12/31/00    $9,150.00     -8.50%       -8.50%
    2   12/31/98 - 12/31/00  $10,595.00      5.95%        2.93%      2     12/31/98 - 12/31/00    $9,603.00     -3.97%       -2.01%
    3   12/31/97 - 12/31/00  $11,304.00     13.04%        4.17%      3     12/31/97 - 12/31/00    $9,480.00     -5.20%       -1.76%
    4   12/31/96 - 12/31/00  $12,062.00     20.62%        4.80%      4     12/31/96 - 12/31/00   $10,536.00      5.36%        1.31%
    5   12/31/95 - 12/31/00  $12,032.00     20.32%        3.77%      5     12/31/95 - 12/31/00   $11,593.00     15.93%        3.00%
   10   12/31/90 - 12/31/00  $16,961.00     69.61%        5.43%     10     12/31/90 - 12/31/00   $24,125.00    141.25%        9.21%

 Life   06/12/85 - 12/31/00  $25,371.00    153.71%        6.17%   Life     06/12/85 - 12/31/00   $25,538.00    155.38%        6.21%

          MFS / Sun Life Massachusetts Investors Growth Stock Series        MFS / Sun Life Massachusetts Investors Trust Series

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $9,215.00     -7.85%       -7.85%      1     12/31/99 - 12/31/00    $9,826.00     -1.74%       -1.74%
    2   12/31/98 - 12/31/00  $12,280.00     22.80%       10.82%      2     12/31/98 - 12/31/00   $10,336.00      3.36%        1.67%
                                                                     3     12/31/97 - 12/31/00   $12,564.00     25.64%        7.91%
                                                                     4     12/31/96 - 12/31/00   $16,271.00     62.71%       12.94%
                                                                     5     12/31/95 - 12/31/00   $20,025.00    100.25%       14.90%
                                                                    10     12/31/90 - 12/31/00   $38,872.00    288.72%       14.54%

 Life   05/06/98 - 12/31/00  $14,642.00     46.42%       15.45%   Life     11/14/86 - 12/31/00   $49,719.00    397.19%       12.02%


          MFS / Sun Life New Discovery Series                               MFS / Sun Life Total Return Series

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $9,853.00     -1.47%       -1.47%      1     12/31/99 - 12/31/00   $11,465.00     14.65%       14.65%
    2   12/31/98 - 12/31/00  $15,495.00     54.95%       24.48%      2     12/31/98 - 12/31/00   $11,570.00     15.70%        7.56%
                                                                     3     12/31/97 - 12/31/00   $12,685.00     26.85%        8.25%
                                                                     4     12/31/96 - 12/31/00   $15,187.00     51.87%       11.01%
                                                                     5     12/31/95 - 12/31/00   $17,006.00     70.06%       11.20%
                                                                    10     12/31/90 - 12/31/00   $28,737.00    187.37%       11.13%

 Life   05/06/98 - 12/31/00  $16,256.00     62.56%       20.08%   Life     05/11/88 - 12/31/00   $34,909.00    249.09%       10.40%


          MFS / Sun Life Utilities Series                                   Sun Capital Value Equity Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00  $10,501.00      5.01%        5.01%
    2   12/31/98 - 12/31/00  $13,533.00     35.33%       16.33%
    3   12/31/97 - 12/31/00  $15,614.00     56.14%       16.01%
    4   12/31/96 - 12/31/00  $20,339.00    103.39%       19.42%
    5   12/31/95 - 12/31/00  $24,025.00    140.25%       19.16%

 Life   11/16/93 - 12/31/00  $29,112.00    191.12%       16.18%   Life     07/17/00 - 12/31/00   $11,240.00     12.40%       12.40%


          Sun Capital Value Managed Portfolio                               Sun Capital Value Mid Cap Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
 Life   07/17/00 - 12/31/00  $11,286.00     12.86%       12.86%   Life     07/17/00 - 12/31/00   $10,253.00      2.53%        2.53%



          Sun Capital Value Small Cap Portfolio                             Sun Capital Investment Grade Bond Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate

                                                                     1     12/31/99 - 12/31/00   $10,788.00      7.88%        7.88%
                                                                     2     12/31/98 - 12/31/00   $10,526.00      5.26%        2.60%

 Life   07/17/00 - 12/31/00  $12,087.00     20.87%       20.87%   Life     12/07/98 - 12/31/00   $10,516.00      5.16%        2.47%

          Sun Capital Money Market Fund                                     Sun Capital Real Estate Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00  $10,393.00      3.93%        3.93%      1     12/31/99 - 12/31/00   $12,880.00     28.80%       28.80%
    2   12/31/98 - 12/31/00  $10,674.00      6.74%        3.32%      2     12/31/98 - 12/31/00   $12,148.00     21.48%       10.22%

 Life   12/07/98 - 12/31/00  $10,692.00      6.92%        3.29%   Life     12/07/98 - 12/31/00   $12,050.00     20.50%        9.45%


          Sun Capital Blue Chip Mid Cap Fund                                Sun Capital Foundation Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00  $12,266.00     22.66%       22.66%      1     12/31/99 - 12/31/00    $9,230.00     -7.70%       -7.70%

 Life   09/01/99 - 12/31/00  $15,495.00     54.95%       38.94%   Life     09/01/99 - 12/31/00   $10,286.00      2.86%        2.14%

          Sun Capital Select Equity Fund                                    Sun Capital Davis Venture Value Fund

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00   $8,867.00    -11.33%      -11.33%

 Life   09/01/99 - 12/31/00  $11,143.00     11.43%        8.47%   Life     07/17/00 - 12/31/00    $9,773.00     -2.27%       -2.27%

          Sun Capital Davis Financial Fund                                  OCC Accumulation Trust Equity Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate

                                                                     1     12/31/99 - 12/31/00   $10,789.00      7.89%        7.89%
                                                                     2     12/31/98 - 12/31/00   $10,858.00      8.58%        4.20%
                                                                     3     12/31/97 - 12/31/00   $11,921.00     19.21%        6.03%
                                                                     4     12/31/96 - 12/31/00   $14,817.00     48.17%       10.33%
                                                                     5     12/31/95 - 12/31/00   $17,938.00     79.38%       12.40%
                                                                    10     12/31/90 - 12/31/00   $39,299.00    292.99%       14.67%

 Life   07/17/00 - 12/31/00  $11,243.00     12.43%       12.43%   Life     08/01/88 - 12/31/00   $45,916.00    359.16%       13.06%

          OCC Accumulation Trust Small Cap Portfolio                                      OCC Accumulation Trust Managed Portfolio

 Number                                  Cumulative    Compound     Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate  of Years     Periods           Amount    Growth Rate  Growth Rate

    1   12/31/99 - 12/31/00  $14,152.00     41.52%       41.52%      1     12/31/99 - 12/31/00   $10,772.00      7.72%        7.72%
    2   12/31/98 - 12/31/00  $13,636.00     36.36%       16.77%      2     12/31/98 - 12/31/00   $11,101.00     11.01%        5.36%
    3   12/31/97 - 12/31/00  $12,175.00     21.75%        6.78%      3     12/31/97 - 12/31/00   $11,672.00     16.72%        5.29%
    4   12/31/96 - 12/31/00  $14,608.00     46.08%        9.94%      4     12/31/96 - 12/31/00   $14,010.00     40.10%        8.80%
    5   12/31/95 - 12/31/00  $17,020.00     70.20%       11.22%      5     12/31/95 - 12/31/00   $16,880.00     68.80%       11.04%
   10   12/31/90 - 12/31/00  $38,035.00    280.35%       14.29%     10     12/31/90 - 12/31/00   $43,873.00    338.73%       15.94%

  Life  08/01/88 - 12/31/00  $39,566.00    295.66%       11.71%   Life     08/01/88 - 12/31/00   $55,930.00    459.30%       14.87%

          OCC Accumulation Trust Mid Cap Portfolio

 Number                                  Cumulative    Compound
of Years      Periods          Amount    Growth Rate  Growth Rate
    1   12/31/99 - 12/31/00  $12,356.00     23.56%       23.56%
    2   12/31/98 - 12/31/00  $14,753.00     47.53%       21.46%

 Life   02/09/98 - 12/31/00  $14,274.00     42.74%       13.10%


* For periods of less than one year, the growth rates listed are not annualized.

TAX DEFERRED ACCUMULATION

     In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

     In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on the Variable Account's investment returns under the various Purchase Payment Interest Options or upon returns in general. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contracts or in general on a tax deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contracts in a chart would reflect the deduction of Contract expenses, such as the 1.30% mortality and expense risk charge, the 0.15% administrative charge, and the $35 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

     In developing illustrative tax deferral charts, we will observe these general principles:

         -  The assumed rate of earnings will be realistic.
         - The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
         - Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
         - A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

     The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary for among Participants.

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR'S insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.

          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company intends to illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

          THE COMPANY'S AND THE FUNDS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998, the Company was the 36th largest U.S. life insurance company based upon overall assets.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE FUTURITY ACCOLADE VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004002 (the daily equivalent of the current maximum charge of 1.45% on an annual basis) gives a net investment factor of
1.00323509. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116849 (14.5645672 X 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.3846153 (12.3456789 X 1.00323509 (the Net Investment Factor) X 0.99991902).
0.99991902 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are 14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846153. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X
6.78 divided by 1,000).  The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846153).

                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.

          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by ____________________________ independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

INDEPENDENT AUDITORS' REPORT

To the Participants in Futurity, Futurity II, Futurity Focus and Futurity
Accolade
  and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):




[To be filed by subsequent amendment]

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                     C/O RETIREMENT PRODUCTS AND SERVICES
                     P.O. BOX 9133
                     BOSTON, MASSACHUSETTS  02117

                     TELEPHONE:
                     Toll Free (888) 786-2435

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS


                     Boston, Massachusetts  02116

                                                                    May 1, 2001

                                 MFS REGATTA EXTRA

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                    SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

                                 TABLE OF CONTENTS
Calculation of Performance Data .............................................. 2
Advertising and Sales Literature ............................................. 5
Tax Deferred Accumulation..................................................... 8
Calculations ................................................................. 9
     Example of Variable Accumulation Unit Value Calculation.................. 9
     Example of Variable Annuity Unit Calculation ............................ 9
     Example of Variable Annuity Payment Calculation ......................... 9
Distribution of the Contracts ................................................ 9
Designation and Change of Beneficiary ........................................10
Custodian ....................................................................10
Financial Statements .........................................................10

          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of MFS Regatta Extra Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") which is not included in the Prospectus dated May 1, 2001. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing to Sun Life Assurance Company of Canada (U.S.), c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning (617) 348-9600 or
(800)-752-7215.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                          CALCULATION OF PERFORMANCE DATA


STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The tables below shows, for various Sub-Accounts of the Variable Account, the Standardized Average Annual Total Return at the stated rates and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below. For purposes of determining these investment results, the actual investment performance of each Fund of MFS/Sun Life Series Trust is reflected from the date the Variable Account was established, or such later date that the Fund commenced operations (the "Commencement Date"), although the Contracts have been offered only since April 10, 2000. No information is shown for the Funds that have not commenced operations or that had been in operation for less than one year as of December 31, 2000.


    The Securities and Exchange Commission defines "standardized" total return information to mean Average Annual Total Return, based a hypothetical initial purchase payment of $1,000 and calculated in accordance with the formula set forth after the table, but presented only for periods subsequent to the commencement of the offering in the separate account.


                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 2000


[To be added by amendment]

          The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:
                                         n
                                 P(l + T)  = ERV

     Where:    P = a hypothetical initial Purchase Payment of $1,000
               T = average annual total return for the period n = number of years
             ERV = redeemable value (as of the end of the period) of a
                   hypothetical $1,000 Purchase Payment made at the beginning of the 1-year, 5-year, or 10-year period (or fractional portion thereof)

The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period, and 3) there will be a full surrender at the end of the period.

          The annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Individual Contracts and Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Contract may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN:

    The tables below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Average Annual Total Return at the stated rates and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out under "Standardized Average Annual Total Return." For purposes of determining these investment results, the actual investment performance of each Fund of the MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since April 10, 2000.


                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 2000




[To be filed by amendment]

NON-STANDARDIZED COMPOUND GROWTH RATE

    The tables below show, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate at the stated rates and for the stated periods (or shorter period indicated in the note below), based upon a hypothetical investment, calculated in accordance with the formula set out under "Standardized Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges or Account Fees were reflected, returns would be lower (see "Standardized Average Annual Total Return" and "Non-Standardized Average Annual Return"). For purposes of determining these investment results, the actual investment performance of each Fund of the MFS/Sun Life Series Trust is reflected from the date such Series commenced operations ("Inception"), although the Contracts have been offered only since April 10, 2000.


                    NON-STANDARDIZED COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 2000




[To be filed by amendment]

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value weighted and was introduced with a base of 100.00 on February 5, 1971.


          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:

          DOLLAR-COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.


          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.


          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. For example, at December 31, 1998 the Company was the 36th largest U.S. life insurance company based upon overall assets.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE CONTRACTS OR ANY OF THE INVESTMENT OPTIONS THEREUNDER. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

TAX DEFERRED ACCUMULATION

     In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

     In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax deferred compounding on the Variable Account's investment returns under the various Purchase Payment Interest Options or upon returns in general. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contracts or in general on a tax deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contracts in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

     In developing illustrative tax deferral charts, we will observe these general principles:

         -  The assumed rate of earnings will be realistic.
         - The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
         - Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
         - A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1/2 at the time of surrender.

     The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary for among Participants.

                                    CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00004002 (the daily equivalent of the current maximum charge of 1.55% on an annual basis) gives a net investment factor of
1.00323509. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6116849 (14.5645672 X 1.00323648).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the annuity unit for the current valuation period would be 12.34846153 (12.3456789 X 1.00323509 (the Net Investment Factor) X0.99991902 is the
factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 3% per year used to establish the Annuity Payment Rates found in certain Contracts.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3846325. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.30 (70.1112 X 12.3846325).

                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company. Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company.

          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.50% of Purchase Payments. In addition, after the first Account Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.50% of the Participant's Account Value. In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time. Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.

          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F for the year ended December 31, 2000 included in this Statement of Additional Information have been audited by ____________________________ independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

REGATTA, REGATTA GOLD, REGATTA CLASSIC AND REGATTA PLATINUM SUB-ACCOUNTS INCLUDED IN
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F




[To be filed by amendment]

INDEPENDENT AUDITORS' REPORT

To the Participants in Regatta, Regatta Gold, Regatta Classic and Regatta
 Platinum Sub-Accounts and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):



[To be filed by amendment]



Boston, Massachusetts

                     SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                     C/O RETIREMENT PRODUCTS AND SERVICES
                     P.O. BOX 1024
                     BOSTON, MASSACHUSETTS  02103

                     TELEPHONE:
                     Toll Free (800) 752-7215

                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS


                     Boston, Massachusetts  02116

                                       PART C

                                 OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a) The following Financial Statements are included in the Registration Statement:

          Included in Part B:

             A. Condensed Financial Information - Accumulation Unit Values (to be filed by amendment).

             B.     Financial Statements of the Depositor:

                       1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 2000 and 1999;
                       2. Statutory Statements of Operations, Years Ended December 31, 2000, 1999 and 1998;
                       3. Statutory Statements of Changes in Capital Stock and Surplus, Years Ended December 31, 2000, 1999 and 1998;
                       4. Statutory Statements of Cash Flow, Years Ended December 31, 2000, 1999 and 1998;
                       5.     Notes to Statutory Financial Statements; and
                       6.     Independent Auditors' Report.

             C.     Financial Statements of the Registrant:

                       1.     Statement of Condition, December 31, 2000;
                       2.     Statement of Operations, Year Ended December 31,
                              2000;
                       3. Statements of Changes in Net Assets, Years Ended December 31, 2000 and December 31, 1999;
                       4.     Notes to Financial Statements; and
                       5.     Independent Auditors' Report.

         (b) The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

              (1) Resolution of Board of Directors of the depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to Exhibit 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on October 14,
                              1997);

              (2)             Not Applicable;

              (3)(a) Distribution Agreement between the Depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

                 (b)(i) Specimen Sales Operations and General Agent Agreement (Incorporated herein by reference to Exhibit 3(b)(i) to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16,
                              1998);

                 (b)(ii) Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Exhibit 3(b)(ii) to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16,
                              1998);

                 (b)(iii) Specimen Registered Representatives Agent Agreement (Incorporated herein by reference to Exhibit 3(b)(iii) to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-37907, filed on January 16, 1998);

              (4)(a)(i) Form of Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed September 29, 1999);

                 (b)(i) Form of Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed September 29, 1999);

                 (c)(i) Form of Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed September 29, 1999);

                 (d)(i) Form of Qualified Plan Endorsement (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed February 3, 2000);

              (5)(a)(i) Form of Application to be used with Contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed September 29, 1999);

                 (b)(i) Form of Application to be used with Certificate filed as Exhibit 4(b)(i) and Contract filed as Exhibit 4(c)(i) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-4, File No. 333-82957, filed September 29, 1999);

              (6) Certificate of Incorporation and By-laws of the Depositor (Incorporated herein by reference to Exhibits 3(a) and 3(b), respectively, to the Registration Statement of the Depositor on Form S-1, File No. 333-37907, filed on October 14,
                              1997);

              (7)             Not Applicable;

              (8)(a) Form of Participation Agreement by and between The Alger American Fund, the Depositor, and Fred Alger and Company, Incorporated (Filed as
                              Exhibit 8(a) to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed April 26,
                              1999);

                 (b)(i) Form of Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and the Depositor (Filed as Exhibit 8(b)(i) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                    (ii) Form of Amendment No. 1 dated December 14, 1998 to Participation Agreement filed as Exhibit 8(b)(i) (Filed as Exhibit 8(b)(ii) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                    (iii) Form of Amendment No. 2 dated as of March 15, 1999 to Participation Agreement filed as
                              Exhibit 8(b)(i) (Filed as Exhibit 8(b)(iii) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                 (c) Form of Fund Participation Agreement between Depositor and J.P. Morgan Services Trust II (Filed as Exhibit 8(c) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                 (d) Form of Participation Agreement dated February 17, 1998 by and among MFS/Sun Life Services Trust, the Depositor and Massachusetts Financial Services Company (Filed as Exhibit 8(d) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                 (e) Form of Participation Agreement dated February 17, 1998 by and among OCC Accumulation Trust, the Depositor and OCC Distributors (Filed as Exhibit 8(e) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                 (f) Form of Participation Agreement dated February, 1998 by and among the Depositor, Warburg Pincus Trust, Warburg Pincus Asset Management, Inc. and Counsellors Securities, Inc. (Filed as Exhibit 8(f) to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-4, File No. 33-41628, filed April 26, 1999);

                 (g) Form of Participation Agreement dated February 17, 1998 by and among the Depositor, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Filed as
                              Exhibit 8(g) to Post-Effective Amendment No. 1 to Registrant's Registration Statement in Form N-4, File No. 333-82957, filed February 3, 2000);

                 (h) Form of Participation Agreement dated August 18, 1999 by and among the Depositor, Sun Capital Advisers Trust and Sun Capital Advisers, Inc. (Filed as Exhibit 8(h) to Post-Effective Amendment No. 1 to Registrant's Registration Statement in Form N-4, File No. 333-82957, filed February 3, 2000);

              (9) Opinion of Counsel as to the legality of the securities being registered and Consent to its use (Filed as Exhibit 9 to the Registration Statement of the Registrant on Form N-4,
                              File No. 333-82957, filed July 15, 1999);

             (10)(a) Consent of Independent Auditors [To be filed by amendment];


                 (b) Representation of Counsel pursuant to Rule 485(b) [To be filed by amendment];

             (11) Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Form 10-K Annual Report for the fiscal year ended December 31, 1999, filed on March 22, 2000)

             (12)             Not Applicable;

             (13) Schedule for Computation of Performance Quotations (Incorporated by reference to
                              Exhibit 13 to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 33-41628, filed on
                              April 29, 1998);

             (14)             Not Applicable;

             (15) Powers of Attorney (Filed as Exhibit 15 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-30844, filed February 9, 2001)




             (16) Organizational Chart (Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 3 to the Registration Statement of the Registrant on Form N-4, File No. 333-30844 filed on February 9, 2001).

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Name and                             Principal Positions and Offices
          Business Address                     with Depositor
          ----------------                     --------------

          Donald A. Stewart                    Chairman and Director
          150 King Street West
          Toronto, Ontario
          Canada M5H 1J9

          C. James Prieur                      Vice Chairman and Director
          150 King Street West
          Toronto, Ontario
          Canada M5H 1J9

          James A. McNulty, III                President and Director
          One Sun Life Executive Park
          Wellesley Hills, MA 02481

          Richard B. Bailey                    Director
          63 Atlantic Avenue
          Boston, MA 02110


          David D. Horn                        Director
          Strong Road
          New Vineyard, ME 04956

          Angus A. MacNaughton                 Director
          Genstar Investment Corporation
          555 California Street, Suite 4850
          San Francisco, CA 94104

          S. Caesar Raboy                      Director
          220 Boylston Street
          Boston, MA 02110

          William W. Stinson                   Director
          Canadian Pacific Limited
          1800 Bankers Hall, East Tower
          855 - 2nd Street S.W.
          Calgary Alberta
          Canada T2P 42H

          James C. Baillie                     Director
          Torys
          Suite 300, Maritime Life Tower
          Toronto, Ontario M5K1N2

          Name and                           Principal Positions and Offices
          Business Address                   with Depositor
          ----------------                   --------------

          James M.A. Anderson                Vice President, Investments
          One Sun Life Executive Park
          Wellesley Hills, MA 02481

          Peter F. Demuth                    Vice President and Chief Counsel
          One Sun Life Executive Park        and Assistant Secretary
          Wellesley Hills, MA 02481

          Ronald J. Fernandes                Vice President, Retirement
          One Copley Place                   Products and Services
          Boston, MA 02116

          Ellen B. King                      Counsel and Secretary
          One Sun Life Executive Park
          Wellesley Hills, MA 02481

          Davey S. Scoon                     Vice President, Finance and
          One Sun Life Executive Park        Treasurer
          Wellesley Hills, MA 02481

          Robert P. Vrolyk                   Vice President and
          One Sun Life Executive Park        Actuary
          Wellesley Hills, MA 02481


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.

The organization chart of Sun Life Assurance Company of Canada is incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, file No. 333-30844.

      None of the companies listed in Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

     As of __________, there were ___ Contract Owners.

Item 28. INDEMNIFICATION

     Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), a copy of which was filed as Exhibit 3(b) to the Registration Statement of the Depositor on Form S-1, File No. 33-29851, provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

     (a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, G, H and I, Sun Life (N.Y.) Variable Accounts A, B and C, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account, and Managed Sectors Variable Account.


   Name and Principal                        Positions and Officers
   Business Address*                         with Underwriter
   ----------------                          ----------------
   William Franca........................... Managing Principal
   Davey S. Scoon........................... Treasurer and Director
   James M. A. Anderson..................... Director
   Ronald J. Fernandes...................... Director
   James A. McNulty, III.................... Director
   George E. Maden.......................... Secretary and Clerk
   William T. Evers......................... Assistant Secretary and Clerk
   Maura A. Murphy.......................... Assistant Secretary and Clerk
   Cynthia M. Orcutt........................ Vice President
   Norton A. Goss, II....................... Assistant Vice President
   Stephen J. Yarina........................ Tax Officer

------------------------
* The principal business address of all directors and officers of the principal underwriter except Messrs, Fernandes, Goss and Franca is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Messrs, Fernandes, Goss and Franca is One Copley Place, Boston, Massachusetts 02116.

(a)  Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, and One Copley Place, Boston, Massachusetts 02116, or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

     Not Applicable.

Item 32. UNDERTAKINGS

     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or simiilar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

     (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

     (d) Representation with respect to Section 26(e)of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

     The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

                                   SIGNATURES

      As required by the Securities Act of 1933 and the Investment Company
Act of 1940, the Registrant certifies that it has caused this Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 12th day of February, 2001.

                                SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F
                                (Registrant)

                                SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                                (Depositor)

                                By:  /s/ JAMES A. MCNULTY, III
                                     ----------------------------
                                     James A. McNulty, III
                                     President

Attest: /s/ EDWARD M. SHEA
--------------------------
     Edward M. Shea
     Assistant Vice President and Senior Counsel

      As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE                                TITLE                                           DATE
-------------------------------------    ------------------------------------            --------------

/s/ JAMES A. MCNULTY, III                President and Director                          February 12, 2001
-------------------------------------    (Principal Executive Officer)
James A. McNulty, III


/s/ DAVEY S. SCOON                       Vice President, Finance                         February 12, 2001
-------------------------------------    and Treasurer
Davey S. Scoon                           (Principal Financial and Accounting Officer)

/s/SANDRA M. DADALT            Attorney-in-Fact for:
------------------------       Donald A. Stewart, Chairman and Director
Sandra M. DaDalt               C. James Prieur, Vice Chairman and Director
                               James C. Baillie, Director
                               David D. Horn, Director
                               Angus A. McNaughton, Director
                               S. Caesar Raboy, Director
                               William W. Stinson, Director

                                   EXHIBIT INDEX


10(a)         Consent of Independent Auditors - To be filed by amendment


  (b) Representation of Counsel pursuant to Rule 485(b) - To be filed by amendment